                                                           [Governor Funds Logo]
                                                               GOVERNOR FUNDS


EQUITY FUNDS
------------
Established Growth Fund
Aggressive Growth Fund
International Equity Fund

BOND FUNDS
----------
Intermediate Term Income Fund
Limited Duration Government Securities Fund
Pennsylvania Municipal Bond Fund

ASSET ALLOCATION FUNDS
----------------------
Lifestyle Conservative Growth Fund
Lifestyle Moderate Growth Fund
Lifestyle Growth Fund




                                   PROSPECTUS

--------------------------------------------------------------------------------

                                OCTOBER 30, 2000

--------------------------------------------------------------------------------


The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.



QUESTIONS?
CALL 1-800-766-3960
OR YOUR INVESTMENT REPRESENTATIVE.


                                                           www.governorfunds.com

         TABLE OF CONTENTS


                                                RISK/RETURN SUMMARY AND FUND EXPENSES

                                        ICON
Review this important                           Equity Funds
section, which summarizes                         3  Established Growth Fund
each Fund's investments,                          5  Aggressive Growth Fund
risks, past performance, and                      7  International Equity Fund
fees.                                             9  Fees and Expenses
                                                Bond Funds
                                                 10  Intermediate Term Income Fund
                                                 13  Limited Duration Government Securities Fund
                                                 16  Pennsylvania Municipal Bond Fund
                                                 19  Fees and Expenses
                                                Asset Allocation Funds
                                                 20  Lifestyle Conservative Growth Fund
                                                 22  Lifestyle Moderate Growth Fund
                                                 24  Lifestyle Growth Fund
                                                 28  Fees and Expenses
                                                Principal Risks of the Funds
                                                 30  Principal Risks
                                                Other Considerations
                                                 31  Portfolio Turnover
                                                 31  Temporary Defensive Positions
                                                 31  Other Types of Investments

                                                FUND MANAGEMENT

                                        ICON
Review this section for                          32  Reorganization
details on the people and                        32  The Investment Advisor and Sub-Advisor
organizations who oversee                        35  Portfolio Managers
the Funds.                                       35  The Administrators and Distributor

                                                SHAREHOLDER INFORMATION

                                        ICON
Review this section for                          36  Pricing of Fund Shares
details on how shares are                        37  Purchasing and Adding to Your Shares
valued, how to purchase,                         40  Selling Your Shares
sell and exchange shares,                        44  Distributions Arrangements/Sales Charges
related charges and payments                     49  Exchanging Your Shares
of dividends and                                 50  Dividends, Distributions and Taxes
distributions.

                                                FINANCIAL HIGHLIGHTS

                                        ICON
                                                 53

                                                BACK COVER

                                        ICON
                                                     Where to Learn More About Governor Funds

            RISK/RETURN SUMMARY AND FUND EXPENSES

-

   OVERVIEW

   This prospectus describes the following funds offered by the Governor Funds (the "Funds"). On the following pages, you will find important information about each Fund, including:

        - the investment objective

        - principal investment strategy

        - performance information

        - fees and expenses, and

        - principal risks associated with each Fund


   Martindale Andres & Company, LLC (the "Advisor") manages each Fund except the International Equity Fund, which is subadvised by Brinson Partners, Inc. (the "Sub-Advisor").


   RISK/RETURN PROFILE OF MUTUAL FUNDS
   EQUITY FUNDS

   Established Growth Fund
   Aggressive Growth Fund

   International Equity Fund


   BOND FUNDS

   Intermediate Term Income Fund
   Limited Duration Government Securities Fund
   Pennsylvania Municipal Bond Fund

   ASSET ALLOCATION FUNDS

   Lifestyle Conservative Growth Fund
   Lifestyle Moderate Growth Fund
   Lifestyle Growth Fund
                                                RISK PROFILE OF MUTUAL FUNDS
                                                       [GRAPHIC]

   RISK/RETURN SUMMARY AND FUND EXPENSES
-

                            RISK/RETURN SUMMARY OF THE
                            ESTABLISHED GROWTH FUND


    INVESTMENT OBJECTIVES             The Established Growth Fund seeks growth of capital with
                                      some current income as a secondary objective.

    PRINCIPAL                         The Fund will invest substantially all, but under normal
    INVESTMENT STRATEGIES             market conditions no less than 65%, of its total assets in common stocks and securities convertible into common stocks
    MARKET CAPITALIZATION is a        of companies with market capitalizations at the time of
    common measure of the size        purchase of at least $1 billion. The Fund intends to invest
    of a company. It is the           90% or more of its assets in common stocks under normal
    market price of a share of        market conditions. The Advisor selects investments based on
    the company's stock               a number of factors related to historical and projected
    multiplied by the number of       earnings and the price/earnings relationships, as well as
    outstanding shares.               company growth and asset value, consistency of earnings
                                      growth and earnings quality. Stocks purchased for the Fund generally will be traded on established U.S. markets and
                                      exchanges.

    PRINCIPAL                         The principal risks of investing in the Fund are market risk
    INVESTMENT RISKS                  and management risk. Market risk is the risk that the value of the securities in which the Fund invests may go up or
                                      down in response to the prospects of individual companies
                                      and/or general economic conditions. Price changes may be
                                      temporary or last for extended periods. Management risk is the risk that a strategy which the Advisor uses may fail to produce the intended results. The particular securities and types of securities the Fund holds may underperform other
                                      securities and types of securities. There can be no
                                      assurance the Fund will achieve its investment objective.

    WHO MAY                           Consider investing in the Fund if you are:
    WANT TO INVEST?                   - investing for long-term goals, such as retirement
                                      - seeking capital appreciation without the higher volatility of small or mid capitalization stocks.
                                      This Fund will not be appropriate for anyone:
                                      - seeking regular income
                                      - investing for short-term goals
                                      - seeking stability of principal

   RISK/RETURN SUMMARY AND FUND EXPENSES          ESTABLISHED GROWTH FUND


   The bar chart and table on this page show how the Established Growth Fund has performed and how its performance has varied from year to year. The bar chart shows changes in the Fund's yearly performance over the last five years to demonstrate that the Fund's value varied at different times. The table below the bar chart compares the Fund's performance over time to that of the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index"), an unmanaged index comprised of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ.


   For the period from January 1, 1995 to December 2, 1996, the Fund's predecessor offered to investors shares with neither a sales charge nor a service fee. The average annual total return calculation in the table reflects a maximum initial sales charge of 5.50%, but for periods prior to December 2, 1996, performance does not reflect service organization fees. If service organization fees had been reflected, performance would be reduced.

                                         PERFORMANCE BAR CHART AND TABLE(1)
                                        YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31

[PERFORMANCE BAR CHART AND TABLE]

1995                                                                            12.61%

1996                                                                            21.92%

1997                                                                            26.24%

1998                                                                            19.53%

1999                                                                            24.20%


(1) The bar chart does not reflect the impact of any applicable sales charges. If sales charges were reflected, performance would be reduced.


   Past performance does not indicate how the Fund will perform in the future. The chart and table assume reinvestment of dividends and distributions. Fund performance in the chart and table reflects the impact of fee waivers; without fee waivers, returns for the Fund would have been lower.


Best quarter:  Q4 1998                                                    21.87%
Worst quarter: Q3 1998                                                   -15.22%

Year-to-date return for the period ended September 30, 2000: 0.36%


AVERAGE ANNUAL TOTAL RETURNS

(for the periods ending


December 31, 1999)*



                                      FUND      PAST     PAST       SINCE
                                    INCEPTION   YEAR    5 YEARS   INCEPTION
 ESTABLISHED GROWTH FUND
 (with maximum sales charge of
 5.50%)                              1/1/95     17.39%   24.99%     24.99%
 S&P 500 INDEX                       1/1/95     21.04%   28.56%     28.56%


* For current performance information call 1-800-766-3960.

   RISK/RETURN SUMMARY AND FUND EXPENSES
-

                            RISK/RETURN SUMMARY OF THE
                            AGGRESSIVE GROWTH FUND


    INVESTMENT OBJECTIVES             The Aggressive Growth Fund seeks growth of capital.

    PRINCIPAL                         The Fund will invest substantially all, but under normal
    INVESTMENT STRATEGIES             market conditions no less than 65%, of its total assets in common stocks and securities convertible into common stocks
    MARKET CAPITALIZATION is a        of companies with market capitalizations at the time of
    common measure of the size        purchase ranging between $100 million and $5 billion. The
    of a company. It is the           Fund intends to invest 90% or more of its assets in common
    market price of a share of        stocks and securities convertible to common stocks under
    the company's stock               normal market conditions. Stocks purchased by the Fund
    multiplied by the number of       generally will be traded on established U.S. markets and
    outstanding shares.               exchanges.
                                      The Fund attempts to invest in high quality small- to
                                      mid-capitalization companies that the Advisor believes have demonstrated one or more of the following characteristics:
                                      strong growth, solid management, innovative products, and a steady revenue and earnings history. The Advisor emphasizes company specific factors rather than industry factors when deciding to buy or sell securities.

    PRINCIPAL                         The principal risks of investing in the Fund are market
    INVESTMENT RISKS                  risk, management risk and small capitalization stock risk.
                                      Market risk is the risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic
                                      conditions. Price changes may be temporary or last for
                                      extended periods. Management risk is the risk that a
                                      strategy which the Advisor uses may fail to produce the
                                      intended results. The particular securities and types of
                                      securities the Fund holds may underperform other securities and types of securities. There can be no assurance the Fund will achieve its investment objective. Small capitalization stocks tend to carry greater risk and exhibit greater price volatility than larger capitalization stocks because their businesses may not be well-established. Small capitalization companies generally have limited product lines, markets and financial resources and may be dependent on one-person
                                      management; also, such securities may have limited
                                      marketability and, as a result, be difficult to sell.

    WHO MAY                           Consider investing in the Fund if you are an individual:
    WANT TO INVEST?                   - investing for long-term goals, such as retirement
                                      - seeking to add a growth component to your portfolio
                                      - willing to accept the higher risks associated with
                                        investing in small capitalization stocks in return for
                                        higher potential returns
                                      This Fund will not be appropriate for anyone:
                                      - seeking regular income
                                      - seeking stability of principal
                                      - investing for short-term goals

   RISK/RETURN SUMMARY AND FUND EXPENSES           AGGRESSIVE GROWTH FUND


   The bar chart and table on this page show how the Aggressive Growth Fund has performed and how its performance has varied from year to year. The bar chart shows changes in the Fund's yearly performance over the last five years to demonstrate that the Fund's value varied at different times. The table below the bar chart compares the Fund's performance over time to that of the Russell 2000 Index, an unmanaged index comprised of the 2,000 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on market capitalization.


   For the period from July 1, 1994 to February 3, 1997, the Fund's predecessor offered to investors shares with neither a sales charge nor a service fee. The average annual total return calculation in the table reflects a maximum initial sales charge of 5.50%, but for periods prior to February 3, 1997, performance does not reflect service organization fees. If service organization fees had been reflected, performance would be reduced.

                                        PERFORMANCE BAR CHART AND TABLE(1)
                                        YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31

[PERFORMANCE BAR CHART AND TABLE]

1995                                                                            26.89%

1996                                                                            19.54%

1997                                                                            15.91%

1998                                                                             3.51%

1999                                                                            18.88%


(1) The bar chart does not reflect the impact of any applicable sales charges. If sales charges were reflected, performance would be reduced.


   Past performance does not indicate how the Fund will perform in the future. The chart and table assume reinvestment of dividends and distributions. Fund performance in the chart and table reflects the impact of fee waivers; without fee waivers, returns for the Fund would have been lower.



Best quarter:  Q2 1999                                                    21.54%

Worst quarter: Q3 1998                                                   -19.50%

Year-to-date return for the period ended September 30, 2000: 11.87%


AVERAGE ANNUAL TOTAL RETURNS

(for the periods ending


December 31, 1999)*



                                      FUND      PAST     PAST       SINCE
                                    INCEPTION   YEAR    5 YEARS   INCEPTION
 AGGRESSIVE GROWTH FUND
 (with maximum sales charge of
 5.50%)                              7/1/94     12.31%   15.38%     15.16%
 RUSSELL 2000 INDEX                  7/1/94     21.26%   16.69%     16.08%


* For current performance information call 1-800-766-3960.

   RISK/RETURN SUMMARY AND FUND EXPENSES
-

                            RISK/RETURN SUMMARY OF THE
                            INTERNATIONAL EQUITY FUND


    INVESTMENT OBJECTIVE              The International Equity Fund seeks long-term capital
                                      appreciation, primarily through a diversified portfolio of
                                      non-U.S. equity securities.

    PRINCIPAL                         The Fund will invest substantially all, but under normal
    INVESTMENT STRATEGIES             market conditions in no event less than 65%, of its total
                                      assets in equity or convertible securities in at least eight
    A FORWARD FOREIGN CURRENCY        countries other than the United States. Although it may
    CONTRACT is a commitment to       invest anywhere in the world, the Fund invests primarily in
    purchase or sell a foreign        the equity markets listed in the Morgan Stanley Capital
    currency at a future date at      International Europe, Australasia, Far East ("MSCI EAFE")
    a negotiated forward rate.        Index(R), the benchmark against which the Fund measures its performance. The Fund may also invest in forward foreign
                                      currency contracts to achieve allocation strategies.
                                      The Sub-Advisor's investment perspective for the Fund is to invest in the equity securities of non-U.S. markets and
                                      companies which are believed to be undervalued based upon
                                      internal research and proprietary valuation systems.

    PRINCIPAL                         The principal risks of investing in the Fund are market
    INVESTMENT RISKS                  risk, management risk, and foreign risk. Market risk is the risk that the value of the securities in which the Fund
                                      invests may go up or down in response to the prospects of
                                      individual companies and/or general economic conditions.
                                      Price changes may be temporary or last for extended periods.
                                      Management risk is the risk that a strategy which the
                                      Advisor or Sub-Advisor uses may fail to produce the intended results. The particular securities and types of securities the Fund holds may underperform other securities and types of securities. There can be no assurance the Fund will
                                      achieve its investment objective. Foreign risk is the risk of investments in issuers located in foreign countries,
                                      which may have greater price volatility and less liquidity.
                                      Investments in foreign securities also are subject to
                                      political, regulatory, and diplomatic risks. Changes in
                                      currency rates are an additional risk of investments in
                                      foreign securities. Risks associated with forward foreign
                                      currency contracts include movement in the value of the
                                      foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

   RISK/RETURN SUMMARY AND FUND EXPENSES
-

                            RISK/RETURN SUMMARY OF THE
                            INTERNATIONAL EQUITY FUND
                            CONTINUED


    WHO MAY                           Consider investing in the Fund if you are:
    WANT TO INVEST?                   - investing for long-term goals, such as retirement
                                      - seeking to add a growth component to your portfolio
                                      - willing to accept the higher risks associated with
                                        investing in foreign markets
                                      - seeking to diversify your portfolio by investing in
                                        markets outside the U.S.
                                      This Fund will not be appropriate for anyone:
                                      - seeking regular income
                                      - seeking stability of principal
                                      - investing for short-term goals

    PERFORMANCE                       Because the International Equity Fund has less than one
    INFORMATION                       calendar year's performance, no performance is shown for the
                                      Fund.

   RISK/RETURN SUMMARY AND FUND EXPENSES                     EQUITY FUNDS


   THIS TABLE DESCRIBES THE
   FEES AND EXPENSES THAT YOU
   MAY PAY IF YOU BUY AND
   HOLD SHARES OF THE
   ESTABLISHED GROWTH,
   AGGRESSIVE GROWTH, OR
   INTERNATIONAL EQUITY
   FUNDS.


   Annual Fund operating
   expenses are paid out of
   Fund assets, and are
   reflected in the share
   price. Each Fund's fees
   and expenses are based
   upon the Fund's operating
   expenses for the fiscal
   year ended June 30, 2000,
   restated for termination
   of fee waivers.



                                                               FEES AND EXPENSES


                                                SHAREHOLDER FEES
                                              (FEES PAID DIRECTLY
                                                      FROM
                                                YOUR INVESTMENT)     ESTABLISHED   AGGRESSIVE   INTERNATIONAL
                                                                     GROWTH        GROWTH        EQUITY
                                                                      FUND          FUND          FUND
                                             Maximum Sales Charge
                                             (Load) Imposed on
                                             Purchases                  5.50%         5.50%         5.50%
                                             Annual Fund Operating
                                             Expenses
                                             (expenses that are
                                             deducted from Fund
                                             assets) (as a
                                             percentage of average
                                             net assets)
                                             Management fees             .75%         1.00%         1.25%
                                             Distribution (12b-1)
                                             fees                       None          None          None
                                             Other expenses(1)           .38%          .40%          .60%
                                             Total Annual Fund
                                             Operating Expenses(2)      1.13%         1.40%         1.85%
(1) Other Expenses include administration fees, transfer agency fees and all other ordinary operating expenses not listed
                                 above, and the payment of a servicing fee to
                                 various banks, trust companies, broker-dealers
                                 (other than the Distributor) and other
                                 financial institutions ("Service
                                 Organizations") under an Administrative
                                 Services Plan (described later under
                                 "Distribution and Shareholder Servicing
                                 Arrangements -- Service Organizations") up to
                                 an annual rate of 0.25% of the daily net assets
                                 of the Fund for shares owned by the
                                 shareholders with whom the Service Organization
                                 has a servicing relationship.
(2) The Advisor and the administrators will waive a portion of their fees until
                                 October 31, 2000, pursuant to a contract with
                                 the Fund dated October 29, 1999. Until October
                                 31, 2000, the net annual operating expenses
                                 will be .94%, 1.06% and .98% for each of the
                                 Established Growth, Aggressive Growth and
                                 International Equity Funds, respectively.

This example is intended to
   help you compare the cost
   of investing in the Funds
   with the cost of investing
   in other mutual funds. The
   example assumes:

     - $10,000 investment
     - 5% annual return
     - redemption at the
       end of each period
     - no changes in the
       Funds' operating
       expenses

   Because this example is
   hypothetical and for
   comparison only, your
   actual costs will be
   different.

                                                                      E X A M P L E

                                                                           1             3             5
                                                                        YEAR         YEARS         YEARS
                                             ESTABLISHED GROWTH
                                               FUND                     $659          $889         1$,138
                                             AGGRESSIVE GROWTH FUND     $685          $969         1$,274
                                             INTERNATIONAL EQUITY
                                               FUND                     $728         1$,100        1$,496

   RISK/RETURN SUMMARY AND FUND EXPENSES
-

                            RISK/RETURN SUMMARY OF THE
                            INTERMEDIATE TERM INCOME FUND


    INVESTMENT OBJECTIVES             The Intermediate Term Income Fund seeks current income with long-term growth of capital as a secondary objective.

    PRINCIPAL                         The Fund normally invests substantially all, but under
    INVESTMENT STRATEGIES             normal market conditions no less than 65%, of its total
    INVESTMENT GRADE DEBT             assets in fixed income securities. These include bonds,
    SECURITIES are those of           debentures, notes, mortgage-backed and asset-backed
    medium credit quality or          securities, state, municipal or industrial revenue bonds,
    better as determined by a         variable and floating rate securities, variable master
    national rating agency, such      demand notes, obligations issued or supported as to
    as Standard & Poor's Ratings      principal and interest by the U.S. Government or its
    Group (debt securities rated      agencies or instrumentalities and debt securities
    in the four highest rating        convertible into, or exchangeable for, common stocks. The
    categories, i.e. BBB or           Fund invests only in investment grade debt securities.
    higher) and Moody's               Unrated obligations will be purchased only if they are
    Investors Service, Inc.           determined by the Advisor to be at least comparable in
    (debt securities rated in         quality at the time of purchase to eligible rated
    the four highest rating           securities. The Fund will have a dollar-weighted average
    categories, i.e. Baa or           maturity of 3 to 10 years.
    higher). The higher the
    credit rating, the less           The Advisor selects securities based on current yield,
    likely it is that the issuer      maturity, yield to maturity, anticipated changes in interest
    of the securities will            rates, and the overall quality of the investment.
    default on its principal and
    interest payments.
    DOLLAR-WEIGHTED AVERAGE
    MATURITY gives you the
    average time until all debt
    securities in a Fund come
    due or mature. It is
    calculated by averaging the
    time to maturity of all debt
    securities held by a Fund
    with each maturity
    "weighted" according to the
    percentage of assets it
    represents.
    MORTGAGE-BACKED SECURITIES
    are certificates
    representing ownership
    interests in a pool of
    mortgage loans, and include
    those issued by the
    Government National Mortgage
    Association ("Ginnie Maes")
    the Federal National
    Mortgage Association
    ("Fannie Maes") and the
    Federal Home Loan Mortgage
    Corporation ("Freddie
    Macs").

   RISK/RETURN SUMMARY AND FUND EXPENSES
-

                            RISK/RETURN SUMMARY OF THE
                            INTERMEDIATE TERM INCOME FUND
                            CONTINUED


    PRINCIPAL                         The principal risks of investing in the Fund are credit
    INVESTMENT RISKS                  risk, interest rate risk, and management risk. Credit risk is the risk that an issuer of fixed income securities may
                                      default on its obligation to pay interest and repay
                                      principal. Interest rate risk is the risk that, when
                                      interest rates increase, fixed income securities will
                                      decline in value. Changes in interest rates also may cause certain debt securities held by the Fund to be paid off much sooner than expected. In the event that a security is paid off sooner than expected because of a decline in interest
                                      rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in
                                      lower-yielding securities. In the event of a later than
                                      expected payment because of a rise in interest rates, the
                                      value of the obligation will decrease, and the Fund may
                                      suffer from the inability to invest in higher-yielding
                                      securities. Management risk is the risk that a strategy
                                      which the Advisor uses may fail to produce the intended
                                      results. The particular securities and types of securities the Fund holds may underperform other securities and types of securities. There can be no assurance the Fund will
                                      achieve its investment objectives.

    WHO MAY                           Consider investing in the Fund if you are:
    WANT TO INVEST?                   - seeking to add an income component to your portfolio
                                      - seeking higher potential returns than provided by money
                                        market funds
                                      - willing to accept the risks of price and dividend
                                        fluctuations
                                      - wanting to add stability to a portfolio invested primarily in stocks
                                      This Fund will not be appropriate for anyone:
                                      - investing for long-term capital appreciation
                                      - investing emergency reserves
                                      - seeking a stable share price

   RISK/RETURN SUMMARY AND FUND EXPENSES    INTERMEDIATE TERM INCOME FUND


   The bar chart and table on this page show how the Intermediate Term Income Fund has performed and how its performance has varied from year to year. The bar chart shows changes in the Fund's yearly performance over the last three years to demonstrate that the Fund's value varied at different times. The table below the bar chart compares the Fund's performance over time to that of the Lehman Brothers Aggregate Bond Index, an unmanaged index comprised of Lehman Brothers Government/Corporate Bond Index, its Mortgage Backed Securities Index and its Asset Backed Securities Index, and the Lipper Intermediate Investment Grade Debt Funds Average, which is comprised of the 30 largest funds that invest at least 65% of their assets in investment grade debt issues rated in the four highest rating categories with dollar- weighted average maturities of five to ten years.



   Past performance does not indicate how the Fund will perform in the future. The chart and table assume reinvestment of dividends and distributions. Fund performance in the chart and table reflects the impact of fee waivers; without fee waivers, returns for the Fund would have been lower.


                                         PERFORMANCE BAR CHART AND TABLE(1)
                                       YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31

[PERFORMANCE BAR CHART AND TABLE]

1997                                                                             8.09%

1998                                                                             7.83%

1999                                                                            -2.59%


(1) The bar chart does not reflect the impact of any applicable sales charges. If sales charges were reflected, performance would be reduced.

Best quarter:  Q3 1998                                                     4.24%

Worst quarter: Q2 1999                                                    -1.61%


Year-to-date return for the period ended September 30, 2000: 5.65%


                                                     AVERAGE ANNUAL TOTAL
                                                     RETURNS
                                                     (for the periods ending

                                                     December 31, 1999)*



                                           FUND        PAST        SINCE
                                         INCEPTION     YEAR      INCEPTION
 INTERMEDIATE TERM INCOME FUND
 (with a maximum sales charge of 4.50%)   12/2/96     -6.94%       2.42%
 LEHMAN BROTHERS AGGREGATE BOND INDEX     12/2/96     -0.82%       5.25%
 LIPPER INTERMEDIATE INVESTMENT GRADE
 DEBT FUNDS AVERAGE                       12/2/96     -0.98%       4.68%


* For current performance information call 1-800-766-3960.

   RISK/RETURN SUMMARY AND FUND EXPENSES

-

                            RISK/RETURN SUMMARY OF THE
                            LIMITED DURATION GOVERNMENT SECURITIES FUND

    INVESTMENT OBJECTIVES             The Limited Duration Government Securities Fund seeks
                                      current income, with preservation of capital as a secondary objective.

    PRINCIPAL                         The Fund normally invests substantially all, but under
    INVESTMENT STRATEGIES             normal market conditions no less than 65%, of its total
                                      assets in obligations issued or supported as to principal
                                      and interest by the U.S. Government or its agencies and
                                      instrumentalities including mortgage-backed securities,
                                      variable and floating rate securities and zero coupon
                                      securities, and in repurchase agreements backed by such
                                      securities. The Fund expects to maintain a duration of less than three years under normal market conditions.

DURATION DEFINED: "Duration" is the average time it takes to receive expected cash flows (discounted to their present value) on a particular fixed-income instrument or a portfolio of instruments. Duration usually defines the effect of interest rate changes on bond prices. However, for large interest rate changes (generally changes of 1% or more) this measure does not completely explain the interest rate sensitivity of a bond.
REPURCHASE AGREEMENTS are transactions in which a Fund buys securities from a seller (usually a bank or broker-dealer) who agrees to buy them back from the Fund on a certain date and at a certain price.
MORTGAGE-BACKED SECURITIES are certificates representing ownership interests in a pool of mortgage loans, and include those issued by the Government National Mortgage Association ("Ginnie Maes"), the Federal National Mortgage Association ("Fannie Maes") and the Federal Home Loan Mortgage Corporation ("Freddie Macs").

   RISK/RETURN SUMMARY AND FUND EXPENSES
-

                            RISK/RETURN SUMMARY OF THE
                            LIMITED DURATION GOVERNMENT SECURITIES FUND
                            CONTINUED


    PRINCIPAL                         The principal risks of investing in the Fund are credit
    INVESTMENT RISKS                  risk, interest rate risk and management risk. Credit risk is the risk that an issuer of fixed income securities may
                                      default on its obligation to pay interest and repay
                                      principal. Interest rate risk is the risk that, when
                                      interest rates increase, fixed income securities will
                                      decline in value. Changes in interest rates may also cause certain debt securities held by the Fund, including
                                      mortgage-backed securities, to be paid off much sooner or
                                      later than expected. In the event that a security is paid
                                      off sooner than expected because of a decline in interest
                                      rates, the Fund may be unable to recoup all of its initial investment. In the event of a later than expected payment
                                      because of a rise in interest rates, the value of the
                                      obligation will decrease, and the Fund may suffer from the inability to invest in higher-yielding securities.
                                      Repurchase agreements carry the risk that the other party
                                      may not fulfill its obligations under the agreement.
                                      Management risk is the risk that a strategy which the
                                      Advisor uses may fail to produce the intended results. The particular securities and types of securities the Fund holds may underperform other securities and types of securities.
                                      There can be no assurance the Fund will achieve its
                                      investment objectives.

    WHO MAY                           Consider investing in the Fund if you are:
    WANT TO INVEST?                   - seeking to add an income component to your portfolio
                                      - seeking higher potential returns than provided by money
                                        market funds
                                      - willing to accept the risks of price and dividend
                                        fluctuations
                                      - looking to balance more aggressive investments, such as
                                        common stocks
                                      This Fund will not be appropriate for anyone:
                                      - investing for long-term capital appreciation
                                      - investing emergency reserves
                                      - seeking a stable share price

                                                         LIMITED DURATION
   RISK/RETURN SUMMARY AND FUND EXPENSES       GOVERNMENT SECURITIES FUND


   The bar chart and table on this page show how the Limited Duration Government Securities Fund has performed and how its performance has varied from year to year. The bar chart shows changes in the Fund's yearly performance over the last four years to demonstrate that the Fund's value varied at different times. The table below the bar chart compares the Fund's performance over time to that of the Lehman Brothers 1-3 Year Government Bond Index, an unmanaged index which tracks the performance of short-term U.S. government and corporate bonds.


   For the period from October 31, 1995 to July 1, 1997, the Fund's predecessor offered to investors shares with neither a sales charge nor a service fee. The average annual total return calculation in the table reflects a maximum initial sales charge of 3.00%, but for periods prior to July 1, 1997, performance does not reflect service organization fees. If service organization fees had been reflected, performance would be reduced.

                                        PERFORMANCE BAR CHART AND TABLE(1)
                                      YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31

[PERFORMANCE BAR CHART AND TABLE]

1996                                                                             4.05%

1997                                                                             5.33%

1998                                                                             5.71%

1999                                                                             2.59%


(1) The bar chart does not reflect the impact of any applicable sales charges. If sales charges were reflected, performance would be reduced.


Past performance does not indicate how the Fund will perform in the future. The chart and table assume reinvestment of dividends and distributions. Fund performance in the chart and table reflects the impact of fee waivers; without fee waivers, returns for the Fund would have been lower.


Best quarter:  Q3 1998                                                     1.91%

Worst quarter: Q2 1999                                                     0.38%


Year-to-date return for the period ended September 30, 2000: 4.69%


AVERAGE ANNUAL TOTAL RETURNS

(for the periods ending


December 31, 1999)*



                                                    FUND        PAST        SINCE
                                                  INCEPTION     YEAR      INCEPTION
 LIMITED DURATION GOVERNMENT SECURITIES FUND
 (with maximum sales charge of 3.00%)             10/31/95      -0.50%       3.86%
 LEHMAN BROTHERS 1-3 YEAR GOVERNMENT BOND INDEX   10/31/95       2.96%       5.59%


* For current performance information call 1-800-766-3960.

   RISK/RETURN SUMMARY AND FUND EXPENSES
-

                            RISK/RETURN SUMMARY OF THE
                            PENNSYLVANIA MUNICIPAL BOND FUND

    INVESTMENT OBJECTIVES             The Pennsylvania Municipal Bond Fund seeks income exempt
                                      from both Federal and Pennsylvania state income taxes, and preservation of capital.

    PRINCIPAL                         The Fund primarily invests in municipal securities issued by
    INVESTMENT STRATEGIES             Pennsylvania and its local governments ("Pennsylvania
                                      Municipal Securities"), and in debt obligations issued by
    WHAT ARE MUNICIPAL                the government of Puerto Rico and other governmental
    SECURITIES?                       entities whose debt obligations provide interest income
                                      exempt from Federal and Pennsylvania state income taxes. The
    State and local governments       Fund is nondiversified, which means that it can invest a
    issue municipal securities        large percentage of its assets in a small number of issuers.
    to raise money to finance         The Fund expects that the dollar-weighted average maturity
    public works, to repay            of its investments will be 3 to 10 years. The Fund invests
    outstanding obligations, to       in investment grade municipal securities.
    raise funds for general
    operating expenses and to         During normal market conditions the Fund normally will
    make loans to other public        invest at least:
    institutions. Some municipal      - 65% of its total assets in Pennsylvania municipal
    securities, known as private        securities; and
    activity bonds, are backed        - 80% of its net assets in securities paying interest that
    by private entities and are         is exempt from Federal income tax but may be subject to the
    used to finance various             Federal alternative minimum tax when received by certain
    non-public projects.                shareholders.
    Municipal securities, which
    can be issued as bonds,
    notes or commercial paper,
    usually have fixed interest
    rates, although some have
    interest rates that change
    from time to time.
    DOLLAR-WEIGHTED AVERAGE
    MATURITY gives you the
    average time until all debt
    obligations, including
    municipal securities, in a
    Fund come due or mature. It
    is calculated by averaging
    the time to maturity of all
    debt obligations held by a
    Fund with each maturity
    "weighted" according to the
    percentage of assets which
    it represents.
    INVESTMENT GRADE BONDS are
    those of medium credit
    quality or better, as
    determined by a national
    rating agency such as
    Standard & Poor's Ratings
    Group (bonds rated BBB or
    higher) and Moody's
    Investors Service, Inc.
    (bonds rated Baa or higher).
    The higher the credit
    rating, the less likely it
    is that the bond issuer will
    default on its principal and
    interest payments.

-

   RISK/RETURN SUMMARY AND FUND EXPENSES
-

                            RISK/RETURN SUMMARY OF THE
                            PENNSYLVANIA MUNICIPAL BOND FUND
                            CONTINUED


    PRINCIPAL                         The principal risks of investing in the Fund are credit
    INVESTMENT RISKS                  risk, interest rate risk, management risk and concentration risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income securities will
                                      decline in value. Changes in interest rates also may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected. In the event that a
                                      security is paid off sooner than expected because of a
                                      decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from
                                      having to reinvest in lower-yielding securities. In the
                                      event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease, and the Fund may suffer from the inability to invest in
                                      higher-yielding securities. Management risk is the risk that a strategy which the Advisor uses may fail to produce the
                                      intended results. The particular securities and types of
                                      securities the Fund holds may underperform other securities and types of securities. There can be no assurance the Fund will achieve its investment objectives. Because the Fund is non-diversified and is subject to concentration risk, a
                                      change in value of any one investment held by the Fund may affect the overall value of the Fund more than it would
                                      affect a diversified fund. Because the Fund invests in
                                      municipal securities, it has the risk that special factors may adversely affect the value of municipal securities, such as political or legislative changes or uncertainties related to the tax status of municipal securities. Since the Fund
                                      invests primarily in Pennsylvania municipal securities,
                                      factors adversely affecting that state, such as economic or political conditions, could have a more significant effect on the Fund's net asset value.

    WHO MAY                           Consider investing in the Fund if you are:
    WANT TO INVEST?                   - looking to potentially reduce or eliminate taxes on
                                      investment income
                                      - seeking regular monthly dividends
                                      - looking to balance more aggressive investments, such as
                                      common stocks
                                      - willing to receive dividend distributions, a portion of
                                      which may be subject to the federal alternative minimum tax
                                      This Fund will not be appropriate for anyone:
                                      - investing through a tax-exempt retirement plan
                                      - tax-exempt institutions that are unable to benefit from
                                      the receipt of tax-exempt dividends
                                      - pursuing an aggressive high growth investment strategy
                                      - seeking a stable share price
                                      - investing emergency reserves

                                                             PENNSYLVANIA
   RISK/RETURN SUMMARY AND FUND EXPENSES              MUNICIPAL BOND FUND


   The bar chart and table on this page show how the Pennsylvania Municipal Bond Fund has performed and how its performance has varied from year to year. The bar chart shows changes in the Fund's yearly performance over the last three years to demonstrate that the Fund's value varied at different times. The table below the bar chart compares the Fund's performance over time to that of the Lehman Brothers Pennsylvania 1-12 Year Municipal Bond Index which consists of bonds issued within the Commonwealth of Pennsylvania with a date of January 1, 1991 or later, including nominal maturities of 1-12 years with an issue size of $50 million and greater and maturity sizes of $3 million or more.

                                         PERFORMANCE BAR CHART AND TABLE(1)
                                       YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31

1997                                                                             5.63%

1998                                                                             4.95%

1999                                                                            -2.14%



(1) The bar chart does not reflect the impact of any applicable sales charges. If sales charges were reflected, performance would be reduced.



   Past performance does not indicate how the Fund will perform in the future. The chart and table assume reinvestment of dividends and distributions. Fund performance in the chart and table reflects the impact of fee waivers; without fee waivers, returns for the Fund would have been lower.


Best quarter:  Q3 1998                                                     2.92%

Worst quarter: Q2 1999                                                    -1.89%


Year-to-date return for the period ended September 30, 2000: 4.83%


AVERAGE ANNUAL TOTAL RETURNS

(for the periods ending


December 31, 1999)*



                                              FUND        PAST        SINCE
                                            INCEPTION     YEAR      INCEPTION
 PENNSYLVANIA MUNICIPAL BOND FUND
 (with maximum sales charge of 4.50%)        10/1/96      -6.55%       1.82%
 LEHMAN BROTHERS PENNSYLVANIA 1-12 YEAR
 MUNICIPAL BOND INDEX                        10/1/96       0.74%       4.82%


* For current performance information call 1-800-766-3960.

   RISK/RETURN SUMMARY AND FUND EXPENSES                       BOND FUNDS


   THIS TABLE DESCRIBES THE
   FEES AND EXPENSES THAT YOU
   MAY PAY IF YOU BUY AND
   HOLD SHARES OF THE
   INTERMEDIATE TERM INCOME,
   LIMITED DURATION
   GOVERNMENT SECURITIES OR
   PENNSYLVANIA MUNICIPAL
   BOND FUNDS.

   Annual Fund operating
   expenses are paid out of
   Fund assets, and are
   reflected in the share
   price. Each Fund's fees
   and expenses are based
   upon the Fund's operating
   expenses for the period
   ended June 30, 2000,
   restated for termination
   of fee waivers.


   This example is intended
   to help you compare the
   cost of investing in the
   Funds with the cost of
   investing in other mutual
   funds. The example
   assumes:
     - $10,000 investment
     - 5% annual return

     - redemption at the end
       of each period


     - no changes in the
       Funds' operating
       expenses

   Because this example is
   hypothetical and for
   comparison only, your
   actual costs will be
   different.

                                              FEES AND EXPENSES


                                                   SHAREHOLDER FEES                       LIMITED
                                               (FEES PAID DIRECTLY FROM                   DURATION
                                                   YOUR INVESTMENT)        INTERMEDIATE   GOVERNMENT   PENNSYLVANIA
                                                                             TERM         SECURITIES   MUNICIPAL
                                                                           INCOME FUND     FUND        BOND FUND
                                             Maximum Sales Charge (Load)
                                             Imposed on Purchases              4.50%         3.00%         4.50%
                                             Annual Fund Operating
                                             Expenses (expenses that are
                                             deducted from fund assets)
                                             (as a percentage of average
                                             net assets)
                                             Management fees                    .60%          .60%          .60%
                                             Distribution (12b-1) fees         None          None          None
                                             Other expenses(1)                  .29%          .34%          .33%
                                             Total Annual Fund
                                             Operating Expenses(2)              .89%          .94%          .93%

(1) Other Expenses include administration fees, transfer agency fees and all other ordinary operating expenses not listed above, and the payment of a servicing fee to service organizations under an Administrative Services Plan (described later under "Distribution and Shareholder Servicing Arrangements -- Service Organizations") up to an annual rate of 0.25% of the daily net assets of the Fund for shares owned by the shareholders with whom the Service Organization has a servicing relationship.

(2) The Advisor and the administrators will waive a portion of their fees until October 31, 2000, pursuant to a contract with the Fund dated October 29, 1999. Until October 31, 2000, the net annual operating expenses will be .54%, .59% and
 .57% for each of the Intermediate Term Income, Limited Duration Government Securities and Pennsylvania Municipal Bond Funds, respectively.


                                    EXAMPLE


                                     1             3             5           10
                                  YEAR         YEARS         YEARS        YEARS
INTERMEDIATE TERM INCOME
FUND                              $537          $721          $921       $1,497
LIMITED DURATION GOVERNMENT
SECURITIES FUND                   $393          $591          $804       $1,420
PENNSYLVANIA MUNICIPAL BOND
FUND                              $541          $733          $942       $1,542

   RISK/RETURN SUMMARY AND FUND EXPENSES

                            RISK/RETURN SUMMARY OF THE
                            LIFESTYLE FUNDS

    INVESTMENT OBJECTIVES             The Lifestyle Conservative Growth Fund seeks capital
                                      appreciation and income. The Lifestyle Moderate Growth Fund seeks capital appreciation and, secondarily, income. The
                                      Lifestyle Growth Fund seeks capital appreciation.

    PRINCIPAL                         Each Lifestyle Fund seeks to achieve its objective by
    INVESTMENT STRATEGIES             investing in a combination of underlying funds managed by
                                      the Advisor.


   MONEY MARKET
   INSTRUMENTS
   are short-term
   obligations issued by
   banks, corporations,
   the U.S. Government
   and state and local
   governments. Money
   market instruments
   purchased by the Prime
   Money Market and U.S.
   Treasury Obligations
   Money Market Funds
   must meet strict
   requirements as to
   investment quality,
   maturity and
   diversification. The
   Prime Money Market and
   U.S. Treasury
   Obligations Money
   Market Funds generally
   do not invest in
   securities with
   maturities of more
   than 397 days and the
   dollar-weighted
   average maturity of
   all securities held by
   either the Prime Money
   Market and U.S.
   Treasury Obligations
   Money Market Funds
   must be 90 days or
   less. Prior to
   purchasing a money
   market instrument for
   either the Prime Money
   Market and U.S.
   Treasury Obligations
   Money Market Funds,
   the Advisor must
   determine that the
   instrument carries
   minimal credit risk.


The underlying funds in which each Lifestyle Fund may invest include Governor Funds' Prime Money Market and U.S. Treasury Obligations Money Market Funds. Both the Prime Money Market and U.S. Treasury Obligations Money Market Funds seek current income with liquidity and stability of principal by investing in high quality money market instruments. The Prime Money Market Fund and the U.S. Treasury Obligations Money Market Fund seek to maintain a constant net asset value of $1.00 per share for purchases and redemptions.

THE LIFESTYLE CONSERVATIVE GROWTH FUND currently plans to generally invest the largest proportion of its assets in Governor Funds that invest primarily in fixed income securities. The Fund's remaining assets may be invested in shares of underlying Governor Funds that invest primarily in equity securities and in money market instruments.

The Fund currently plans to invest in shares of the following underlying Governor Funds within the percentage ranges indicated:

                                                                                             INVESTMENT RANGE
                                                                                            (PERCENTAGE OF THE
                                                                                          LIFESTYLE CONSERVATIVE
                                                                                              GROWTH FUND'S
                                                         ASSET CLASS                             ASSETS)
                                     MONEY MARKET FUNDS                                           0 - 30%
                                     Prime Money Market Fund
                                     U.S. Treasury Obligations Money Market Fund
                                     FIXED INCOME FUNDS                                          30 - 60%
                                     Limited Duration Government Securities Fund
                                     Intermediate Term Income Fund
                                     EQUITY FUNDS                                                10 - 40%
                                     Established Growth Fund
                                     Aggressive Growth Fund
                                     International Equity Fund

   RISK/RETURN SUMMARY AND FUND EXPENSES

-

                            RISK/RETURN SUMMARY OF THE
                            LIFESTYLE FUNDS

                            CONTINUED

    PRINCIPAL                         The principal risks of investing in the LIFESTYLE
    INVESTMENT RISKS                  CONSERVATIVE GROWTH FUND are credit risk, interest rate
                                      risk, management risk, market risk, foreign risk and small capitalization stock risk. Credit risk is the risk that an issuer of fixed income securities may default on its
                                      obligation to pay interest and repay principal. Interest
                                      rate risk is the risk that, when interest rates increase,
                                      fixed income securities will decline in value. Changes in
                                      interest rates also may cause certain debt securities held by an underlying fund to be paid off much sooner than
                                      expected. In the event that a security is paid off sooner
                                      than expected because of a decline in interest rates, the
                                      underlying fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in
                                      lower-yielding securities. In the event of a later than
                                      expected payment because of a rise in interest rates, the
                                      value of the obligation will decrease, and the underlying
                                      fund may suffer from the inability to invest in
                                      higher-yielding securities. Management risk is the risk that a strategy which the Advisor uses may fail to produce the
                                      intended results. The particular securities and types of
                                      securities a fund holds may underperform other securities
                                      and types of securities. Market risk is the risk that the
                                      value of the securities in which a fund invests may go up or down in response to the prospects of individual companies
                                      and/or general economic conditions. Price changes may be
                                      temporary or last for extended periods. Foreign risk is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity.
                                      Investments in foreign securities also are subject to
                                      political, regulatory, and diplomatic risks. Changes in
                                      currency rates are an additional risk of investments in
                                      foreign securities. Risks associated with forward foreign
                                      currency contracts include movement in the value of the
                                      foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Small capitalization stocks tend to carry greater risk and exhibit greater price
                                      volatility than larger capitalization stocks because their businesses may not be well-established. Small capitalization companies generally have limited product lines, markets and financial resources and may be dependent on one-person
                                      management; also, such securities may have limited
                                      marketability and, as a result, be difficult to sell. There can be no assurance that the Fund or each underlying fund
                                      will achieve its investment objectives.

   RISK/RETURN SUMMARY AND FUND EXPENSES
-

                            RISK/RETURN SUMMARY OF THE
                            LIFESTYLE FUNDS
                            CONTINUED

                            THE LIFESTYLE MODERATE GROWTH FUND currently plans to generally invest 50% to 80% of its assets in Governor Funds that invest primarily in either equity securities or fixed income securities. The Fund's remaining assets may be invested in shares of underlying Governor Funds that invest primarily in money market instruments.

                            The Fund currently plans to invest in shares of the following underlying Governor Funds within the percentage ranges indicated:

                                                                                             INVESTMENT RANGE
                                                                                            (PERCENTAGE OF THE
                                                                                            LIFESTYLE MODERATE
                                                                                              GROWTH FUND'S
                                     ASSET CLASS                                                 ASSETS)
                                     MONEY MARKET FUNDS                                           0 - 20%
                                     Prime Money Market Fund
                                     U.S. Treasury Obligations Money Market Fund

                                     FIXED INCOME FUNDS                                          20 - 50%
                                     Limited Duration Government Securities Fund
                                     Intermediate Term Income Fund

                                     EQUITY FUNDS                                                30 - 60%
                                     Established Growth Fund
                                     Aggressive Growth Fund
                                     International Equity Fund

    PRINCIPAL                         The principal risks of investing in the Lifestyle Moderate
    INVESTMENT RISKS                  Growth Fund are credit risk, interest rate risk, management risk, market risk, foreign risk and small capitalization
                                      stock risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay
                                      interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income securities will decline in value. Changes in interest rates also may
                                      cause certain debt securities held by an underlying fund to be paid off much sooner than expected. In the event that a security is paid off sooner than expected because of a
                                      decline in interest rates, the underlying fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease, and the underlying fund may suffer from the inability to
                                      invest in higher-yielding securities.

   RISK/RETURN SUMMARY AND FUND EXPENSES
-

                            RISK/RETURN SUMMARY OF THE
                            LIFESTYLE FUNDS
                            CONTINUED


                            Management risk is the risk that a strategy which the Advisor uses may fail to produce the intended results. The particular securities and types of securities a fund holds may underperform other securities and types of securities. Market risk is the risk that the value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. Foreign risk is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Changes in currency rates are an additional risk of investments in foreign securities. Risks associated with forward foreign currency contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Small capitalization stocks tend to carry greater risk and exhibit greater price volatility than larger capitalization stocks because their businesses may not be well-established. Small capitalization companies generally have limited product lines, markets and financial resources and may be dependent on one-person management; also, such securities may have limited marketability and, as a result, be difficult to sell. There can be no assurance that the Fund or each underlying fund will achieve its investment objectives.

   RISK/RETURN SUMMARY AND FUND EXPENSES

                            RISK/RETURN SUMMARY OF THE
                            LIFESTYLE FUNDS
                            CONTINUED

                            THE LIFESTYLE GROWTH FUND currently plans to generally invest 50% to 80% of its assets in Governor Funds that invest primarily in equity securities. The Fund's remaining assets may be invested in shares of underlying Governor Funds that invest primarily in fixed income securities and money market instruments.

                            The Fund currently plans to invest in shares of the following underlying Governor Funds within the percentage ranges indicated:


                                                                                             INVESTMENT RANGE
                                                                                            (PERCENTAGE OF THE
                                                                                             LIFESTYLE GROWTH
                                     ASSET CLASS                                              FUND'S ASSETS)
                                     MONEY MARKET FUNDS                                           0 - 10%
                                     Prime Money Market Fund
                                     U.S. Treasury Obligations Money Market Fund

                                     FIXED INCOME FUNDS                                          10 - 40%
                                     Limited Duration Government Securities Fund
                                     Intermediate Term Income Fund

                                     EQUITY FUNDS                                                50 - 80%
                                     Established Growth Fund
                                     Aggressive Growth Fund
                                     International Equity Fund



    PRINCIPAL INVESTMENT RISKS        The principal risks of investing in the Lifestyle Growth
                                      Fund are market risk, management risk, small capitalization stock risk, foreign risk, credit risk and interest rate
                                      risk. Market risk is the risk that the value of the
                                      securities in which a fund invests may go up or down in
                                      response to the prospects of individual companies and/or
                                      general economic conditions. Price changes may be temporary or last for extended periods. Management risk is the risk
                                      that a strategy which the Advisor uses may fail to produce the intended results. The particular securities and types of securities a fund holds may underperform other securities
                                      and types of securities. There can be no assurance the Fund or each underlying fund will achieve its investment
                                      objectives.

   RISK/RETURN SUMMARY AND FUND EXPENSES
-

                            RISK/RETURN SUMMARY OF THE
                            LIFESTYLE FUNDS
                            CONTINUED


                            Small capitalization stocks tend to carry greater risk and exhibit greater price volatility than larger capitalization stocks because their businesses may not be well-established. Small capitalization companies generally have limited product lines, markets and financial resources and may be dependent on one-person management; also, such securities may have limited marketability and, as a result, be difficult to sell. Foreign risk is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Changes in currency rates are an additional risk of investments in foreign securities. Risks associated with forward foreign currency contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income securities will decline in value. Changes in interest rates also may cause certain debt securities held by an underlying fund to be paid off much sooner than expected. In the event that a security is paid off sooner than expected because of a decline in interest rates, the underlying fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease, and the underlying fund may suffer from the inability to invest in higher-yielding securities.

   RISK/RETURN SUMMARY AND FUND EXPENSES
-

                            RISK/RETURN SUMMARY OF THE
                            LIFESTYLE FUNDS
                            CONTINUED


    PRINCIPAL
    INVESTMENT RISKS                  Each Lifestyle Fund is also subject to affiliated persons
      (ALL LIFESTYLE FUNDS)           risk. In managing the Lifestyle Funds, the Advisor will have the authority to select and substitute the underlying funds in which the Lifestyle Funds will invest. The Advisor is
                                      subject to conflicts of interest in allocating Fund assets among the various underlying funds both because the fees
                                      payable to it and/or its affiliates by some underlying funds are higher than the fees payable by other underlying funds and because the Advisor and its affiliates are also
                                      responsible for managing the underlying funds. The Trustees and officers of the Funds may also have conflicting
                                      interests in fulfilling their fiduciary duties to both the
                                      Funds and the underlying funds.


                            To the extent that a Lifestyle Fund invests in the Prime Money Market Fund and/or the U.S. Treasury Obligations Money Market Fund, it is subject to the following money market fund risks:
                              - The underlying money market funds may not be
                                able to maintain a net asset value of $1.00 per share.
                              - An investment in the underlying money market
                                funds is neither insured nor guaranteed by the U.S. Government. Shares of the underlying money market funds are not deposits or obligations of, or guaranteed or endorsed by, the Advisor or any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
                              - There can be no assurance that the investment
                                objectives of each underlying money market fund will be achieved. In addition, each underlying money market fund's investment policies, as well as the relatively short maturity of obligations purchased by the underlying money market funds, may result in frequent changes in each underlying money market fund's portfolio, which may give rise to taxable gains.
                              - The underlying money market funds' performance
                                per share will change daily based on many factors, including the quality of the instruments in the underlying money market funds' investment portfolios, national and international economic conditions and general market conditions. Changes in the interest rate will affect the yield or value of each underlying money market fund's investments in debt securities.
                              - The underlying money market funds are also
                                subject to credit risks. The underlying money market funds could lose money if the issuer of a security is unable to meet its financial obligations.

   RISK/RETURN SUMMARY AND FUND EXPENSES
-

                            RISK/RETURN SUMMARY OF THE
                            LIFESTYLE FUNDS
                            CONTINUED

                              - Foreign investments subject the Prime Money
                                Market Fund to investment risks different from those associated with domestic investments. Foreign investments may be riskier than U.S. investments because of unstable international political and economic conditions, foreign controls on investment and currency exchange, withholding taxes, or a lack of adequate company information, and lack of government regulation.



    WHO MAY                           Consider investing in the Lifestyle Funds if you:
    WANT TO INVEST?                   - are seeking a diversified investment
                                      These Funds will not be appropriate for anyone:
                                      - allocating their own investment portfolio
                                      - seeking regular income

    PERFORMANCE INFORMATION           Because the Lifestyle Funds have less than one calendar
                                      year's performance, no performance is shown for the Funds.

   RISK/RETURN SUMMARY AND FUND EXPENSES           ASSET ALLOCATION FUNDS
-

                                              FEES AND EXPENSES
   THIS TABLE DESCRIBES THE
   FEES AND EXPENSES THAT YOU
   MAY PAY IF YOU BUY AND
   HOLD SHARES OF ONE OF THE
   LIFESTYLE CONSERVATIVE
   GROWTH, LIFESTYLE MODERATE
   GROWTH OR LIFESTYLE GROWTH
   FUNDS.

   Annual Fund operating
   expenses are paid out of
   Fund assets, and are
   reflected in the share
   price. Each Fund's fees
   and expenses are based
   upon the Fund's operating
   expenses for the period
   ended June 30, 2000,
   restated for termination
   of fee waivers.



                                                      SHAREHOLDER FEES
                                                  (FEES PAID DIRECTLY FROM
                                                      YOUR INVESTMENT)           LIFESTYLE     LIFESTYLE     LIFESTYLE
                                                                                 CONSERVATIVE  MODERATE      GROWTH
                                             <->                                 GROWTH FUND   GROWTH FUND    FUND
                                             Maximum Sales Charge (Load)
                                             Imposed on Purchases                    4.50%        4.50%        4.50%
                                             Annual Fund Operating Expenses
                                             (expenses that are deducted from
                                             Fund assets) (as a percentage of
                                             average net assets)
                                             Management fees                          .25%         .25%         .25%
                                             Distribution (12b-1) fees(1)             .50%         .50%         .50%
                                             Other expenses(2)                      24.81%        7.10%        8.78%
                                             Total Annual Fund Operating
                                             Expenses(3)                            25.56%        7.85%        9.53%
(1) Long-term shareholders of the Lifestyle Funds may pay more than the maximum front-end sales charge permitted by the
                                 National Association of Securities Dealers
                                 Regulation, Inc., due to the recurring nature
                                 of 12b-1 fees. (2) Other Expenses include
                                 administration fees, transfer agency fees, all
                                 other ordinary operating expenses not listed
                                 above, and the payment of a servicing fee to
                                 Service Organizations under an Administrative
                                 Services Plan (described later under
                                 "Distribution and Shareholder Servicing
                                 Arrangements -- Service Organizations") up to
                                 an annual rate of 0.25% of the daily net assets
                                 of the Fund for shares owned by the
                                 shareholders with whom the Service Organization
                                 has a servicing relationship. Other Expenses
                                 also include expenses for the underlying funds.
                                 Expenses for the underlying funds of each
                                 Lifestyle Fund are based upon the strategic
                                 allocation of each Lifestyle Fund's investment
                                 in the underlying funds and upon the actual
                                 total operating expenses of the underlying
                                 funds (including any current waivers and
                                 expense limitations of the underlying funds).
                                 The net annual operating expenses for the
                                 underlying Funds for the fiscal year ended June
                                 30, 2000 were .47%, .69%, .61%, .56%, .94%,
                                 1.06%, and .97% for the Prime Money Market,
                                 U.S. Treasury Obligations Money Market, Limited
                                 Duration Government Securities, Intermediate
                                 Term Income, Established Growth, Aggressive
                                 Growth and International Equity Funds,
                                 respectively. Actual underlying fund expenses
                                 incurred by each Lifestyle Fund may vary with
                                 changes in the allocation of each Lifestyle
                                 Fund's assets among the underlying funds and
                                 with other events that directly affect the
                                 expenses of the underlying funds. (3) The
                                 Advisor and the administrators will waive
                                 and/or reimburse a portion of their fees until
                                 October 31, 2000, pursuant to a contract with
                                 the Fund dated October 29, 1999. Until October
                                 31, 2000, the net annual operating expenses
                                 will be 2.33%, 2.41% and 2.60% for each of the
                                 Lifestyle Conservative Growth, Lifestyle
                                 Moderate Growth and Lifestyle Growth Funds,
                                 respectively. After October 31, 2000, the
                                 Advisor will voluntarily reimburse expenses to
                                 the extent necessary to prevent a Lifestyle
                                 Fund's net annual fund operating expenses,
                                 excluding the expenses for the underlying
                                 funds, from exceeding 1.65%. This reimbursement
                                 is voluntary and may be terminated at any time.

   RISK/RETURN SUMMARY AND FUND EXPENSES           ASSET ALLOCATION FUNDS
-
   This example is intended
   to help you compare the
   cost of investing in the
   Funds with the cost of
   investing in other mutual
   funds. The fees associated
   with each underlying fund
   are reflected in this
   example. The example
   assumes:

     - $10,000 investment

     - 5% annual return
     - redemption at the end
       of each period

     - no changes in the
       Funds' operating
       expenses
   Because this example is
   hypothetical and for
   comparison only, your
   actual costs will be
   different.
EXAMPLE

                                                                                  1        3        5        10
                                                                               YEAR    YEARS    YEARS     YEARS
                                             LIFESTYLE CONSERVATIVE
                                             GROWTH FUND                     $2,640   $5,762   $7,732   $10,036
                                             LIFESTYLE MODERATE GROWTH
                                             FUND                            $1,189   $2,604   $3,940   $ 6,961
                                             LIFESTYLE GROWTH FUND           $1,340   $2,999   $4,512   $ 7,734

   RISK/RETURN SUMMARY AND FUND EXPENSES
-

   PRINCIPAL RISKS


                                                     FOREIGN     INTEREST                                SMALL        AFFILIATED
                              MARKET   MANAGEMENT   INVESTMENT     RATE     CREDIT   CONCENTRATION   CAPITALIZATION    PERSONS
                               RISK       RISK         RISK        RISK      RISK        RISK          STOCK RISK        RISK
    Established Growth Fund     X          X
    ----------------------------------------------------------------------------------------------------------------------------
    Aggressive Growth Fund      X          X                                                               X
    ----------------------------------------------------------------------------------------------------------------------------
    International Equity
      Fund                      X          X            X
    ----------------------------------------------------------------------------------------------------------------------------
    Intermediate Term Income
      Fund                      X          X                        X         X
    ----------------------------------------------------------------------------------------------------------------------------
    Limited Duration
      Government Securities
      Fund                      X          X                        X         X
    ----------------------------------------------------------------------------------------------------------------------------
    Pennsylvania Municipal
      Bond Fund                 X          X                        X         X            X
    ----------------------------------------------------------------------------------------------------------------------------
    Lifestyle Conservative
      Growth Fund               X          X            X           X         X                            X              X
    ----------------------------------------------------------------------------------------------------------------------------
    Lifestyle Moderate
      Growth Fund               X          X            X           X         X                            X              X
    ----------------------------------------------------------------------------------------------------------------------------
    Lifestyle Growth Fund       X          X            X           X         X                            X              X


   A description of these and other risks can be found in the individual profiles for each Fund.

   RISK/RETURN SUMMARY AND FUND EXPENSES
-

   OTHER CONSIDERATIONS


   Portfolio Turnover. The portfolio turnover rate for each Fund is included in the Financial Highlights section of this prospectus. The Funds are actively managed and, in some cases in response to market conditions, a Fund's portfolio turnover has and will exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which are taxable when distributed to shareholders.



   Temporary Defensive Positions. Each Fund may temporarily hold investments that are not part of its main investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income). In addition, each of the Established Growth and Intermediate Term Income Funds may hold money market instruments, including short-term debt securities issued or guaranteed by the U.S. Government or its agencies and securities of money market funds, and the Pennsylvania Municipal Bond Fund may hold taxable municipal obligations of other states, and taxable obligations. These strategies could prevent a Fund from achieving its investment objective and, if utilized by an equity fund, could reduce the Fund's return and affect its performance during a market upswing.


   Other Types of Investments. This prospectus describes each Fund's principal investment strategies and the particular types of securities in which each Fund principally invests. Each Fund may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies -- and the risks involved -- are described in detail in the Statement of Additional Information ("SAI"), which is referred to on the back cover of this prospectus.

 [ICON]
            FUND MANAGEMENT
-


   REORGANIZATION



   On October 27, 2000, the Board of Trustees of the Trust approved Agreements and Plans of Reorganization between the Trust and Vision Group of Funds, Inc. ('Vision Funds"). The Agreements and Plans of Reorganization, which provide for the reorganization of the Trust into Vision Funds, will also be submitted to a vote of the shareholders of the Trust at a meeting to be held on or about December 13, 2000. If the Agreements and Plans of Reorganization are approved by shareholders, and certain other conditions are satisfied, the assets and liabilities of each of the Trust's Funds will be transferred to similar Funds in Vision Funds, and the shareholders of the Trust's Funds will become shareholders of Vision Funds. A combined proxy statement and prospectus with respect to the proposed reorganization will be mailed to shareholders in advance of the meeting. If the Agreements and Plans of Reorganization are approved by shareholders, it is expected that the reorganization will occur in mid to late December 2000.



   It is proposed that each Fund will reorganize into the corresponding Vision Fund as follows: Governor Prime Money Market Fund into the Vision Institutional Prime Money Market Fund; Governor U.S. Treasury Obligations Money Market Fund into the Vision Treasury Money Market Fund; Governor Established Growth Fund into the Vision Large Cap Core Fund; Governor Aggressive Growth Fund into the Vision Small Cap Stock Fund; Governor International Equity Fund into the Vision International Equity Fund; Governor Limited Duration Government Securities Fund into the Vision Institutional Limited Duration U.S. Government Fund; Governor Intermediate Term Income Fund into the Vision Intermediate Term Bond Fund; Governor Pennsylvania Municipal Bond Fund into the Vision Pennsylvania Municipal Income Fund; Governor Lifestyle Conservative Growth Fund into the Vision Managed
   Allocation -- Conservative Growth Fund; Governor Lifestyle Moderate Growth Fund into the Vision Managed Allocation -- Moderate Growth Fund and Governor Lifestyle Growth Fund into the Vision Managed Allocation -- Aggressive Growth Fund.



   The Vision Institutional Prime Money Market, Vision Small Cap Stock, Vision International Equity, Vision Institutional Limited Duration U.S. Government, Vision Intermediate Term Bond, Vision Pennsylvania Municipal Income, Vision Managed Allocation -- Conservative Growth, Vision Managed
   Allocation -- Moderate Growth and Vision Managed Allocation -- Aggressive Growth Funds have recently been organized for the purpose of continuing the investment operations of the corresponding Governor Fund named above, and have no assets or prior history of investment operations.



   THE INVESTMENT ADVISOR AND SUB-ADVISOR



   Martindale Andres & Company, LLC ("Martindale") is the investment advisor of each Fund. Until October 6, 2000, the Advisor was a wholly-owned subsidiary of Keystone Financial, Inc. ("Keystone"), 1 Keystone Plaza, Harrisburg, Pennsylvania 17101. On May 31, 2000, the Funds' previous advisor, Governors Group Advisors, Inc., reorganized into Martindale Andres & Company, LLC, the Funds' previous sub-advisor, with no resulting change of actual control or management. The Advisor assumed all of the obligations and responsibilities of Governors Group Advisors, Inc. under the Investment Advisory Agreement with respect to the Funds, and under the Sub-Advisory Agreement with Brinson Partners, Inc.


   Subject to the general supervision of the Board of Trustees of the Funds and in accordance with the investment objective and restrictions of each Fund, the Advisor has agreed to manage each Fund, make decisions with respect to and place orders for all purchases and sales of its portfolio securities, and maintain each Fund's records relating to such purchases and sales.

   FUND MANAGEMENT


   For these advisory services, the Funds paid the Advisor fees at the rates shown below during their fiscal year ended June 30, 2000:





                                                               PERCENTAGE OF AVERAGE
                                                                NET ASSETS FOR THE
                                                                YEAR ENDED 6/30/00
                                                          ------------------------------
     Established Growth Fund                                            .60%*
                                                          ------------------------------
     Aggressive Growth Fund                                             .70%*
                                                          ------------------------------
     International Equity Fund                                          .40%*
                                                          ------------------------------
     Intermediate Term Income Fund                                      .30%*
                                                          ------------------------------
     Limited Duration Government Securities Fund                        .30%*
                                                          ------------------------------
     Pennsylvania Municipal Bond Fund                                   .30%*
                                                          ------------------------------
     Lifestyle Conservative Growth Fund                                 .10%*
                                                          ------------------------------
     Lifestyle Moderate Growth Fund                                     .10%*
                                                          ------------------------------
     Lifestyle Growth Fund                                              .09%*
    -------------------------------------------------------------------------------------



    * The Advisor waived a portion of its contractual fees with regard to these Funds for the most recent fiscal year. Contractual fees (without waivers) would be .75%, 1.00%, 1.25%, .60%, .60%, .60%, .25%, .25% and .25%,
   respectively, for the Established Growth, Aggressive
   Growth, International Equity, Intermediate Term Income,
   Limited Duration Government Securities, Pennsylvania
   Municipal Bond, Lifestyle Conservative Growth, Lifestyle
   Moderate Growth and Lifestyle Growth Funds.



   On October 6, 2000, Keystone merged into M&T Corp., the corporate parent of M&T Bank (the "Bank Merger"). Consummation of the Bank Merger caused a change in the ownership of Martindale, which automatically terminated the investment advisory agreement between Martindale and the Governor Funds then in effect ("Previous Advisory Agreement") in accordance with its terms and as required by the Investment Company Act of 1940 (the "1940 Act"). Since the termination of the Previous Advisory Agreement, Martindale has been providing investment advisory services to the Funds under the terms of an Interim Investment Advisory Agreement approved by the Board of Trustees on September 14, 2000. The terms and conditions of the Interim Advisory Agreement are identical in all material respects to the Previous Advisory Agreement, including the fees, except for its termination provisions and any compensation payable to Martindale is to be held in an interest-bearing escrow account with State Street Bank & Trust Company.



   At the September 14, 2000 meeting, the Board also approved a New Advisory Agreement with Martindale. The New Advisory Agreement is identical in all material respects to the Previous Advisory Agreement, including the rate of investment advisory fee, except for its effective and termination dates. Specifically, the New Advisory Agreement will become effective, as to a Governor Fund, on the date the shareholders of that Governor Fund approve it. Shareholder approval of the New Advisory Agreement is necessary in order for Martindale to receive the amount of fees it would have otherwise received under the Previous Advisory Agreement for managing the Funds under the Interim Advisory Agreement. The fees payable under both the Interim Advisory Agreement and New Advisory Agreement are identical to the rate of advisory fee under the Previous Advisory Agreement.



   If shareholders of the Funds do not approve the New Advisory Agreement, Martindale will be entitled to receive the lesser of the total amount held in the escrow account or any costs it incurred in

   FUND MANAGEMENT


   performing under the Interim Advisory Agreement (plus interest earned on the amount while in the interest-bearing escrow account), on behalf of that Governor Fund, and such amount will be released to Martindale from the interest-bearing escrow account. Any excess monies held in the interest-bearing escrow account will be returned to the relevant Governor Fund.



   As to a particular Governor Fund, if shareholders do not approve the New Advisory Agreement, the Board of Trustees of the Governor Funds will decide what action should be taken with respect to that Fund's investment advisory arrangements.



   The Advisor has entered into a Sub-Advisory agreement with Brinson Partners, Inc., 209 South LaSalle Street, Chicago, Illinois 60604 (the "Sub-Advisor"), which subadvises the International Equity Fund. The Sub-Advisor is a wholly owned subsidiary of UBS AG. The Sub-Advisor was organized in 1989 and was acquired by Swiss Bank Corporation, a predecessor company of UBS AG. Subject to the supervision of the Advisor and the Board of Trustees of the Funds and in accordance with the investment objective and restrictions of the International Equity Fund, the Sub-Advisor manages the International Equity Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities, and maintains the records relating to such purchases and sales. For its services, the Sub-Advisor receives a fee from the Advisor based on a percentage of the International Equity Fund's average daily net assets.



   As discussed above, consummation of the Bank Merger caused a change in the ownership of Martindale, which automatically terminated the Previous Advisory Agreement then in effect between Martindale and the Governor Funds in accordance with its terms and as required by the 1940 Act. In turn, the investment sub-advisory agreement then in effect between Martindale and Brinson relating to the management of the International Equity Fund ("Previous Sub-Advisory Agreement"), automatically terminated in accordance with its terms. There has been no change in ownership of Brinson. Since the termination of the Previous Sub-Advisory Agreement, Brinson has been providing investment sub-advisory services under the terms of an Interim Sub-Advisory Agreement approved by the Board of Trustees on September 14, 2000. The terms and conditions of the Interim Sub-Advisory Agreement are identical in all material respects to the Previous Sub-Advisory Agreement, including the fees, except for its termination provisions and any compensation payable to Brinson is to be held in an interest-bearing escrow account with State Street Bank & Trust Company.



   At the September 14, 2000 meeting, the Board also approved a New Sub-Advisory Agreement with Brinson (the "New Sub-Advisory Agreement"). The New Sub-Advisory Agreement is identical in all material respects to the Previous Sub-Advisory Agreement, including the rate of investment sub-advisory fee, except for its effective and termination dates. The New Sub-Advisory Agreement will become effective upon its approval by shareholders of the International Equity Fund. Shareholder approval of the New Sub-Advisory Agreement is necessary in order for Brinson to receive the amount of fees it would have otherwise received under the Previous Sub-Advisory Agreement for managing the International Equity Fund under the Interim Sub-Advisory Agreement. The fees payable under both the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement are identical to the rate of advisory fee under the Previous Sub-Advisory Agreement.



   If shareholders of the International Equity Fund do not approve the New Sub-Advisory Agreement, Brinson will be entitled to receive the lesser of the total amount held in the escrow account or any costs it incurred in performing under the Interim Sub-Advisory Agreement (plus interest earned on the amount while in the interest-bearing escrow account), on behalf of the International Equity Fund, and such amount will be released to Brinson from the interest-bearing escrow account. Any excess monies held in the interest-bearing escrow account will be returned to the International Equity Fund.

   FUND MANAGEMENT


   If shareholders do not approve the New Sub-Advisory Agreement, the Board of Trustees will decide what action should be taken with respect to the International Equity Fund's sub-advisory arrangements.

   PORTFOLIO MANAGERS


   William C. Martindale, Jr. is responsible for the day-to-day management of the Established Growth Fund's portfolio and the Aggressive Growth Fund's portfolio. Mr. Martindale has over 25 years of equity investment experience. Mr. Martindale also managed the predecessor collective investment fund and common trust fund to the Aggressive Growth Fund since July 1, 1994. Mr. Martindale serves as the Advisor's Chief Investment Officer. Prior to 1989, Mr. Martindale served in various investment-related capacities with Dean Witter Reynolds.



   Colleen M. Marsh is primarily responsible for the day-to-day management of the Intermediate Term Income Fund's portfolio and Pennsylvania Municipal Bond Fund's portfolio. Ms. Marsh is a senior portfolio manager in the fixed income division of the Advisor. She has over 12 years of experience managing fixed income portfolios and funds for clients. She spent the first 10 years of her investment management career with Keystone, and has managed the Intermediate Term Income Fund (a predecessor CIF to the Intermediate Term Income Fund) for Keystone over this time period.



   James H. Somers is primarily responsible for the day-to-day management of the Limited Duration Government Securities Fund's portfolio. Mr. Somers joined the Advisor as a portfolio manager in September, 1995. From 1991 to September, 1995, Mr. Somers was president and owner of his own money management firm. Prior thereto and for five years he was a Vice President of Kidder Peabody & Company in New York.



   Mark Stevenson, CFA, is primarily responsible for the day-to-day management of the Lifestyle Funds' portfolios. Mr. Stevenson has been with the Advisor since 1990, and for the past five years has managed retirement plan and personal trust assets for the Advisor's clients.



   The Sub-Advisor's Global Equity Committee is responsible for the day-to-day management of the International Equity Fund's portfolio. The Global Equity Committee is chaired by Thomas Madsen, Managing Director, who has more than 24 years experience in the investment industry.


   THE ADMINISTRATORS AND DISTRIBUTOR


   Martindale Andres & Company, LLC and BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, serve as Funds' administrators. As noted above, on May 31, 2000, the Funds' previous co-administrator, Governors Group Advisors, Inc., was reorganized into Martindale Andres & Company, LLC, with no resulting change of actual control or management. The reorganization resulted in Martindale Andres & Company, LLC, assuming all of the obligations and responsibilities of the Funds' previous co-administrator under the Management and Administration Agreement with the Fund.



   BISYS Fund Services Limited Partnership ("BISYS" or the "Distributor") serves as the distributor of the Funds' shares. BISYS may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers, Inc.



   The Statement of Additional Information has more detailed information about the Advisor, Sub-Advisor and other service providers.

[ICON]      SHAREHOLDER INFORMATION

   PRICING OF FUND SHARES
   ---------------------------
   HOW NAV IS CALCULATED
   The NAV is calculated by
   adding the total value of a
   Fund's investments and
   other assets, subtracting
   its liabilities and then
   dividing that figure by the
   number of outstanding
   shares of the Fund:
              NAV =
   Total Assets - Liabilities
  ----------------------------
        Number of Shares
           Outstanding
   You can find some Funds'
   NAV daily in The Wall
   Street Journal and other
   newspapers.

   ---------------------------
The per share net asset value ("NAV") for each Fund is determined and its shares are priced at the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m. Eastern time, on days the New York Stock Exchange is open for business.

Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is received in good order and accepted by the Fund less any applicable sales charges as noted in the section on "Distribution and Shareholder Servicing Arrangements/ Sales Charges" on any day that the New York Stock Exchange is open for business. For example: If you place a purchase order to buy shares of the Established Growth Fund, it must be received by 4:00 p.m. Eastern time in order to receive the NAV calculated at 4:00 p.m. Eastern time. If your order is received after 4:00 p.m. Eastern time, you will receive the NAV calculated on the next day at 4:00 p.m. Eastern time.

The Funds' securities, other than short-term debt obligations, are generally valued at current market prices unless market quotations are not available, in which case securities will be valued by a method that the Board of Trustees believes accurately reflects fair value. Debt obligations with remaining maturities of 60 days or less are valued at amortized cost or based on their acquisition cost.

After the pricing of a foreign security has been established, if an event occurs which would likely cause the value to change, the value of the foreign security may be priced at fair value as determined in good faith by or at the direction of the Funds' Trustees. A Fund's foreign securities may trade on weekends or other days when the Fund does not price its shares. Accordingly, the net asset value per share of a Fund may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

   SHAREHOLDER INFORMATION

   PURCHASING AND ADDING TO YOUR SHARES
   You may purchase the Funds
   through the Distributor or
   through banks, brokers and
   other investment
   representatives, which may
   charge additional fees and
   may require higher minimum
   investments or impose other
   limitations on buying and
   selling shares. If you are
   a 401(k) plan participant,
   you should contact your
   plan sponsor or broker for
   information about
   purchasing, selling and
   exchanging shares of the
   Funds. If you purchase
   shares through an
   investment representative,
   that party is responsible
   for transmitting orders by
   close of business and may
   have an earlier cut-off
   time for purchase and sale
   requests. Consult your
   investment representative
   or institution for specific
   information.

                                                                                 MINIMUM      MINIMUM
                                                                                 INITIAL     SUBSEQUENT
                                                             ACCOUNT TYPE       INVESTMENT   INVESTMENT
                                                        Regular                   $1,000        $25
                                                        (non-retirement)
                                                        -----------------------------------------------
                                                        Retirement (IRA)          $1,000        $25
                                                        -----------------------------------------------
                                                        Automatic Investment
                                                        Plan                      $  250        $25


If you are an employee of the Advisor, M&T Bank, or any of their affiliates, the initial minimum investment amount is reduced to $250.



- All purchases must be in U.S. dollars, although payment for Fund shares may be made in the form of securities that are permissible investments for the particular Fund at the discretion of the Advisor.


- A fee will be charged for any checks that do not clear.

- Third-party checks are not accepted.

A Fund may waive its minimum purchase requirement and the Distributor may reject a purchase order if it considers it in the best interest of the Fund and its shareholders.

   -----------------------------------------------------------------------------

     AVOID 31% TAX WITHHOLDING
     Each Fund is required to withhold 31% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number in compliance with IRS rules. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.
   -----------------------------------------------------------------------------

   SHAREHOLDER INFORMATION

   PURCHASING AND ADDING TO YOUR SHARES
   CONTINUED

   INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT

   BY REGULAR MAIL OR OVERNIGHT SERVICE:

   If purchasing through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

   All investments made by regular mail or express delivery, whether initial or subsequent, should be sent to:

   BY REGULAR MAIL:                     BY EXPRESS MAIL:
   Governor Funds                       Governor Funds
   P.O. Box 182707                      c/o BISYS Fund Services
   Columbus, OH 43218-2707              Attn: T.A. Operations
                                        3435 Stelzer Road
                                        Columbus, OH 43219

   For Initial Investment:

   1. Carefully read and complete the application. Establishing your account privileges now saves you the inconvenience of having to add them later.

   2. Make check, bank draft or money order payable to the appropriate Fund.

   3. Mail or deliver application and payment to the address above.

   For Subsequent Investments:

   1. Use the investment slip attached to your account statement. Or, if unavailable, provide the following information:
      - Fund name
      - Amount invested
      - Account name and number

   2. Make check, bank draft or money order payable to the appropriate Fund.

   3. Mail or deliver investment slip and payment to the address above.

   ELECTRONIC PURCHASES

   Your bank must participate in the Automated Clearing House (ACH) and must be a United States bank. Your bank or broker may charge for this service.

   Establish an electronic purchase option on your account application or call 1-800-766-3960. Your account can generally be set up for electronic purchases within 15 days.

   Call 1-800-766-3960 to arrange a transfer from your bank account.

   SHAREHOLDER INFORMATION

   PURCHASING AND ADDING TO YOUR SHARES
   CONTINUED
   BY WIRE TRANSFER

   For Initial Investment:
   Call 1-800-766-3960 to obtain a
   new account number and a
   confirmation number. Promptly
   mail the completed application to
   the address shown above for mail
   purchases; and
   For All Investments:
   Call 1-800-766-3960 for a
   confirmation number
   Instruct your bank to wire
   transfer your investment to:
   The Bank of New York
   Routing Number: ABA #021000018
   DDA# 8900284218

   Include: Your name

            Your confirmation number
                                                 ELECTRONIC VS. WIRE TRANSFER
Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through the Automated Clearing House (ACH) and may take up to eight days to clear. There is generally no fee for ACH transactions.

   AFTER INSTRUCTING YOUR BANK TO WIRE THE FUNDS, PLEASE CALL 1-800-766-3960 TO ADVISE US OF THE AMOUNT BEING WIRED.

   You can add to your account by using the convenient options described below. The Fund reserves the right to change or eliminate these privileges at any time with 60 days' notice.

   Note: Your bank may charge a wire transfer fee.

   AUTOMATIC INVEST PLAN
   You can make automatic
   investments in the Funds from
   your bank account, through
   payroll deduction or from your
   federal employment, Social
   Security or other regular
   government checks. Automatic
   investments can be as little as
   $25, once you've invested the
   $250 minimum required to open the
   account.
   To invest regularly from your
   bank account:
   - Complete the Automatic Invest
     Plan portion on your Account
     Application.
     Make sure you note:
     - Your bank name, address and account number
     - The amount you wish to invest
       automatically (minimum $25)
     - How often you want to invest (every month, 4 times a year, twice a year or once a year)
   - Attach a voided personal check.

   To invest regularly from your paycheck or government check:
   Call 1-800-766-3960 for an enrollment form.

DIRECTED DIVIDEND OPTION
By selecting the appropriate box in the Account Application, you can elect to receive your distributions in cash (check) or have distributions (capital gains and dividends) reinvested in another Governor Fund without a sales charge. You must maintain the minimum balance in each Fund into which you plan to reinvest dividends or the reinvestment will be suspended and your dividends paid to you. The Funds may modify or terminate this reinvestment option without notice. You can change or terminate your participation in the reinvestment option at any time.

   SHAREHOLDER INFORMATION


   -----------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS

   All dividends and distributions will be automatically reinvested unless you request otherwise. You can receive them in cash or by electronic funds transfer to your bank account if you are not a participant in an IRA account or in a tax-qualified plan. There are no sales charges for reinvested distributions.

   DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU'VE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT WILL BE RETURNED TO YOU IN THE FORM OF A TAXABLE DISTRIBUTION.
   -----------------------------------------------------------------------------

   SELLING YOUR SHARES
   You may sell your shares
   at any time the New York
   Stock Exchange is open for
   business. Your sales price
   will be the next NAV after
   your sell order is
   received by the Funds,
   their transfer agent, or
   your investment
   representative. Normally
   you will receive your
   proceeds within a week
   after your request is
   received. See section on
   "General Policies on
   Selling Shares" below.

   INSTRUCTIONS FOR SELLING SHARES

   If selling your shares through your financial advisor or broker, ask him or her for redemption procedures. Your advisor and/or broker may have transaction minimums and/or transaction times which will affect your redemption. For all other sales transactions, follow the instructions below.


     BY TELEPHONE                              1. Call 1-800-766-3960 with instructions as to how you wish
     (unless you have declined telephone          to receive your funds (mail, wire, electronic transfer).
     sales privileges)                            (See "General Policies on Selling Shares -- Verifying
                                                  Telephone Redemptions" below)

WITHDRAWING MONEY FROM YOUR FUND INVESTMENT

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

                                                      QUESTIONS?
                                                Call 1-800-766-3960 or
                                           your investment representative.

   SHAREHOLDER INFORMATION

   SELLING YOUR SHARES
   CONTINUED


     BY MAIL OR OVERNIGHT SERVICE              1.  Call 1-800-766-3960 to request redemption forms or write
     (See "General Policies on Selling             a letter of instruction indicating:
     Shares -- Redemptions in Writing            - your Fund and account number
     Required" below)                            - amount you wish to redeem
                                                 - address where your check should be sent
                                                 - account owner signature

                                               2. Mail to:
                                               (if by regular mail)      Governor Funds
                                                                         P.O. Box 182707
                                                                         Columbus, OH 43218-2707
                                               (if by overnight service) Governor Funds
                                                                         c/o BISYS Fund Services
                                                                         Attn: T.A. Operations
                                                                         3435 Stelzer Road
                                                                         Columbus, Ohio 43219

     WIRE TRANSFER                             Call 1-800-766-3960 to request a wire transfer.
     You must indicate this option on your     If you call by 4 p.m. Eastern time, your payment will
     account application.                      normally be wired to your bank on the next business day.
     The Fund may charge a wire transfer       Otherwise, it will normally be wired on the second business
     fee.                                      day after your call.
     NOTE: Your financial institution may
     also charge a separate fee.

     ELECTRONIC REDEMPTIONS                    Call 1-800-766-3960 to request an electronic redemption.
     Your bank must participate in the         If you call by 4 p.m. Eastern time, the NAV of your shares
     Automated Clearing House (ACH) and        will normally be determined on the same day and the proceeds
     must be a U.S. bank.                      will be credited within 8 days.
     Your bank may charge for this service.

                                                                        QUESTIONS?
                                                                  Call 1-800-766-3960 or
                                                             your investment representative.

   SHAREHOLDER INFORMATION

   SELLING YOUR SHARES
   CONTINUED

   AUTO WITHDRAWAL PLAN

   You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum monthly withdrawal is $50. To activate this feature:

     - Make sure you've checked the appropriate box on the Account Application. Or call 1-800-766-3960.

     - Include a voided personal check.

     - Your account must have a value of $5,000 or more to start withdrawals.


     - If the value of your account falls below $1,000 ($250 if you are an employee of the Advisor or one of its affiliates), you may be asked to add sufficient funds to bring the account back to $1,000 (or $250), or the Fund may close your account and mail the proceeds to you.

   GENERAL POLICIES ON SELLING SHARES

   REDEMPTIONS IN WRITING REQUIRED

   Redemption requests may require a signature guarantee. The signature guarantee requirement will be waived if the following conditions apply:

     - the redemption check is payable to the shareholder(s) of record.

     - the redemption check is mailed to the shareholder(s) at the address of record or mailed or wired to a commercial bank account previously designated on the Account Registration Form.

   To change the address to which a redemption check is to be mailed, a written request must be received by the Transfer Agent. In connection with such request, the Transfer Agent will require a signature guarantee by an eligible guarantor institution. For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

   VERIFYING TELEPHONE REDEMPTIONS

   The Funds make every effort to ensure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken by the Transfer Agent, the Transfer Agent may be liable for losses due to unauthorized transactions.

   SHAREHOLDER INFORMATION

   GENERAL POLICIES ON SELLING SHARES
   CONTINUED

   REDEMPTIONS WITHIN 10 DAYS OF INVESTMENT

   When you have made an investment by check, you cannot redeem any portion of it until the Transfer Agent is satisfied that the check has cleared (which may require up to 10 business days). You can avoid this delay by purchasing shares with a certified check.

   REDEMPTION IN KIND

   The Funds reserve the right to make payment in securities rather than cash, known as "redemption in kind." This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than 1% of a Fund's net assets). If a Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

   REFUSAL OF REDEMPTION REQUEST

   Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders.

   CLOSING OF SMALL ACCOUNTS


   If your account falls below $1,000 ($250 if you are an employee of the Advisor or one of its affiliates), a Fund may ask you to increase your balance. If it is still below $1,000 (or $250) after 60 days, the Fund may close your account and send you the proceeds.


   UNDELIVERABLE REDEMPTION CHECKS

   For any shareholder who chooses to receive distributions in cash: If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the appropriate Fund.

   SHAREHOLDER INFORMATION

   DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS/SALES CHARGES

   This section describes the sales charges and fees you will pay as an investor in the Funds and ways to qualify for reduced sales charges.


     Sales Charge (Load)                     Front-end sales charge (at the time of your purchase);
     (All Funds)                             reduced sales charges are available.
     Administrative Services Plan Fee        Subject to annual shareholder servicing fees of up to
     (All Funds)                             0.25% of a Fund's average daily net assets.
     Distribution (12b-1) Fee                Subject to annual distribution and shareholder servicing
     (Lifestyle Funds Only)                  fees of up to 0.50% of a Lifestyle Fund's average daily
                                             net assets.


   CALCULATION OF SALES CHARGES

   Shares are sold at their public offering price. This price includes the initial sales charge. Therefore, part of the money you invest will be used to pay the sales charge. The remainder is invested in Fund shares. The sales charge decreases with larger purchases. There is no sales charge on reinvested dividends and distributions.

   The current sales charge rates are as follows:


   FOR THE ESTABLISHED GROWTH FUND, AGGRESSIVE GROWTH FUND AND INTERNATIONAL EQUITY FUND


                                                SALES CHARGE      SALES CHARGE
               AMOUNT OF TRANSACTION             AS % OF NET     AS % OF PUBLIC
             AT PUBLIC OFFERING PRICE          AMOUNT INVESTED   OFFERING PRICE
      Less than $50,000                             5.82%             5.50%
      -------------------------------------------------------------------------
      $50,000 but less than $100,000                4.71              4.50
      -------------------------------------------------------------------------
      $100,000 but less than $250,000               3.63              3.50
      -------------------------------------------------------------------------
      $250,000 but less than $500,000               2.56              2.50
      -------------------------------------------------------------------------
      $500,000 but less than $1,000,000             1.52              1.50
      -------------------------------------------------------------------------
      $1,000,000 or more                               0                 0

   SHAREHOLDER INFORMATION

   DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS/SALES CHARGES
   CONTINUED

   FOR THE LIMITED DURATION GOVERNMENT SECURITIES FUND

                                                SALES CHARGE      SALES CHARGE
               AMOUNT OF TRANSACTION             AS % OF NET     AS % OF PUBLIC
             AT PUBLIC OFFERING PRICE          AMOUNT INVESTED   OFFERING PRICE
      Less than $50,000                             3.09%             3.00%
      -------------------------------------------------------------------------
      $50,000 but less than $100,000                3.09              3.00
      -------------------------------------------------------------------------
      $100,000 but less than $250,000               2.56              2.50
      -------------------------------------------------------------------------
      $250,000 but less than $500,000               2.04              2.00
      -------------------------------------------------------------------------
      $500,000 but less than $1,000,000             1.52              1.50
      -------------------------------------------------------------------------
      $1,000,000 or more                               0                 0

   FOR THE INTERMEDIATE TERM INCOME FUND, PENNSYLVANIA MUNICIPAL BOND FUND AND THE LIFESTYLE FUNDS

                                                SALES CHARGE      SALES CHARGE
               AMOUNT OF TRANSACTION             AS % OF NET     AS % OF PUBLIC
             AT PUBLIC OFFERING PRICE          AMOUNT INVESTED   OFFERING PRICE
      Less than $50,000                             4.71%             4.50%
      -------------------------------------------------------------------------
      $50,000 but less than $100,000                4.71              4.50
      -------------------------------------------------------------------------
      $100,000 but less than $250,000               3.63              3.50
      -------------------------------------------------------------------------
      $250,000 but less than $500,000               2.56              2.50
      -------------------------------------------------------------------------
      $500,000 but less than $1,000,000             1.52              1.50
      -------------------------------------------------------------------------
      $1,000,000 or more                               0                 0

   The Advisor and Distributor pay securities dealers from their own resources up to .25% of the offering price of shares of the Funds for individual sales of over $1 million.

   SHAREHOLDER INFORMATION

   DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS/SALES CHARGES
   CONTINUED

   SALES CHARGE REDUCTIONS

   Reduced sales charges are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

     - Concurrent Purchases. You may combine concurrent purchases of a Fund and one or more of the Governor Funds sold with a sales charge ("Governor Load Funds"). For example, if a shareholder concurrently purchases shares in the Established Growth Fund at the total public offering price of $50,000 and shares in another Governor Load Fund at the total public offering price of $50,000, the sales charge for such shares of the Established Growth Fund would be that applicable to a $100,000 purchase as shown in the table above.

     - Letter of Intent. You inform the Fund in writing that you intend to purchase enough shares over a 13-month period to qualify for a reduced sales charge. You must include a minimum of 5% of the total amount you intend to purchase with your Letter of Intent. Shares purchased with the minimum will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional shares, are not subject to escrow. The escrowed shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released.

     - Rights of Accumulation. When the value of shares you already own plus the amount you intend to invest reaches the amount needed to qualify for reduced sales charges, your added investment will qualify for the reduced sales charge.

     - Combination Privilege. Combine accounts of multiple Funds or accounts of immediate family household members (spouse and children under 21) to achieve reduced sales charges.

   SALES CHARGE WAIVERS

   The following qualify for waivers of sales charges:


     - purchasers for whom M&T Bank, the Advisor, one of their affiliates or another financial institution acts in a fiduciary, advisory, agency, custodial (other than individual retirement accounts), or similar capacity.



     - officers, trustees, directors, advisory board members, employees and retired employees (including spouses, children and parents of the foregoing) of M&T Bank, the Advisor, the Funds, BISYS and any affiliated company thereof.


     - brokers, dealers and agents who have a sales agreement with the Distributor, and their employees (and their spouses and children under 21).


     - investors who purchase shares with the proceeds from a distribution from the Advisor, M&T Bank or an affiliate trust or agency account.

   SHAREHOLDER INFORMATION

   DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS/SALES CHARGES
   CONTINUED

     - investment advisors or financial planners regulated by a federal or state governmental authority who are purchasing shares for their own account or for an account for which they are authorized to make investment decisions (i.e., a discretionary account) and who charge a management, consulting or other fee for their services, and clients of such investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of a broker or agent.

   In addition, the Distributor may waive sales charges for the purchase of a Fund's shares with the proceeds from the recent redemption of shares of a non-money market fund that imposes a sales charge. The purchase must be made within 60 days of the redemption, and the Distributor must be notified in writing by the investor, or by his financial institution, at the time the purchase is made. A copy of the investor's account statement showing such redemption must accompany such notice.

   The Distributor may change or eliminate the foregoing waivers at any time or from time to time without notice thereof. The Distributor may also periodically waive all or a portion of the sales charge for all investors with respect to a Fund.

   REINSTATEMENT PRIVILEGE

   IF YOU HAVE SOLD SHARES AND DECIDE TO REINVEST IN THE FUND WITHIN A 60 DAY PERIOD, YOU WILL NOT BE CHARGED THE APPLICABLE SALES LOAD ON AMOUNTS UP TO THE VALUE OF THE SHARES YOU SOLD. YOU MUST PROVIDE A WRITTEN REINSTATEMENT REQUEST AND PAYMENT WITHIN 60 DAYS OF THE DATE YOUR INSTRUCTIONS TO SELL WERE PROCESSED.

   DISTRIBUTION AND SERVICE (12b-1) FEES

   12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Lifestyle Funds' shares and/or for providing shareholder services. 12b-1 fees are paid from a Lifestyle Fund's assets on an ongoing basis, and will increase the cost of your investment. 12b-1 fees may cost you more than paying other types of sales charges. The Lifestyle Funds may pay a 12b-1 fee of up to .50% of the average daily net assets of a Fund; the other Funds do not pay 12b-1 fees.

   Over time, shareholders may pay more than the equivalent of the maximum permitted front-end sales charge because 12b-1 fees are paid out of the Lifestyle Fund's assets on an on-going basis.

   SHAREHOLDER INFORMATION

   DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS/SALES CHARGES
   CONTINUED

   SERVICE ORGANIZATIONS

   Service Organizations may provide certain administrative services for their customers who invest in the Funds through accounts maintained at that Service Organization. Each Fund, under servicing agreements with the Service Organization, will pay the Service Organization an annual rate of up to .25% of the Fund's average daily net assets for these services, which may include:

     - receiving and processing shareholder orders

     - performing the accounting for customers' sub-accounts

     - answering questions and handling correspondence for customer accounts

     - acting as the shareholder of record for customer accounts

     - issuing shareholder reports and transaction confirmations

     - processing dividend and distribution payments from the Funds on behalf of customers

     - providing customers with a service that invests the assets of their accounts in shares of the Funds pursuant to specific or pre-authorized instructions

   Investors who purchase, sell or exchange shares of the Funds through a customer account maintained at a Service Organization may be charged extra for other services which are not specified in the servicing agreement with the Fund but are covered under separate fee schedules provided by the Service Organization to their customers. Customers with accounts at Service Organizations should consult their Service Organization for information concerning their sub-accounts. The Advisor, its affiliates, or administrators also may pay Service Organizations for rendering services to customers' sub-accounts.

   SHAREHOLDER INFORMATION

   EXCHANGING YOUR SHARES

   INSTRUCTIONS FOR EXCHANGING SHARES

   Exchanges may be made by sending a written request to:

   Governor Funds                    or by calling 1-800-766-3960
   P.O. Box 182707
   Columbus, OH 43218-2707

   You can exchange your shares in one Fund for shares of another Fund of Governor Funds usually without paying additional sales charges.

   You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable.

   Please provide the following information:

     - Your name and telephone number

     - The exact name on your account and account number

     - Taxpayer identification number (usually your Social Security number)

     - Dollar value or number of shares to be exchanged

     - The name of the Fund from which the exchange is to be made

     - The name of the Fund into which the exchange is being made

   See "General Policies on Selling your Shares" for important information about telephone transactions.

   NOTES ON EXCHANGES

   When exchanging from a Fund that has no sales charge or a lower sales charge to a Fund with a higher sales charge, you will pay the difference.

   The Exchange Privilege may be changed or eliminated at any time.

   Be sure to read the Prospectus carefully of any Fund into which you wish to exchange shares.

   All exchanges are based on the relative net asset value next determined after the exchange order is received by the Funds.

   SHAREHOLDER INFORMATION

   DIVIDENDS, DISTRIBUTIONS AND TAXES


   Any income a Fund receives in the form of interest or dividends is paid out, less expenses, to its shareholders as dividends. Dividends are declared and paid annually for the International Equity Fund, monthly for the Intermediate Term Income, Limited Duration Government Securities and Pennsylvania Municipal Bond Funds and quarterly for the other Funds. Capital gains, if any, for all Funds are generally distributed at least annually.


   Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions (other than exempt-interest dividends, discussed below) will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless whether they are paid in cash or reinvested in additional shares. Dividends declared in October, November or December of a year will be taxable to you in that year even if not paid until January of the following year. You will be notified annually of the tax status of distributions to you.

   You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxable on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

   SHAREHOLDER INFORMATION

   DIVIDENDS, DISTRIBUTIONS AND TAXES
   CONTINUED


   You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.


   The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

   It is expected that the International Equity Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The International Equity Fund may make an election to treat a proportionate amount of these taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit this proportionate amount of taxes against U.S. federal income tax liability or (2) to take this amount as an itemized deduction.

   The Pennsylvania Municipal Bond Fund anticipates that substantially all of its income dividends will be "exempt interest dividends," which are exempt from federal income taxes. However, some dividends may be taxable, such as any dividends that are derived from occasional taxable investments, and any distributions of short and long-term capital gains.

   Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Pennsylvania Municipal Bond Fund generally will not be deductible for federal income tax purposes. Also, if you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

   You should note that a portion of the exempt-interest dividends paid by the Pennsylvania Municipal Bond Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

   Shareowners may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or localities within the state.

   SHAREHOLDER INFORMATION

   DIVIDENDS, DISTRIBUTIONS AND TAXES
   CONTINUED

   Shareholders will not be subject to Pennsylvania personal income tax on distributions from the Pennsylvania Municipal Bond Fund attributable to interest income from Pennsylvania Exempt Securities or from obligations of the United States, its territories and certain of its agencies and instrumentalities ("Federal Exempt Securities", and, together with Pennsylvania Municipal Securities, called "Exempt Securities"). However, Pennsylvania personal income tax will apply to distributions to Pennsylvania shareholders from the Pennsylvania Municipal Bond Fund attributable to gain realized on the disposition of any investment, including Exempt Securities, or to interest income from investments other than Exempt Securities. Pennsylvania shareholders also will be subject to the Pennsylvania personal income tax on any gain they realize on the disposition of shares in the Pennsylvania Municipal Bond Fund.

   Distributions attributable to interest from Exempt Securities are not subject to the Philadelphia School District Net Income Tax. However, for Philadelphia residents, distributions attributable to gain from the disposition of Exempt Securities are subject to the Philadelphia School District Net Income Tax, except that distributions attributable to gain on any investment held for more than six months are exempt. A shareholder's gain on the disposition of shares in the Pennsylvania Municipal Bond Fund that he or she has held for more than six months will not be subject to the Philadelphia School District Net Income Tax.

   The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

[ICON]     FINANCIAL HIGHLIGHTS                  ESTABLISHED GROWTH FUND

   FINANCIAL HIGHLIGHTS

   The financial highlights table is intended to help you understand the Funds' financial performance. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, Two Nationwide Plaza, Columbus, Ohio 43215 whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request.


                                              FOR THE      FOR THE      FOR THE       FOR THE
                                             YEAR ENDED   YEAR ENDED   YEAR ENDED   PERIOD ENDED
                                              JUNE 30,     JUNE 30,     JUNE 30,      JUNE 30,
                                                2000         1999         1998        1997(a)
    NET ASSET VALUE, BEGINNING OF PERIOD      $  15.88     $  14.06     $  11.13      $  10.00
    ----------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES:
      Net investment income                       0.01         0.06         0.10          0.08
      Net realized and unrealized gain from
        investment transactions                   1.20         2.16         2.99          1.13
    ----------------------------------------------------------------------------------------------
        Total from Investment Activities          1.21         2.22         3.09          1.21
    ----------------------------------------------------------------------------------------------
    DISTRIBUTIONS FROM:
      Net investment income                      (0.01)       (0.06)       (0.10)        (0.08)
      In excess of net investment income         (0.00)**        --           --            --
      Net realized gains from investment
        transactions                             (3.41)       (0.34)       (0.06)           --
    ----------------------------------------------------------------------------------------------
        Total Distributions                      (3.42)       (0.40)       (0.16)        (0.08)
    ----------------------------------------------------------------------------------------------
        Net change in net asset value
          per share                              (2.21)        1.82         2.93          1.13
    ----------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD            $  13.67     $  15.88     $  14.06      $  11.13
    ----------------------------------------------------------------------------------------------
        Total Return (excluding sales
          charge)                                 9.31%       16.20%       27.92%        12.20%(b)
    RATIOS/SUPPLEMENTAL DATA:
      Net assets, at end of period
        (in thousands)                        $277,934     $260,437     $258,812      $190,914
      Ratio of expenses to average net
        assets                                    0.94%        0.91%        0.71%         0.44%(c)
      Ratio of net investment income to
        average net assets                        0.07%        0.42%        0.77%         1.39%(c)
      Ratio of expenses to average net
        assets*                                   1.13%        1.19%        1.06%         1.01%(c)
      Portfolio Turnover                            41%           2%           6%            1%


* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.


**  Less than $0.005 per share.


(a)  Commencement of operations of the Fund was December 2, 1996.

(b)  Not annualized.

(c)  Annualized.

   FINANCIAL HIGHLIGHTS                            AGGRESSIVE GROWTH FUND

   FINANCIAL HIGHLIGHTS


                                              FOR THE      FOR THE      FOR THE       FOR THE
                                             YEAR ENDED   YEAR ENDED   YEAR ENDED   PERIOD ENDED
                                              JUNE 30,     JUNE 30,     JUNE 30,      JUNE 30,
                                                2000         1999         1998        1997(a)
    NET ASSET VALUE, BEGINNING OF PERIOD      $  12.02     $  11.41     $  10.24      $  10.00
    ----------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES:
      Net investment income (loss)               (0.03)       (0.01)       (0.01)         0.01
      Net realized and unrealized gain from
        investment transactions                   1.60         1.00         1.30          0.24
    ----------------------------------------------------------------------------------------------
        Total from Investment Activities          1.57         0.99         1.29          0.25
    ----------------------------------------------------------------------------------------------
    DISTRIBUTIONS FROM:
      Net investment income                         --           --           --         (0.01)
      In excess of net investment income            --        (0.01)          --            --
      Net realized gains from investment
        transactions                             (1.71)       (0.37)       (0.12)           --
    ----------------------------------------------------------------------------------------------
        Total Distributions                      (1.71)       (0.38)       (0.12)        (0.01)
    ----------------------------------------------------------------------------------------------
        Net change in net asset value
          per share                              (0.14)        0.61         1.17          0.24
    ----------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD            $  11.88     $  12.02     $  11.41      $  10.24
    ----------------------------------------------------------------------------------------------
        Total Return (excluding sales
          charge)                                16.31%        9.24%       12.72%         2.52%(b)
    RATIOS/SUPPLEMENTAL DATA:
      Net assets, at end of period
        (in thousands)                        $148,926     $139,512     $135,612      $105,258
      Ratio of expenses to average net
        assets                                    1.06%        1.04%        0.83%         0.66%(c)
      Ratio of net investment income (loss)
        to average net assets                    (0.25%)      (0.05%)      (0.09%)        0.28%(c)
      Ratio of expenses to average net
        assets*                                   1.40%        1.47%        1.33%         1.35%(c)
      Portfolio Turnover                            43%          18%           8%            2%


* During the period, certain fees were voluntarily reduced and/ or reimbursed. If such voluntary fee reductions and/ or reimbursements had not occurred, the ratio would have been as indicated.

(a)  Commencement of operations of the Fund was February 3, 1997.

(b)  Not annualized.

(c)  Annualized.

   FINANCIAL HIGHLIGHTS                         INTERNATIONAL EQUITY FUND

   FINANCIAL HIGHLIGHTS


                                                               FOR THE             FOR THE
                                                              YEAR ENDED         PERIOD ENDED
                                                            JUNE 30, 2000      JUNE 30, 1999(a)
    NET ASSET VALUE, BEGINNING OF PERIOD                       $ 10.59             $ 10.00
    ----------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES:
      Net investment income                                       0.08                0.11
      Net realized and unrealized gain from investment
        and foreign currency transactions                         1.28                0.48
    ----------------------------------------------------------------------------------------------
        Total from Investment Activities                          1.36                0.59
    ----------------------------------------------------------------------------------------------
    DISTRIBUTIONS FROM:
      Net investment income                                      (0.14)                 --
      Net realized gains from investment and foreign
        currency transactions                                    (0.14)                 --
    ----------------------------------------------------------------------------------------------
        Total Distributions                                      (0.28)                 --
    ----------------------------------------------------------------------------------------------
        Net change in net asset value per share                   1.08                0.59
    ----------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                             $ 11.67             $ 10.59
    ----------------------------------------------------------------------------------------------
        Total Return (excluding sales charge)                    12.87%               5.90%(b)
    RATIOS/SUPPLEMENTAL DATA:
      Net assets, at end of period (in thousands)              $44,697             $39,506
      Ratio of expenses to average net assets                     0.97%               0.98%(c)
      Ratio of net investment income to average net
        assets                                                    0.72%               2.80%(c)
      Ratio of expenses to average net assets*                    1.85%               1.86%(c)
      Portfolio Turnover                                            56%                 17%


* During the period, certain fees were voluntarily reduced and/ or reimbursed. If such voluntary fee reductions and/ or reimbursements had not occurred, the ratio would have been as indicated.

(a)  Commencement of operations of the Fund was February 9, 1999.

(b)  Not annualized.

(c)  Annualized.

   FINANCIAL HIGHLIGHTS                     INTERMEDIATE TERM INCOME FUND

   FINANCIAL HIGHLIGHTS


                                              FOR THE      FOR THE      FOR THE       FOR THE
                                             YEAR ENDED   YEAR ENDED   YEAR ENDED   PERIOD ENDED
                                              JUNE 30,     JUNE 30,     JUNE 30,      JUNE 30,
                                                2000         1999         1998        1997(a)
    NET ASSET VALUE, BEGINNING OF PERIOD      $   9.49     $  10.10     $   9.77      $  10.00
    ----------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES:
      Net investment income                       0.60         0.59         0.62          0.36
      Net realized and unrealized gain
        (loss) from investment transactions      (0.31)       (0.50)        0.33         (0.23)
    ----------------------------------------------------------------------------------------------
        Total from Investment Activities          0.29         0.09         0.95          0.13
    ----------------------------------------------------------------------------------------------
    DISTRIBUTIONS FROM:
      Net investment income                      (0.60)       (0.59)       (0.62)        (0.36)
      Net realized gains from investment
        transactions                                --        (0.11)          --            --
    ----------------------------------------------------------------------------------------------
        Total Distributions                      (0.60)       (0.70)       (0.62)        (0.36)
    ----------------------------------------------------------------------------------------------
        Net change in net asset value
          per share                              (0.31)       (0.61)        0.33         (0.23)
    ----------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD            $   9.18     $   9.49     $  10.10      $   9.77
    ----------------------------------------------------------------------------------------------
        Total Return (excluding sales
          charge)                                 3.18%        0.82%        9.95%         1.40%(b)
    RATIO/SUPPLEMENTAL DATA:
      Net assets, at end of period (in
        thousands)                            $245,161     $305,981     $275,565      $207,859
      Ratio of expenses to average net
        assets                                    0.56%        0.56%        0.57%         0.37%(c)
      Ratio of net investment income to
        average net assets                        6.38%        5.97%        6.27%         6.45%(c)
      Ratio of expenses to average net
        assets*                                   0.89%        0.98%        0.92%         0.84%(c)
      Portfolio Turnover                           192%         149%         218%          329%


* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

(a)  Commencement of operations of the Fund was December 2, 1996.

(b)  Not annualized.

(c)  Annualized.

                                                         LIMITED DURATION
   FINANCIAL HIGHLIGHTS                        GOVERNMENT SECURITIES FUND

   FINANCIAL HIGHLIGHTS


                                                            FOR THE      FOR THE       FOR THE
                                                           YEAR ENDED   YEAR ENDED   PERIOD ENDED
                                                            JUNE 30,     JUNE 30,      JUNE 30,
                                                              2000         1999        1998(a)
    NET ASSET VALUE, BEGINNING OF PERIOD                    $  9.83      $  9.96       $ 10.00
    ----------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES:
      Net investment income                                    0.55         0.54          0.56
      Net realized and unrealized gain (loss) from
        investment transactions                               (0.14)       (0.13)        (0.04)
    ----------------------------------------------------------------------------------------------
        Total from Investment Activities                       0.41         0.41          0.52
    ----------------------------------------------------------------------------------------------
    DISTRIBUTIONS FROM:
      Net investment income                                   (0.55)       (0.54)        (0.56)
      Net realized gains from investment transactions            --        (0.00)**      (0.00)**
    ----------------------------------------------------------------------------------------------
        Total Distributions                                   (0.55)       (0.54)        (0.56)
    ----------------------------------------------------------------------------------------------
        Net change in net asset value per share               (0.14)       (0.13)        (0.04)
    ----------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                          $  9.69      $  9.83       $  9.96
    ----------------------------------------------------------------------------------------------
        Total Return (excluding sales charge)                  4.31%        4.25%         5.39%(b)
    RATIO/SUPPLEMENTAL DATA:
      Net assets, at end of year (in thousands)             $73,140      $52,041       $29,360
      Ratio of expenses to average net assets                  0.61%        0.59%         0.65%(c)
      Ratio of net investment income to average net
        assets                                                 5.77%        5.51%         5.58%(c)
      Ratio of expenses to average net assets*                 0.94%        1.03%         1.18%(c)
      Portfolio Turnover                                        237%         519%          482%


* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.


**  Less than $0.005 per share.


(a)  Commencement of operations of the Fund was July 1, 1997.


(b)  Not annualized.



(c)  Annualized.

                                                             PENNSYLVANIA
   FINANCIAL HIGHLIGHTS                               MUNICIPAL BOND FUND

   FINANCIAL HIGHLIGHTS


                                            FOR THE      FOR THE      FOR THE       FOR THE
                                           YEAR ENDED   YEAR ENDED   YEAR ENDED   PERIOD ENDED
                                            JUNE 30,     JUNE 30,     JUNE 30,      JUNE 30,
                                              2000         1999         1998        1997(a)
    NET ASSET VALUE, BEGINNING OF PERIOD    $  10.05     $  10.39     $  10.29      $  10.21
    ------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES:
      Net investment income                     0.46         0.47         0.49          0.34
      Net realized and unrealized gain
        (loss) from investment
        transactions                           (0.27)       (0.26)        0.11          0.06
    ------------------------------------------------------------------------------------------
        Total from Investment Activities        0.19         0.21         0.60          0.40
    ------------------------------------------------------------------------------------------
    DISTRIBUTIONS FROM:
      Net investment income                    (0.46)       (0.48)       (0.50)        (0.32)
      Net realized gains from investment
        transactions                           (0.01)       (0.07)          --            --
    ------------------------------------------------------------------------------------------
        Total Distributions                    (0.47)       (0.55)       (0.50)        (0.32)
    ------------------------------------------------------------------------------------------
        Net change in net asset value per
          share                                (0.28)       (0.34)        0.10          0.08
    ------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD          $   9.77     $  10.05     $  10.39      $  10.29
    ------------------------------------------------------------------------------------------
        Total Return (excluding sales
          charge)                               1.96%        1.94%        5.89%         3.98%(b)
    RATIO/SUPPLEMENTAL DATA:
      Net assets, at end of year (in
        thousands)                          $ 92,664     $111,893     $118,685      $123,194
      Ratio of expenses to average net
        assets                                  0.59%        0.59%        0.58%         0.37%(c)
      Ratio of net investment income to
        average net assets                      4.59%        4.45%        4.65%         4.46%(c)
      Ratio of expenses to average net
        assets*                                 0.93%        1.00%        0.92%         0.86%(c)
      Portfolio Turnover                          96%          90%          62%           98%


* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

(a)  Commencement of operations of the Fund was October 1, 1996.

(b)  Not annualized.

(c)  Annualized.

                                                   LIFESTYLE CONSERVATIVE
   FINANCIAL HIGHLIGHTS                                       GROWTH FUND

   FINANCIAL HIGHLIGHTS


                                                               FOR THE            FOR THE
                                                              YEAR ENDED        PERIOD ENDED
                                                            JUNE 30, 2000     JUNE 30, 1999(a)
    NET ASSET VALUE, BEGINNING OF PERIOD                       $ 10.15            $ 10.00
    ------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES:
      Net investment income                                       0.25               0.07
      Net realized and unrealized gain from investment
        transactions                                              0.24               0.15
    ------------------------------------------------------------------------------------------
        Total from Investment Activities                          0.49               0.22
    ------------------------------------------------------------------------------------------
    DISTRIBUTIONS FROM:
      Net investment income                                      (0.25)             (0.07)
      Net realized gains from investment transactions            (0.00)**              --
    ------------------------------------------------------------------------------------------
        Total Distributions                                      (0.25)             (0.07)
    ------------------------------------------------------------------------------------------
        Net change in net asset value per share                   0.24               0.15
    ------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                             $ 10.39            $ 10.15
    ------------------------------------------------------------------------------------------
        Total Return (excluding sales charge)                     4.94%              2.21%(b)
    RATIOS/SUPPLEMENTAL DATA:
      Net assets, at end of period (in thousands)              $   311            $   150
      Ratio of expenses to average net assets                     1.65%              1.79%(c)
      Ratio of net investment income to average net
        assets                                                    2.19%              2.57%(c)
      Ratio of expenses to average net assets*                   25.56%             92.41%(c)
      Portfolio Turnover                                            28%                 2%


* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.


**  Less than $0.005 per share.


(a)  Commencement of operations of the Fund was February 3, 1999.

(b)  Not annualized.

(c)  Annualized.

                                                       LIFESTYLE MODERATE
   FINANCIAL HIGHLIGHTS                                       GROWTH FUND

   FINANCIAL HIGHLIGHTS


                                                              FOR THE          FOR THE
                                                            YEAR ENDED       PERIOD ENDED
                                                           JUNE 30, 2000   JUNE 30, 1999(a)
    NET ASSET VALUE, BEGINNING OF PERIOD                      $ 10.56          $ 10.00
    ---------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES:
      Net investment income                                      0.18             0.04
      Net realized and unrealized gain from investment
        transactions                                             0.54             0.56
    ---------------------------------------------------------------------------------------
        Total from Investment Activities                         0.72             0.60
    ---------------------------------------------------------------------------------------
    DISTRIBUTIONS FROM:
      Net investment income                                     (0.18)           (0.04)
      Net realized gains from investment transactions           (0.01)              --
    ---------------------------------------------------------------------------------------
        Total Distributions                                     (0.19)           (0.04)
    ---------------------------------------------------------------------------------------
        Net change in net asset value per share                  0.53             0.56
    ---------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                            $ 11.09          $ 10.56
    ---------------------------------------------------------------------------------------
        Total Return (excluding sales charge)                    6.81%            6.02%(b)
    RATIOS/SUPPLEMENTAL DATA:
      Net assets, at end of period (in thousands)             $ 1,214          $   285
      Ratio of expenses to average net assets                    1.64%            1.76%(c)
      Ratio of net investment income to average net
        assets                                                   1.09%            1.17%(c)
      Ratio of expenses to average net assets*                   7.85%           36.79%(c)
      Portfolio Turnover                                           32%               6%


* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

(a)  Commencement of operations of the Fund was February 4, 1999.

(b)  Not annualized.

(c)  Annualized.

                                                                LIFESTYLE
   FINANCIAL HIGHLIGHTS                                       GROWTH FUND

   FINANCIAL HIGHLIGHTS


                                                              FOR THE          FOR THE
                                                            YEAR ENDED       PERIOD ENDED
                                                           JUNE 30, 2000   JUNE 30, 1999(a)
    NET ASSET VALUE, BEGINNING OF PERIOD                      $ 10.77          $ 10.00
    ---------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES:
      Net investment income                                      0.11             0.02
      Net realized and unrealized gain from investment
        transactions                                             0.75             0.77
    ---------------------------------------------------------------------------------------
        Total from Investment Activities                         0.86             0.79
    ---------------------------------------------------------------------------------------
    DISTRIBUTIONS FROM:
      Net investment income                                     (0.11)           (0.02)
      In excess of net investment income                        (0.03)              --
      Net realized gains from investment transactions           (0.00)**            --
    ---------------------------------------------------------------------------------------
        Total Distributions                                     (0.14)           (0.02)
    ---------------------------------------------------------------------------------------
        Net change in net asset value per share                  0.72             0.77
    ---------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                            $ 11.49          $ 10.77
    ---------------------------------------------------------------------------------------
        Total Return (excluding sales charge)                    8.00%            7.87%(b)
    RATIOS/SUPPLEMENTAL DATA:
      Net assets, at end of period (in thousands)             $ 1,352          $   218
      Ratio of expenses to average net assets                    1.64%            1.81%(c)
      Ratio of net investment income to average net
        assets                                                   0.26%            0.07%(c)
      Ratio of expenses to average net assets*                   9.53%           51.10%(c)
      Portfolio Turnover                                           28%               0%


* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.


**  Less than $0.005 per share.


(a)  Commencement of operations of the Fund was February 18, 1999.

(b)  Not annualized.

(c)  Annualized.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

FOR MORE INFORMATION ABOUT THE FUNDS, THE FOLLOWING
DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:


ANNUAL/SEMI-ANNUAL REPORTS:
The Funds' annual and semi-annual reports to shareholders contain detailed information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):
The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference, and is legally considered a part of this prospectus.


--------------------------------------------------------------------------------
You can get free copies of annual/semi-annual reports and the SAI, Prospectuses of other Governor Funds, or request other information and discuss your questions about the Funds by contacting a broker or bank that sells the Funds, or you can contact the Funds directly at:

                                 Governor Funds
                                P.O. Box 182707
                            Columbus, OH 43218-2707
                           Telephone: 1-800-766-3960
                             www.governorfunds.com
--------------------------------------------------------------------------------


YOU CAN REVIEW AND COPY THE FUNDS' REPORTS AND SAIS AT THE PUBLIC REFERENCE ROOM OF THE SECURITIES AND EXCHANGE COMMISSION.

     You can get copies:

     o For a duplicating fee, by writing the Public Reference Section of the Commission, Washington D.C. 20549-6009 or by electronic request to publicinfo@sec.gov. Information on the operation of the Public Reference Section may be obtained by calling 1-202-942-8090.

     o    Free from the Commission's website at http://www.sec.gov



(Investment Company Act file no. 811-09029)




                                                                         MT-1617

                             PRIME MONEY MARKET FUND
                   U.S. TREASURY OBLIGATIONS MONEY MARKET FUND
                             ESTABLISHED GROWTH FUND
                             AGGRESSIVE GROWTH FUND
                            INTERNATIONAL EQUITY FUND
                          INTERMEDIATE TERM INCOME FUND
                   LIMITED DURATION GOVERNMENT SECURITIES FUND
                        PENNSYLVANIA MUNICIPAL BOND FUND
                       LIFESTYLE CONSERVATIVE GROWTH FUND
                         LIFESTYLE MODERATE GROWTH FUND
                              LIFESTYLE GROWTH FUND

                         Eleven Investment Portfolios of

                                 GOVERNOR FUNDS



                       Statement of Additional Information



                                October 30, 2000

         This Statement of Additional Information is not a prospectus, but should be read in conjunction with the prospectuses (the "Prospectuses") of the Prime Money Market Fund, U.S. Treasury Obligations Money Market Fund (the "Treasury Money Market Fund"), Established Growth Fund, Aggressive Growth Fund, International Equity Fund, Intermediate Term Income Fund (the "Income Fund"), Limited Duration Government Securities Fund (the "Government Securities Fund"), Pennsylvania Municipal Bond Fund (the "Pennsylvania Bond Fund"), Lifestyle Conservative Growth Fund, Lifestyle Moderate Growth Fund and Lifestyle Growth Fund, each dated as of the date hereof. The Prime Money Market Fund, Treasury Money Market Fund, Established Growth Fund, Aggressive Growth Fund, International Equity Fund, Income Fund, Government Securities Fund, Pennsylvania Bond Fund, and Lifestyle Conservative Growth, Lifestyle Moderate Growth and Lifestyle Growth Funds (collectively, the "Lifestyle Funds") are hereafter collectively referred to as the "Funds" and individually as a "Fund." The Funds are all of the funds of Governor Funds, a Delaware business trust (the "Trust"). This Statement of Additional Information is incorporated in its entirety into each Fund's Prospectus. Copies of the Funds' Prospectuses may be obtained by writing the Trust at 3435 Stelzer Road, Columbus, Ohio 43219, or by telephoning toll free (800) 766-3960.

                                TABLE OF CONTENTS

                                                                            PAGE

INVESTMENT OBJECTIVES AND POLICIES...........................................2
Other Investment Policies and Risk Considerations...........................16
Investment Restrictions.....................................................38
Portfolio Turnover..........................................................41
Valuation of Prime Money Market and Treasury Money Market Funds.............42
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..............................43
HOW TO PURCHASE AND REDEEM SHARES...........................................43
Employee Benefit Plans......................................................43
Purchases of Shares.........................................................43
Purchases of S Shares.......................................................44
Governor Funds Individual Retirement Account ("IRA")........................45
In-Kind Purchases...........................................................45
Sales Charges...............................................................46
Concurrent Purchases........................................................48
Letter of Intent............................................................48
Right of Accumulation.......................................................48
Check-Writing Redemption Procedure - Prime Money Market and Treasury Money
      Market Funds..........................................................49
Payments to Shareholders....................................................49
MANAGEMENT AND SERVICE PROVIDERS OF THE TRUST...............................50
Trustees and Officers.......................................................50
Investment Advisor and Investment Sub-Advisor...............................52
Portfolio Transactions......................................................57
Administrators..............................................................59
Distributor.................................................................62
Administrative Services and Distribution Plans..............................62
Custodian...................................................................63
Transfer Agency and Fund Accounting Services................................64
Code of Ethics..............................................................67
Auditors....................................................................67
Legal Counsel...............................................................67
ADDITIONAL INFORMATION......................................................67
Description of Shares.......................................................67
Vote of a Majority of the Outstanding Shares................................72
Additional General Tax Information..........................................73
Seven-Day and 30-Day Yields of the Prime Money Market Fund and the
      Treasury Money Market Fund............................................74
30-Day Yield of the Funds...................................................74
Calculation of Total Return.................................................75
Distribution Rates..........................................................76
Performance Comparisons.....................................................76
Miscellaneous...............................................................77

                                TABLE OF CONTENTS
                                  (CONTINUED)


FINANCIAL STATEMENTS........................................................78
APPENDIX A.................................................................A-1
APPENDIX B.................................................................B-1

                       STATEMENT OF ADDITIONAL INFORMATION

                                 GOVERNOR FUNDS

         Governor Funds (the "Trust") is an open-end management investment company which currently offers eleven separate investment portfolios. This Statement of Additional Information covers all of those portfolios: the Prime Money Market Fund, Treasury Money Market Fund, Established Growth Fund, Aggressive Growth Fund, International Equity Fund, Income Fund, Government Securities Fund, Lifestyle Conservative Growth Fund, Lifestyle Moderate Growth Fund, and Lifestyle Growth Fund, each of which is considered to be a diversified portfolio, and the Pennsylvania Bond Fund, which is considered to be a non-diversified portfolio. The Prime Money Market, Treasury Money Market, Established Growth, Aggressive Growth, Income, Government Securities and Pennsylvania Bond Funds commenced operations on October 7, 1996, July 1, 1997, December 2, 1996, February 3, 1997, December 2, 1996, July 1, 1997, and October 1, 1996, respectively, as separate investment portfolios ("Predecessor Funds") of The Sessions Group, which was organized as an Ohio business trust. On January 30, 1999, those Funds were reorganized as portfolios of the Trust.

         On October 27, 2000, the Board of Trustees of the Trust approved Agreements and Plans of Reorganization between the Trust and Vision Group of Funds, Inc. ("Vision Funds"). The Agreements and Plans of Reorganization, which provide for the reorganization of the Trust into Vision Funds, will also be submitted to a vote of the shareholders of the Trust at a meeting to be held on or about December 13, 2000. If the Agreements and Plans of Reorganization are approved by shareholders, and certain other conditions are satisfied, the assets and liabilities of each of the Trust's Funds will be transferred to similar Funds in Vision Funds, and the shareholders of the Trust's Funds will become shareholders of Vision Funds. A combined proxy statement and prospectus with respect to the proposed reorganization will be mailed to shareholders in advance of the meeting. If the Agreements and Plans of Reorganization are approved by shareholders, it is expected that the reorganization will occur in mid to late December 2000.

         It is proposed that each Fund will reorganize into the corresponding Vision Fund as follows: Governor Prime Money Market Fund into the Vision Institutional Prime Money Market Fund; Governor U. S. Treasury Obligations Money Market Fund into the Vision Treasury Money Market Fund; Governor Established Growth Fund into the Vision Large Cap Core Fund; Governor Aggressive Growth Fund into the Vision Small Cap Stock Fund; Governor International Equity Fund into the Vision International Equity Fund; Governor Limited Duration Government Securities Fund into the Vision Institutional Limited Duration U.S. Government Fund; Governor Intermediate Term Income Fund into the Vision Intermediate Term Bond Fund; Governor Pennsylvania Municipal Bond Fund into the Vision Pennsylvania Municipal Income Fund; Governor Lifestyle Conservative Growth Fund into the Vision Conservative Growth Fund; Governor Lifestyle Moderate Growth Fund into the Vision Moderate Growth Fund; and Governor Lifestyle Growth Fund into the Vision Aggressive Growth Fund.

         The Vision Institutional Prime Money Market, Vision Small Cap Stock, Vision International Equity, Vision Institutional Limited Duration U.S. Government, Vision Intermediate Term Bond, Vision Pennsylvania Municipal Income, Vision Conservative Growth, Vision Moderate Growth and Vision Aggressive Growth Funds have recently been organized for the purpose of continuing the investment operations of the corresponding Governor Fund named above, and have no assets or prior history of investment operations.

         Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectuses. Capitalized terms not defined herein are defined in the relevant

Prospectus. No investment in Shares of any Fund should be made without first reading such Fund's Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

         The following policies supplement the investment objectives and policies of the Funds as set forth in their respective Prospectuses.

THE PRIME MONEY MARKET FUND

         Subject to the general limitations discussed in the Prospectus, the Prime Money Market Fund invests in the following types of securities.

         The Prime Money Market Fund may invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (collectively, "Government Obligations"). Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Prime Money Market Fund will invest in the obligations of such agencies or instrumentalities only when the Advisor believes that the credit risk with respect thereto is minimal.

         The Prime Money Market Fund may invest in bankers' acceptances guaranteed by domestic and foreign banks if at the time of investment the guarantor bank has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements). The Prime Money Market Fund may also invest in certificates of deposit and time deposits of domestic and foreign banks and savings and loan associations if (a) at the time of investment the depositor institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

         The Prime Money Market Fund may also invest in Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs") which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs") which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; and Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by U.S. branches of a foreign bank denominated in U.S. dollars and held in the United States. Under normal market conditions, the Prime Money Market Fund will not invest more than 20% of its total assets in such foreign securities (including Canadian Commercial Paper and Europaper as defined below).

         The Prime Money Market Fund will not invest in time deposits with maturities in excess of seven days which are subject to penalties upon early withdrawal if, in the aggregate with other illiquid securities held by the Prime Money Market Fund, such deposits exceed 10% of such Fund's net assets. Such time deposits include ETDs and CTDs but do not include certificates of deposit.

         The Prime Money Market Fund may invest in short-term promissory notes issued by corporations (including variable amount master demand notes) and in municipal obligations rated at the time of purchase by one or more appropriate nationally recognized statistical ratings organizations ("NRSROs," e.g., Standard & Poor's Corporation and Moody's Investors Service) in one of the two highest rating categories for short-term debt obligations or, if not rated, determined by the Advisor to be of comparable quality to instruments that are so rated. Instruments may be purchased in reliance upon a rating only when the rating organization is not affiliated with the issuer or guarantor of the instrument. For a description of the rating symbols of the NRSROs, see the Appendix to the Statement of Additional Information. The Prime Money Market Fund may also invest in Canadian Commercial Paper ("CCP"), which is U.S. dollar denominated commercial paper issued by a Canadian corporation or a Canadian subsidiary of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer which, in each case, is rated at the time of purchase by one or more appropriate NRSROs in one of the two highest rating categories for short-term debt obligations or, if not rated, determined by the Advisor to be of comparable quality to instruments that are so rated.

         The Prime Money Market Fund may also invest in corporate debt securities with remaining maturities of 397 days or less although at the time of issuance such securities had maturities exceeding 397 days. The Prime Money Market Fund may invest in such securities so long as comparable securities of such issuer have been rated in the highest rating category for short-term debt obligations by the appropriate NRSROs or are otherwise deemed to be eligible for purchase by the Prime Money Market Fund in accordance with the guidelines adopted by the Trust's Board of Trustees.

         Variable amount master demand notes in which the Prime Money Market Fund may invest are unsecured demand notes that permit the indebtedness thereunder to vary and that provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Prime Money Market Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Prime Money Market Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by NRSROs, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Advisor will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining dollar-weighted average portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand. The Prime Money Market Fund may purchase variable amount master demand notes with face maturities in excess of 397 days only so long as the Prime Money Market Fund may demand payment at any time on no more than 30 days' notice or at specified intervals not exceeding 397 days and upon no more than 30 days' notice.

         The Prime Money Market Fund may purchase asset-backed securities, which are securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets, primarily automobile and credit card receivables and home equity loans. Payment of principal and interest may depend largely on cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

         The Prime Money Market Fund may also acquire variable and floating rate notes issued by both governmental and non-governmental issuers, subject to the Prime Money Market Fund's investment objective, policies and restrictions.

THE TREASURY MONEY MARKET FUND

         Subject to the limitations discussed in the Prospectus, under normal market conditions, the Treasury Money Market Fund will invest at least 65% of its total assets in the following types of securities: direct obligations issued by the U.S. Treasury including bills, notes and bonds which differ from each other only in interest rates, maturities and times of issuance; U.S. Treasury securities that have been stripped of their unmatured interest coupons (which typically provide for interest payments semi-annually); interest coupons that have been stripped from such U.S. Treasury securities; receipts and certificates for such stripped debt obligations and stripped coupons (collectively, "Stripped Treasury Securities"); and in repurchase agreements backed by such securities. Stripped Treasury Securities will include (1) coupons that have been stripped from U.S. Treasury bonds, which may be held through the Federal Reserve Bank's book-entry system called "Separate Trading of Registered Interest and Principal of Securities" ("STRIPS") or through a program entitled "Coupon Under Book-Entry Safekeeping" ("CUBES").

         Treasury bills have maturities of one year or less; Treasury notes have maturities of one to ten years; and Treasury bonds generally have maturities of greater than ten years. Stripped Treasury Securities are sold at a deep discount because the buyer of those securities receives only the right to receive a future fixed payment (representing principal or interest) on the security and does not receive any rights to periodic interest payments on the security. The Treasury Money Market Fund may engage in other investment techniques described below.

         The Treasury Money Market Fund may also invest up to 35% of its total assets in Government Obligations which are backed by the full faith and credit of the U.S. Treasury and in repurchase agreements backed by such securities. Such securities include those of the Government National Mortgage Association and the Export-Import Bank of the United States.

THE ESTABLISHED GROWTH FUND

         The investment objectives of the Established Growth Fund are growth of capital with some current income as a secondary objective. Under normal market conditions, the Established Growth Fund will invest substantially all, but under such conditions in no event less than 65%, of its total assets in common stocks and securities convertible into common stocks of companies with market capitalizations of at least $1 billion. For purposes of the foregoing, securities convertible into common stocks include convertible bonds, convertible preferred stock, options and rights. The securities purchased by the Established Growth Fund are generally traded on established U.S. markets and exchanges.

         Under normal market conditions, the Established Growth Fund intends to operate with a fully invested philosophy, I.E., the Established Growth Fund will generally invest 90% or more of its assets in common stocks. The Established Growth Fund's equity investments will be based on two principles: (1) a solid long-term fundamental business outlook and (2) an attractively valued stock price. The Established Growth Fund's investment decisions are based upon the Advisor's assessment of a company's expected performance through a business and market cycle which normally translates into a three to five year investment horizon. In an effort to mitigate some volatility, the Established Growth Fund does seek to maintain representation in all major economic sectors. Subject to those guidelines, the Established Growth Fund intends to invest in the securities of companies its Advisor believes to be of high quality and which the Advisor believes satisfy one or more of the following criteria: (1) have a well recognized domestic and/or global franchise; (2) have a long-term revenue and earnings growth track record which its Advisor believes to be superior; (3) have a solid balance sheet, which includes a low debt-to-equity ratio, and the ability to generate sufficient free cash flow; (4) have a long-term sustainable competitive advantage; and (5) have demonstrated a history of increasing shareholder value.

         Under normal market conditions, the Established Growth Fund may also invest up to 35% of its total assets in warrants, foreign securities through sponsored American Depositary Receipts ("ADRs"), securities of other investment companies and REITs (real estate investment trusts), cash and Short-Term Obligations and may engage in other investment techniques described below.

         "Short-Term Obligations" consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including U.S. Treasury securities stripped of the unmatured interest coupons and such stripped interest coupons), with maturities of 12 months or less, certificates of deposit, bankers' acceptances and demand and time deposits of selected banks, securities of money market mutual funds, and commercial paper rated in one of the two highest rating categories by appropriate NRSROs and repurchase agreements collateralized by such obligations. The Established Growth Fund may also invest up to 100% of its total assets in Short-Term Obligations and cash when deemed appropriate for temporary defensive purposes as determined by its Advisor to be warranted due to current or anticipated market conditions. However, to the extent that the Established Growth Fund is so invested, it may not achieve its investment objectives.

THE AGGRESSIVE GROWTH FUND

         The investment objective of the Aggressive Growth Fund is growth of capital. Any income earned by the Aggressive Growth Fund will be incidental to its overall objective of growth of capital. Under normal market conditions, the Aggressive Growth Fund will invest substantially all, but under such conditions in no event less than 65%, of its total assets in common stocks and securities convertible into common stocks of companies with market capitalizations ranging between $100 million and $5 billion. Under normal market conditions, the Aggressive Growth Fund intends to operate with a fully invested philosophy, e.g., the Aggressive Growth Fund will generally invest 90% or more of its assets in common stocks and securities convertible into common stocks.

         The Aggressive Growth Fund attempts to invest in high quality small to mid capitalization companies that its Advisor believes have demonstrated one or more of the following characteristics: (1) strong management team with an ownership stake in the business; (2) solid revenue and earnings history; (3) unique position in the company's targeted market; (4) innovative products and solid new product distribution channels; and (5) solid balance sheet. In addition, the Advisor attempts to invest in companies that are selling at earnings multiples which the Advisor believes to be less than their expected long-term growth rate.

         The Fund's Advisor employs a "bottom-up" approach in its security selection process. A "bottom-up" approach emphasizes company specific factors rather than industry factors when making buy/sell decisions. As a result of this approach, the Fund's Advisor does not utilize a sector neutral strategy. The Advisor does not seek to have the Aggressive Growth Fund have representation in all economic sectors; therefore, the Aggressive Growth Fund's sector weightings may be overweighted and/or underweighted relative to its appropriate peers and/or benchmarks.

         For purposes of the foregoing, securities convertible into common stocks include convertible bonds, convertible preferred stock, options and rights. The securities purchased by the Aggressive

Growth Fund are generally traded on established U.S. markets and exchanges, although as discussed below, the Aggressive Growth Fund may invest in restricted or privately placed securities. Under normal market conditions, the Aggressive Growth Fund may also invest up to 35% of its total assets in warrants, foreign securities through sponsored ADRs, securities of other investment companies and REITs, cash and Short-Term Obligations and may engage in other investment techniques described below.

THE INTERNATIONAL EQUITY FUND

         The investment objective of the International Equity Fund is capital appreciation, primarily through a diversified portfolio of non-U.S. equity securities. Under normal market conditions, the International Equity Fund will invest substantially all, but under such conditions in no event less than 65%, of its total assets in equity securities of companies domiciled outside the United States. That portion of the Fund not invested in equity securities is, in normal circumstances, invested in U.S. and foreign government securities, high-grade commercial paper, certificates of deposit, foreign currency, bankers acceptances, cash and cash equivalents, time deposits, repurchase agreements and similar money market instruments, both foreign and domestic. The Fund may invest in convertible debt securities of foreign issuers which are convertible into equity securities at such time as a market for equity securities is established in the country involved.

         The Sub-Advisor's investment perspective for the Fund is to invest in the equity securities of non-U.S. markets and companies which the Sub-Advisor believes are undervalued based upon internal research and proprietary valuation systems. This international equity strategy reflects the Sub-Advisor's decisions concerning the relative attractiveness of asset classes, the individual international equity markets, industries across and within those markets, other common risk factors within those markets and individual international companies. The Sub-Advisor initially identifies those securities which it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues. The relative performance of foreign currencies is an important factor in the Fund's performance. The Sub-Advisor may attempt to manage the Fund's exposure to various currencies to take advantage of different yield, risk and return characteristics. The Sub-Advisor's proprietary valuation model determines which securities are potential candidates for inclusion in the Fund.

         The benchmark for the Fund is the Morgan Stanley Capital International Europe, Australasia, Far East ("EAFE") Index(R) (the "Benchmark"). The Benchmark is a market driven, broad based index which includes non-U.S. equity markets in terms of capitalization and performance. The Benchmark is designed to provide a representative total return for all major stock exchanges located outside the U.S. From time to time, the Sub-Advisor may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant international market.

         As a general matter, the Sub-Advisor will purchase for the Fund only securities contained in the underlying index relevant to the Benchmark. The Sub-Advisor will attempt to enhance the long-term risk and return performance of the Fund relative to the Benchmark by deviating from the normal Benchmark mix of country allocation and currencies in reaction to discrepancies between current market prices and fundamental values. The active management process is intended to produce a superior performance relative to the Benchmark index.

         The Fund will under normal market conditions generally purchase securities of companies domiciled in a minimum of eight countries outside the United States.

THE INTERMEDIATE TERM INCOME FUND

         The investment objectives of the Income Fund are current income with long-term growth of capital as a secondary objective. Under normal market conditions, the Income Fund will invest substantially all, but under such conditions in no event less than 65%, of its total assets in fixed income securities of all types, including variable and floating rate securities and variable amount master demand notes. A portion of the Income Fund (but under normal market conditions no more than 35% of its total assets) may be invested in securities of other investment companies, preferred stocks and, for cash management purposes, Short-Term Obligations (as described above), and the Income Fund may engage in other investment techniques described below. Fixed income securities include bonds, debentures, notes, mortgage-backed and asset-backed securities, state, municipal or industrial revenue bonds, obligations issued or supported as to principal and interest by the U.S. Government or its agencies or instrumentalities ("Government Obligations") and debt securities convertible into, or exchangeable for, common stocks. In addition, a portion of the Income Fund may from time to time be invested in participation certificates in pools of mortgages issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Income Fund may invest up to 100% of its total assets in Short-Term Obligations and cash when deemed appropriate for temporary defensive purposes as determined by its Advisor to be warranted due to current or anticipated market conditions. However, to the extent that the Income Fund is so invested, it may not achieve its investment objectives.

         Under normal market conditions, the Income Fund expects to invest primarily in Government Obligations, mortgage-backed securities and in debt obligations of United States corporations. The Income Fund also intends that, under normal market conditions, its portfolio will maintain a dollar-weighted average maturity of three to ten years.

         The Income Fund expects to invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, and other Government Obligations. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA") and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Income Fund will invest in the obligations of such agencies or instrumentalities only when its Advisor believes that the credit risk with respect thereto is minimal.

         The Income Fund also expects to invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Such obligations may be secured or unsecured promises to pay and will in most cases differ in their interest rates, maturities and times of issuance.

         The Income Fund invests only in debt securities which are rated at the time of purchase within the four highest rating groups assigned by one or more appropriate NRSROs or, if unrated, which the Fund's Advisor deems to be of comparable quality to securities so rated. Securities within the fourth highest rating group are considered by Moody's Investors Service, Inc. ("Moody's") to have some speculative characteristics, and while interest payments and principal security appears adequate for the present, such securities lack certain protective elements or may be characteristically unreliable over any great period of time. For a description of the rating symbols of the NRSROs, see the Appendix to the Statement of Additional Information.

         The Income Fund may also invest in U.S. dollar denominated international bonds for which the primary trading market is in the United States ("Yankee Bonds"), or for which the primary trading market is abroad ("Eurodollar Bonds"), and in Canadian Bonds and bonds issued by institutions organized for a specific purpose, such as the World Bank and the European Economic Community, by two or more sovereign governments ("Supranational Agency Bonds").

         Mortgage-Backed Securities. The Income Fund also invests in mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by nongovernmental entities which are rated, at the time of purchase, within the four highest bond rating categories assigned by one or more appropriate NRSROs, or, if unrated, which its Advisor deems to be of comparable quality to securities so rated. There are currently three basic types of mortgage-backed securities: (1) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA, FNMA and FHLMC; (2) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement.

         Such mortgage-backed securities may have mortgage obligations directly backing such securities, including among others, conventional thirty year fixed rate mortgage obligations, graduated payment mortgage obligations, fifteen year mortgage obligations and adjustable rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date.

         As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. In addition, prepayment rates will be used to determine a security's estimated average life and the Income Fund's dollar-weighted average portfolio maturity. Accelerated prepayments have an adverse impact on yields for pass-through securities purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligations are repaid. The opposite is true for pass-through securities purchased at a discount. The Income Fund may purchase mortgage-related securities at a premium or a discount. Reinvestment of principal payments may occur at higher or lower rates than the original yield on such securities. Due to the prepayment feature and the need to reinvest payments and prepayments of principal at current rates, mortgage-related securities can be less effective than typical bonds of similar maturities at maintaining yields during periods of declining interest rates.

         Collateralized Mortgage Obligations. The Income Fund may also acquire collateralized mortgage obligations or "CMOs" and stripped mortgage-backed securities. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively referred to as "Mortgage Assets"). Payments of principal or interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs. CMOs may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans.

         IOs and POs. Stripped mortgage-backed securities are securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. Stripped mortgage-backed securities may be issued by U.S. Government agencies or by private issuers, such as mortgage banks, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slow, the life of the PO is lengthened and the yield to maturity is reduced.

         The Income Fund may purchase stripped mortgage-backed securities for hedging purposes to protect the Income Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. If the Income Fund purchases a mortgage-related security at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. Moreover, with respect to stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Income Fund may fail to recoup fully its initial investment in these securities even if the securities are rated in the highest rating category by an NRSRO. Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. No more than 10% of the Income Fund's total assets will be invested in IOs and in POs.

         Asset-Backed Securities. Asset-backed securities are similar to mortgage-backed securities except that instead of using mortgages to collateralize the obligations, a broad range of other assets may be used as collateral, primarily automobile and credit card receivables and home equity loans. Such receivables and loans are securitized in pass-through structures similar to the mortgage pass-through or pay-through structures described above.

         Certain debt securities such as, but not limited to, mortgage-backed securities, CMOs and asset-backed securities, as well as other securities subject to prepayment of principal prior to the stated maturity date, are expected to be repaid prior to their stated maturity dates. As a result, the effective maturity of these securities is expected to be shorter than the stated maturity. For purposes of compliance with stated maturity policies and calculation of the Income Fund's dollar-weighted average maturity, the effective maturity of such securities will be used.

         Variable Amount Master Demand Notes. Variable amount master demand notes in which the Income Fund may invest are unsecured demand notes that permit the indebtedness thereunder to vary and that provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Income Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Income Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by NRSROs, the Fund's Advisor must determine them to be of comparable credit quality to commercial paper in which the Income Fund could invest. The Fund's Advisor will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining dollar-weighted average portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

THE LIMITED DURATION GOVERNMENT SECURITIES FUND

         The investment objectives of the Government Securities Fund are current income with preservation of capital as a secondary objective. Under normal market conditions, the Government Securities Fund will invest substantially all, but under such conditions in no event less than 65%, of its total assets in Government Obligations and in repurchase agreements backed by such securities. Government Obligations which the Government Securities Fund may purchase also include mortgage-backed securities, variable and floating rate securities and zero coupon securities, as described more fully above under "The Intermediate Term Income Fund." Under current market conditions, the Government Securities Fund expects to maintain an average portfolio duration of one to three years.

         A portion of the Government Securities Fund (but under normal market conditions no more than 10% of its total assets) may be invested in securities of other investment companies.

         Duration. The Government Securities Fund will attempt to limit its exposure to interest rate risk by maintaining a duration which, on a weighted average basis and under normal market conditions, will generally be less than three years. Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of "term to maturity" or "average dollar weighted maturity" as measures of "volatility" or "risk" associated with changes in interest rates. Duration incorporates a security's yield, coupon interest payments, final maturity and call features into one measure.

         Most debt obligations provide interest ("coupon") payments in addition to a final ("par") payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.

         Traditionally, a debt security's "term-to-maturity" has been used as a measure of the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term-to-maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms to maturity of each debt security held with each maturity "weighted" according to the percentage of assets that it represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

         There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Fund's Advisor will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that the Government Securities Fund will at all times achieve its targeted portfolio duration.

         The change in market value of U.S. Government fixed-income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are flat, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case). When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

         While the Government Securities Fund intends to maintain an average portfolio duration of one to three years under normal market conditions, there is no limit as to the maturity of any one security which the Government Securities Fund may purchase.

THE PENNSYLVANIA MUNICIPAL BOND FUND

         The investment objectives of the Pennsylvania Bond Fund are income which is exempt from federal income tax and Pennsylvania state income tax, although such income may be subject to the federal alternative minimum tax when received by shareholders, and preservation of capital. Under normal market conditions, at least 80% of the net assets of the Pennsylvania Bond Fund are invested in a portfolio of debt obligations consisting of bonds, notes, commercial paper and certificates of indebtedness, issued by or on behalf of the Commonwealth of Pennsylvania, or any county, political subdivision or municipality thereof (including any agency, board, authority or commission of any of the foregoing), the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and Pennsylvania income taxes (but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax) ("Pennsylvania Exempt Securities") and in debt obligations issued by the Government of Puerto Rico and such other governmental entities whose debt obligations, either by law or treaty, generate interest income which is exempt from federal and Pennsylvania state income taxes (but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax) (together, with Pennsylvania Exempt Securities, called "Exempt Securities"). In addition, under normal market conditions, at least 65% of the Fund's net assets are invested in Pennsylvania Exempt Securities. As a matter of fundamental policy, under normal market conditions, at least 80% of the net assets of the Fund are invested in securities, the interest on which is exempt from federal income tax but may be subject to the federal alternative minimum tax when received by certain Shareholders. To the extent such securities are not Pennsylvania Exempt Securities, the income therefrom may be subject to

Pennsylvania income taxes. With respect to the Fund's objective of preserving capital, its Advisor will attempt to protect principal value in a rising interest rate environment and enhance principal value in a declining interest rate environment.

         The two principal classifications of Exempt Securities which may be held by the Pennsylvania Bond Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

         The Fund may also invest in "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         The Fund invests in Exempt Securities which are rated at the time of purchase within the four highest rating groups assigned by one or more NRSROs for bonds and within the two highest rating groups for notes, tax-exempt commercial paper, or variable rate demand obligations, as the case may be. The Fund may also purchase Exempt Securities which are unrated at the time of purchase but are determined to be of comparable quality by its Advisor. The applicable Exempt Securities ratings are described in the Appendix to this Statement of Additional Information. Securities within the fourth highest rating group are considered by Moody's to have some speculative characteristics, and while interest payments and principal security appears adequate for the present, such securities lack certain protective elements or may be characteristically unreliable over any great period of time.

         The Fund expects to maintain a dollar-weighted average portfolio maturity of three to ten years. Within this range, the Fund's Advisor may vary the average maturity substantially in anticipation of a change in the interest rate environment. There is no limit as to the maturity of any individual security.

         The Fund may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of its Advisor, suitable Exempt Securities are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested. Uninvested cash reserves will not earn income.

         Other Investments. Under normal market conditions, at least 80% of the net assets of the Fund will be invested in Exempt Securities. However, up to 20% of the net assets of the Fund may be invested in municipal obligations of other states, and any political subdivision, county or municipality thereof, which are not Exempt Securities and in taxable obligations if, for example, suitable Exempt Securities are unavailable or for cash management purposes. In addition, the Fund may invest up to 100% of its assets in such securities when deemed appropriate for temporary defensive purposes as determined by the Fund's Advisor to be warranted due to market conditions. Such taxable obligations consist of Government Obligations and Short-Term Obligations (as described above). Under such circumstances and during the period of such investment, the Fund may not achieve its stated investment objectives.

         The Fund has no limit to the extent that it may invest its net assets in Exempt Securities, the interest income from which may be treated as a preference item for purposes of the federal alternative minimum tax. To the extent the Fund invests in these securities, individual Shareholders, depending on their own tax status, may be subject to alternative minimum tax on that part of the Fund's distributions derived from these bonds.

         Opinions relating to the validity of Exempt Securities and to the exemption of interest thereon from federal and Pennsylvania state income taxes are normally rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor the Advisor will review the proceedings relating to the issuance of Exempt Securities or the basis for such opinions.

         Floating and Variable Rate Securities and Zero Coupon Securities. Exempt Securities purchased by the Fund may include rated and unrated variable and floating rate obligations the interest on which is tax-exempt. The Fund may also invest in zero coupon securities. Such securities are more fully described below under "Risk Factors and Investment Techniques."

         The Fund may also purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Use of letters of credit or other credit support arrangements will not adversely affect the tax-exempt status of these obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Exempt Securities. The Fund's Advisor will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations in the Fund's portfolio.

         Participation Interests. The Fund may purchase from financial institutions participation interests in Exempt Securities (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Fund an undivided interest in the Exempt Security in the proportion that the Fund's participation interest bears to the total principal amount of the Exempt Security. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Board of Trustees has determined meets the prescribed quality standards for banks in whose securities the Fund may invest, or the payment obligation otherwise will be collateralized by Government Obligations. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the Exempt Security, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the Exempt Security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

         Custodial Receipts. The Fund may purchase custodial receipts representing the right to receive certain future principal and interest payments on Exempt Securities which underlie the custodial receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of Exempt Securities deposits such obligations with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Exempt Securities. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted, and ownership changes, based on an auction mechanism. This class' interest rate generally is expected to be below the coupon rate of the underlying Exempt Securities and generally is at a level comparable to that of an Exempt Security of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, but in this case inversely to changes in the rate of interest of the first class. If the interest rate on the first class exceeds the coupon rate of the underlying Exempt Securities, its interest rate will exceed the rate paid on the second class. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Exempt Securities. The value of the second class and similar securities should be expected to fluctuate more than the value of an Exempt Security of comparable quality and maturity and their purchase by the Fund should increase the volatility of its net asset value and, thus, its price per share. These custodial receipts are sold in private placements. The Fund also may purchase directly from issuers, and not in a private placement, Exempt Securities having characteristics similar to custodial receipts. These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or a floor.

         The Fund may use one or more of the investment techniques described below. Use of such techniques may cause the Fund to earn income which would be taxable to its Shareholders.

THE LIFESTYLE FUNDS

         The investment objective of the Lifestyle Conservative Growth Fund is capital appreciation and income. The investment objective of the Lifestyle Moderate Growth Fund is capital appreciation and, secondarily, income. The investment objective of the Lifestyle Growth Fund is capital appreciation. Each Lifestyle Fund is a fund-of-funds that seeks to achieve its objective by investing in Underlying Funds. The table below illustrates the initial underlying Fund allocation and ranges for each Lifestyle Fund:

                  RANGES (PERCENTAGE OF EACH FUND'S NET ASSETS)

                  NAME OF FUND                                  RANGE
                  ------------                                  -----

LIFESTYLE CONSERVATIVE GROWTH FUND
----------------------------------

Prime Money Market Fund                                         0 - 30%
Treasury Money Market Fund

Government Securities Fund                                     30 - 60%
Income Fund

Established Growth Fund
Aggressive Growth Fund
International Equity Fund                                      10 - 40%

LIFESTYLE MODERATE GROWTH FUND
------------------------------

Money Market Fund
Treasury Money Market Fund                                      0 - 20%

Government Securities Fund
Income Fund                                                    20 - 50%

Established Growth Fund
Aggressive Growth Fund
International Equity Fund                                      30 - 60%

LIFESTYLE GROWTH FUND
---------------------

Prime Money Market Fund
Treasury Money Market Fund                                     0 - 10%

Government Securities Fund
Income Fund                                                    10 - 40%

Established Growth Fund
Aggressive Growth Fund
International Equity Fund                                      50 - 80%


         The allocation of each Lifestyle Fund's assets among the Underlying Funds will initially be made by the Fund's Advisor within the percentage ranges set forth in the table above. However, the particular Underlying Fund in which each Lifestyle Fund may invest, the allocation ranges, and the investments in each Underlying Fund may be changed from time to time without shareholder approval. The Advisor will make allocation decisions according to its outlook for the economy, financial markets, and relative market valuation of the Underlying Funds.

         Each Lifestyle Fund's net asset value will fluctuate with changes in the value of the Underlying Funds in which they invest. Each Lifestyle Fund's investment return is diversified by its investment in the Underlying Funds.

         To the extent a Lifestyle Fund or the Underlying Funds are engaged in a temporary defensive position, they will not be pursuing their investment objective.

         The investments of the Lifestyle Funds are concentrated in the Underlying Funds, so each Lifestyle Fund's performance is directly related to the performance of the Underlying Funds.

         Each Lifestyle Fund may invest in the Prime Money Market and Treasury Money Market Funds. Both the Prime Money Market and Treasury Money Market Funds each seek current income with liquidity and stability of principal. The Prime Money Market Fund and the Treasury Money Market Fund seek to maintain a constant net asset value of $1.00 per share for purchases and redemptions, but there can be no assurance that either will be able to do so.

Other Investment Policies and Risk Considerations

         The investment policies described in the Prospectuses and this Statement of Additional Information are among those which one or more of the Funds have the ability to utilize. Some of these policies may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular policy, method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

         Equities. Equity securities such as those in which the Established Growth Fund, Aggressive Growth Fund and International Equity Fund may invest are more volatile and carry more risks than some other forms of investment, including investments in high grade fixed income securities. Therefore, each Fund is subject to stock market risk, e.g., the possibility that stock prices in general will decline over short or even extended periods of time.

         Growth-Oriented Companies. The Aggressive Growth Fund is intended for investors who have a long-term investment time horizon and who can accept the higher risks involved in seeking potentially higher capital appreciation through investments in growth oriented companies. A growth oriented company typically invests most of its net income in its enterprise and does not pay out much, if any, in dividends. Accordingly, the Aggressive Growth Fund does not anticipate any significant distributions to Shareholders from net investment income, and potential investors should be in a financial position to forego current income from their investment in the Aggressive Growth Fund. In addition, smaller capitalized companies generally have limited product lines, markets and financial resources and are dependent upon a limited management group. The securities of less seasoned companies and/or smaller capitalized companies may have limited marketability, which may affect or limit their liquidity and therefore the ability of the Aggressive Growth Fund to sell such securities at the time and price the Advisor deems advisable. In addition, such securities may be subject to more abrupt or erratic market movements over time than securities of more seasoned and/or larger capitalized companies or the market as a whole.

         Bonds. Since the Income Fund, Government Securities Fund and Pennsylvania Bond Fund each invests in bonds, investors in such a Fund are exposed to bond market risk, I.E., fluctuations in the market value of bonds. Bond prices are influenced primarily by changes in the level of interest rates. When interest rates rise, the prices of bonds generally fall; conversely, when interest rates fall, bond prices generally rise although certain types of bonds are subject to the risks of prepayment as described above when interest rates fall. The values of debt securities also may be affected by change in the credit rating or financial condition of the issuing entities. While bonds normally fluctuate less in price than stocks, there have been in the recent past extended periods of cyclical increases in interest rates that have caused significant declines in bond prices and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate term securities (which generally have less market risk and less fluctuation in market value) into longer term securities (the prices of which generally are more volatile).

         Depending upon the prevailing market conditions, the Funds' Advisor may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions, the Funds' Advisor or Sub-Advisor, as the case may be, will consider many factors other than current yield, including the preservation of capital, maturity, and yield to maturity.

         Net Asset Value. Each Fund's net asset value generally will not be stable and should fluctuate based upon changes in the value of such Fund's portfolio securities. Depending upon the performance of each Funds' investments, the net asset value per share of a Fund may decrease instead of increase. Each of the Prime Money Market and Treasury Money Market Funds will attempt to maintain a stable net asset value of $1.00 per share.

         The Advisor and Sub-Advisor manage the Funds generally without regard to restrictions on portfolio turnover. Especially with respect to the Income Fund and the Government Securities Fund, the Advisor intends to manage actively those Funds' portfolios, which may result in high portfolio turnover rates. For more information regarding the effects of high portfolio turnover see "Portfolio Turnover" below.

         Derivatives. The Income Fund, Government Securities Fund, Pennsylvania Bond Fund, Prime Money Market Fund and Treasury Money Market Fund may invest in any one or more of the following securities: certain variable or floating rate securities, and, as described below, the Income Fund and the Government Securities Fund may invest in mortgage-backed securities, and the Established Growth Fund, Aggressive Growth Fund, International Equity Fund, the Income Fund and the Pennsylvania Bond Fund may invest in put and call options and futures. Such instruments are considered to be "derivatives." A derivative is generally defined as an instrument whose value is based upon, or derived from, some underlying index, reference rate (e.g., interest rates), security, commodity or other asset. Certain derivatives that may be purchased by a Fund, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. The Established Growth Fund, Aggressive Growth Fund, International Equity Fund, Income Fund and the Government Securities Fund each will not invest more than 20% of its total assets in any such derivatives at any one time, except that there is no limitation on the amount of a Fund's total assets which may be invested in variable or floating rate obligations. There is no limit on the amount of the Pennsylvania Bond Fund's assets that may be invested in derivatives.

         Securities Lending. In order to generate additional income, each Fund may, from time to time, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by the Fund's Advisor, or Sub-Advisor. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest received on such securities. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan and exercise the right to vote if that is considered important with respect to the investment. In the event the borrower would default in its obligations, a Fund bears the risk of delay in recovery of the portfolio securities and the loss of rights in the collateral. A Fund will enter into loan agreements only with broker-dealers, banks, or other institutions that the Fund's Advisor or Sub-Advisor, as the case may be, has determined are creditworthy under guidelines established by the Trust's Board of Trustees. No Fund will lend more than 33% of the total value of its portfolio securities at any one time.

         Convertible Securities. The Established Growth Fund, Aggressive Growth Fund, International Equity Fund and Income Fund each may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege) and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

         Writing Covered Call and Put Options. The Established Growth Fund, Aggressive Growth Fund, International Equity Fund, Income Fund and Pennsylvania Bond Fund may write covered call and put options on securities, or futures contracts regarding securities, in which such Fund may invest, in an effort to realize additional income. A put option gives the purchaser the right to sell, and a writer has the obligation to purchase, the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. A call option gives the purchaser of the option the right to buy, and a writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Such options will be listed on national securities or futures exchanges. Each Fund may write covered call options as a means of seeking to enhance its income through the receipt of premiums in instances in which the Fund's Advisor or Sub-Advisor, as the case may be, determines that the underlying securities or futures contracts are not likely to increase in value above the exercise price. Each Fund also may seek to earn additional income through the receipt of premiums by writing put options. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option; by writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security at a price in excess of its then current market value.

         Each of the Established Growth Fund, Aggressive Growth Fund, International Equity Fund, Income Fund and Pennsylvania Bond Fund, as part of its option transactions, also may write index put and call options. Through the writing of index options a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

         When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by that Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the mean between bid and asked price. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss. The Established Growth Fund, Aggressive Growth Fund, International Equity Fund, Income Fund and Pennsylvania Bond Fund will each limit its writing of options such that at no time will more than 25% of its total assets be subject to such options transactions.

         Purchasing Options. The Established Growth Fund, Aggressive Growth Fund, International Equity Fund, Income Fund and Pennsylvania Bond Fund may each purchase put and call options written by third parties covering indices and those types of financial instruments or securities in which the Fund may invest to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices for such instruments. The purchase of a put option is intended to protect the value of a Fund's holdings in a falling market while the purchase of a call option is intended to protect the value of a Fund's positions in a rising market. Put and call options purchased by a Fund will be valued at the last sale price, or in the absence of such a price, at the mean between bid and asked price. Such options will be listed on national securities or futures exchanges.

         In purchasing a call option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security, index or futures contract increased by an amount in excess of the premium paid for the call option. It would realize a loss if the price of the underlying security, index or futures contract declined or remained the same or did not increase during the period by more than the amount of the premium. By purchasing a put option, the Fund would be in a position to realize a gain if, during the option period, the price of the security, index or futures contract declined by an amount in excess of the premium paid. It would realize a loss if the price of the security, index or futures contract increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to the Fund.

         Puts. The Pennsylvania Bond Fund also may require "puts" with respect to Exempt Securities held in its portfolio. The Pennsylvania Bond Fund may sell, transfer, or assign a put in conjunction with the sale, transfer, or assignment of the underlying security or securities.

         The amount payable to the Pennsylvania Bond Fund upon its exercise of a "put" is normally (i) the Fund's acquisition cost of the Exempt Securities (excluding any accrued interest which the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

         Puts may be acquired by the Pennsylvania Bond Fund to facilitate the liquidity of its portfolio assets. Puts may also be used to facilitate the reinvestment of the Fund's assets at a rate of return more favorable than that of the underlying security. Puts may, under certain circumstances, also be used to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities.

         The Pennsylvania Bond Fund expects that it will generally acquire this type of put only where the put is available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for such puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

         The Pennsylvania Bond Fund intends to enter into such puts only with dealers, banks, and broker-dealers which, in its Advisor's or Sub-Advisor's opinion, present minimal credit risks.

         Futures Contracts. The Established Growth Fund, Aggressive Growth Fund, International Equity Fund, Income Fund and Pennsylvania Bond Fund may each purchase or sell contracts for the future delivery of the specific financial instruments or securities in which that Fund may invest, and indices based upon the types of securities in which that Fund may invest (collectively, "Futures Contracts"). Each such Fund may use this investment technique as a substitute for a comparable market position in the underlying securities or to hedge against anticipated future changes in market prices, which otherwise might adversely affect either the value of such Fund's securities or the prices of securities which such Fund intends to purchase at a later date. In addition, the Income Fund and the Pennsylvania Bond Fund may purchase or sell futures contracts to hedge against changes in market interest rates which may result in the premature call at par value of certain securities which that Fund has purchased at a premium.

         To the extent a Fund is engaging in a futures transaction as a hedging device, because of the risk of an imperfect correlation between securities in the Fund's portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective if, for example, losses on the portfolio securities exceed gains on the futures contract or losses on the futures contract exceed gains on the portfolio securities. For futures contracts based on indices, the risk of imperfect correlation increases as the composition of a Fund's portfolio varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the future contract has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect a Fund's net investment results if the market does not move as anticipated when the hedge is established.

         Successful use of futures by a Fund also is subject to the Fund's Advisor's or Sub-Advisor's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting the value of securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

         Call options sold by a Fund with respect to futures contracts will be covered by, among other things, entering into a long position in the same contract at a price no higher than the strike price of the call option, or by ownership of the instruments underlying, or instruments the prices of which are expected to move relatively consistently with the instruments underlying, the futures contract. Put options sold by a Fund with respect to futures contracts will be covered when, among other things, cash or liquid securities are placed in a segregated account to fulfill the obligation undertaken.

         The Established Growth Fund, Aggressive Growth Fund, International Equity Fund, Income Fund and Pennsylvania Bond Fund may each utilize various index futures to protect against changes in the market value of the securities in its portfolio or which it intends to acquire. Securities index futures contracts are based on an index of various types of securities, e.g., stocks or long-term corporate bonds. The index assigns relative values to the securities included in an index, and fluctuates with changes in the market value of such securities. The contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash based upon the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. The acquisition or sale of an index futures contract enables a Fund to protect its assets from fluctuations in prices of certain securities without actually buying or selling such securities.

         In general, the value of futures contracts sold by a Fund to offset declines in its portfolio securities will not exceed the total market value of the portfolio securities to be hedged, and futures contracts purchased by a Fund will be covered by a segregated account consisting of cash or liquid securities in an amount equal to the total market value of such futures contracts, less the initial margin deposited therefor.

         When buying futures contracts and when writing put options, a Fund will be required to segregate in a separate account cash and/or liquid securities in an amount sufficient to meet its obligations. When writing call options, a Fund will be required to own the financial instrument or futures contract underlying the option or segregate cash and/or liquid securities in an amount sufficient to meet its obligations under written calls.

         Interest Rate Swaps. The International Equity Fund may engage in interest rate swaps in order to attempt to protect its investments from interest rate fluctuations. The International Equity Fund intends to use interest rate swaps as a hedge and not as a speculative investment. Interest rate swaps involve the exchange of the International Equity Fund with another party of their respective rights to receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the International Equity Fund holds an interest paying security whose interest rate is reset once a year, it may swap the right to receive at a rate that is reset daily. Such a swap position would offset changes in the value of the underlying security because of subsequent changes in interest rates. This would protect the International Equity Fund from a decline in the value of the underlying security due to rising rates, but would also limit its ability to benefit from falling interest rates.

         The International Equity Fund will enter into interest rate swaps only on a net basis (i.e., the two payments streams will be netted out, with the International Equity Fund receiving or paying as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the International Equity Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid high grade debt securities having an aggregate net asset value at least equal to the accrued excess, will be maintained in a segregated account by the International Equity Fund's custodian bank.

         The use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If the Sub-Advisor is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the International Equity Fund will be less favorable than it would have been if this investment technique were never used. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Thus, if the other party to an interest rate swap defaults, the International Equity Fund's risk of loss consists of the net amount of interest payments that the International Equity Fund is contractually entitled to receive.

         Zero Coupon Securities. The Income Fund, Government Securities Fund and Pennsylvania Bond Fund may each invest in zero coupon securities which are debt securities issued or sold at a discount from their face value which do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date). The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The market prices of zero coupon securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit qualities. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, a Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

         Short Sales. The Income Fund, Government Securities Fund and Pennsylvania Bond Fund may from time to time sell securities short. Short sales are effected when the Fund's Advisor believes that the price of a particular security will decline, and involve the sale of a security which a Fund does not own in the hope of purchasing the same security at a later date at a lower price. When a Fund sells a security short, it will borrow the same security from a broker or other institution to complete the sale. A Fund may make a profit or incur a loss depending upon whether the market price of the security sold short decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. An increase in the value of a security sold short by a Fund over the price at which it was sold short will result in a loss to that Fund, and there can be no assurance that a Fund will be able to close out the position at any particular time or at an acceptable price.

         All short sales must be fully collateralized, and the Income Fund, Government Securities Fund and Pennsylvania Bond Fund will not sell securities short if, immediately after and as a result of the sale, the value of all securities sold short by that Fund exceeds 25% of its total assets.

         Foreign Investments. Investments in foreign securities (including Yankee Bonds, Eurodollar Bonds and Supranational Bonds for the Established Growth Fund, Aggressive Growth Fund, International Equity Fund and Income Fund and including ECDs, ETDs, CTDs, Yankee CDs, CCP and Europaper for the Prime Money Market Fund) may subject these Funds to investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other investment income, possible seizure, nationalization, or expropriation of foreign deposits or investments, the possible establishment of exchange controls or taxation at the source, less stringent disclosure requirements, less liquid or developed securities markets or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal, interest or dividends on such securities or the purchase or sale thereof. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. The Income Fund will acquire securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers only when the Fund's Advisor or Sub-Advisor, as the case may be, believes that the risks associated with such instruments are minimal.

         Investments in foreign securities will usually involve currencies of foreign countries, and the value of the assets of a Fund that may invest in foreign securities as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies.

         The normal currency allocation of the International Equity Fund is identical to the currency mix of the Benchmark. The International Equity Fund expects to maintain this normal currency exposure when global currency markets are fairly priced relative to each other and relative to associated risks. The International Equity Fund may actively deviate from such normal currency allocations to take advantage of or to seek to protect the International Equity Fund from risk and return characteristics of the currencies and short-term interest rates when those prices deviate significantly from fundamental value. Deviations from the Benchmark are determined by the Sub-Advisor based upon its research.

         To manage exposure to currency fluctuations, the International Equity Fund may alter equity or money market exposures (in its normal asset allocation mix as previously identified), enter into forward currency exchange contracts, buy or sell options, futures or options on futures relating to foreign currencies and may purchase securities indexed to currency baskets. The International Equity Fund will also use these currency exchange techniques in the normal course of business to hedge against adverse changes in exchange rates in connection with purchases and sales of securities. Some of these strategies may require the International Equity Fund to set aside liquid assets in a segregated custodial account to cover its obligations. These techniques are further described below.

         The International Equity Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., "forward foreign currency" contract or "forward" contract). A forward contact involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. The International Equity Fund will convert currency on a spot basis from time to time and investors should be aware of the potential costs of currency conversion.

         When the Sub-Advisor believes that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, the Fund may enter into a currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the International Equity Fund's securities denominated in such foreign currency.

         At the maturity of a forward contract, the International Equity Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by repurchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The International Equity Fund may realize a gain or loss from currency transactions.

         The International Equity Fund also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the Fund's exposure to changes in currency exchange rates. Call options on foreign currency written by the International Equity Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by the International Equity Fund, the Fund will establish a segregated account with its custodian bank consisting of cash, U.S. government securities or other high-grade liquid debt securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.

         Interest Rate Futures Contracts and Options on Interest Rate Futures Contracts. The Income Fund and the Pennsylvania Bond Fund may purchase and sell interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position or to hedge against adverse movements in interest rates.

         To the extent such Fund has invested in interest rate futures contracts or options on interest rate futures contracts as a substitute for a comparable market position, the Fund will be subject to the investment risks of having purchased the securities underlying the contract.

         The Income Fund and the Pennsylvania Bond Fund may each also purchase call options on interest rate futures contracts to hedge against a decline in interest rates and may purchase put options on interest rate futures contracts to hedge its portfolio securities against the risk of rising interest rates.


         If a Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of securities held in that Fund's portfolio and rates decrease instead, such Fund will lose part or all of the benefit of the increased value of the securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates.

         The Income Fund and the Pennsylvania Bond Fund may sell call options on interest rate futures contracts to partially hedge against declining prices of its portfolio securities. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Fund's portfolio holdings. A Fund may sell put options on interest rate futures contracts to hedge against increasing prices of the securities which are deliverable upon exercise of the futures contracts. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option sold by a Fund is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of its portfolio securities.

         The Income Fund and the Pennsylvania Bond Fund also may each sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or that there will be a correlation between price movements in the options on interest rate futures and price movements in that Fund's portfolio securities which are the subject of the hedge. In addition, a Fund's purchase of such options will be based upon predictions as to anticipated interest rate trends, which could prove to be inaccurate.

         In general, the value of futures contracts sold by a Fund to offset declines in its portfolio securities will not exceed the total market value of the portfolio securities to be hedged, and futures contracts purchased by a Fund will be covered by a segregated account consisting of cash or liquid securities in an amount equal to the total market value of such futures contracts, less the initial margin deposited therefor.

         When buying futures contracts and when writing put options, a Fund will be required to segregate in a separate account cash and/or liquid securities in an amount sufficient to meet its obligations. When writing call options, a Fund will be required to own the financial instrument or futures contract underlying the option or segregate cash and/or liquid securities in an amount sufficient to meet its obligations under written calls.

         The following risks apply to the Pennsylvania Bond Fund.

         Risks of Non-Diversification. Potential Shareholders should consider the fact that the Pennsylvania Bond Fund's portfolio consists primarily of securities issued by the Commonwealth of Pennsylvania (the "Commonwealth"), its municipalities and authorities and should realize that the Pennsylvania Bond Fund's performance is closely tied to general economic conditions within the Commonwealth as a whole and to economic conditions within particular industries and geographic areas located within the Commonwealth.

         Although the General Fund of the Commonwealth (the principal operating fund of the Commonwealth) experienced deficits in fiscal years 1990 and 1991, tax increases and spending decreases have resulted in surpluses the last several years; as of June 30, 1999, the General Fund had a surplus of $2,863.4 million.

         Pennsylvania's economy historically has been dependent upon heavy industry, but has diversified recently into various services, particularly into medical and health services, education and financial services. Agricultural industries continue to be an important part of the economy, including not only the production of diversified food and livestock products, but substantial economic activity in agribusiness and food-related industries. Service industries currently employ the greatest share of nonagricultural workers, followed by the categories of trade and manufacturing. Future economic difficulties in any of these industries could have an adverse impact on the finances of the Commonwealth or its municipalities, and could adversely affect the market value of the Pennsylvania Exempt Securities in the Pennsylvania Bond Fund or the ability of the respective obligors to make payments of interest and principal due on such Securities.

         Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations, including, as of October 13, 2000, suits relating to the following matters: (i) In February 1999, a taxpayer filed a petition for review in the Pennsylvania Commonwealth Court asking the court to declare that Chapter 5 (relating to Sports Facilities Financing) of the Capital Facilities Debt Enabling Act violates the Pennsylvania Constitution. The Commonwealth Court dismissed the action with prejudice, and the Supreme Court of Pennsylvania affirmed the Commonwealth Court's decision. The petitioner has filed a petition for a writ of certiorari with the United State Supreme Court. (ii) In 1987, the Pennsylvania Supreme Court held the statutory scheme for county funding of the judicial system to be in conflict with the Pennsylvania Constitution, but it stayed its judgment to permit enactment by the legislature of funding legislation consistent with the opinion. The Court appointed a special master to submit a plan for implementation, and the special master recommended a four-phase transition to state funding of a unified judicial system, during each of which specified court employees would transfer into the state payroll system. Phase 1, involving the transfer of approximately 165 county-level court administrators, was implemented in legislation enacted in 1999. The remainder of the recommendation for later phases remains pending before the Supreme Court of Pennsylvania. (iii) In March 1998, certain Philadelphia residents, the School District of Philadelphia and others brought suit in the United States District Court for the Eastern District of Pennsylvania against the Governor, the Secretary of Education and others alleging that the defendants were violating a regulation of the U.S. Department of Education promulgated under Title VI of the Civil Rights Act of 1964 and certain other provisions in that the Commonwealth's system for funding public schools has the effect of discriminating on the basis of race. The district court dismissed the complaint, but in August 1999 the Third Circuit Court of Appeals reversed and remanded for further proceedings. On June 23, 2000, by agreement of the parties, the district court stayed all proceedings and placed the case in civil suspense until approximately June 8, 2001. (vi) PPG Industries has challenged the constitutionality of the manufacturing exemption from the capital stock/franchise tax insofar as it limits the exemption for headquarters property and payroll only to headquarters property and payroll attributable to manufacturing in Pennsylvania. On appeal, the Pennsylvania Supreme Court held that this limitation discriminates against interstate commerce, and it remanded the case to Commonwealth Court for a determination whether the tax is a "compensatory tax" justifying the discrimination or, failing that, a recommendation for a remedy. In November 1999, the Commonwealth Court recommended that (1) for the duration of the contested period, the limitation be invalidated and (2) prospectively, the manufacturing exemption be invalidated in its entirety, leaving to the Pennsylvania legislature the task of amending the statute to restore any exemption it chooses to adopt in a constitutional manner. The legislature subsequently amended the state tax law to provide that for the years 1999 and 2000 the manufacturing exemption will apply to both in-state and out-of-state property and payroll. The Pennsylvania Supreme Court is considering the Commonwealth Court's recommendation and the position of the parties. (v) Unisys Corporation has challenged the three-factor apportionment formula used for the apportionment of capital stock value in the Pennsylvania franchise tax. In a decision issued in March 1999, the Commonwealth Court held for the taxpayer on statutory grounds, but denied its constitutional claims. Both the Commonwealth and the taxpayer appealed to the Pennsylvania Supreme Court. Briefs were filed during 1999. Recently, the Supreme Court ordered the filing of supplemental briefs and scheduled oral argument for the week of December 4, 2000.

         Although there can be no assurance that such conditions will continue, the Commonwealth's General Obligation Bonds are currently rated AA by Standard & Poor's Corporation ("S&P") and Aa3 by Moody's, and Philadelphia's General Obligation Bonds are currently rated BBB and BBB respectively by S&P and Baa2 and Baa1 respectively by Moody's.

         The City of Philadelphia (the "City") experienced a series of General Fund deficits for fiscal years 1988 through 1992 and, while its general financial situation has improved, the City is still seeking a long-term solution for its economic difficulties. The audited balance of the City's General Fund as of June 30, 1998 was a surplus of $169.2 million up from a surplus of approximately $128.8 million as of June 30, 1997.

         In recent years an authority of the Commonwealth, the Pennsylvania Intergovernmental Cooperation Authority ("PICA"), has issued approximately $1.76 billion of Special Revenue Bonds on behalf of the City to cover budget shortfalls, to eliminate projected deficits and to fund capital spending. As one of the conditions of issuing bonds on behalf of the City, PICA exercises oversight of the City's finances. The City is currently operating under a five year plan approved by PICA in 2000. PICA's power to issue further bonds to finance capital projects expired on December 31, 1994. PICA's authority to issue bonds to finance cash flow deficits expired December 31, 1996, but its authority to refund outstanding debt is unrestricted. PICA had approximately $959 million in special revenue bonds outstanding as of June 30, 2000.

         The Pennsylvania Bond Fund's classification as "non-diversified" means that the proportion of the Pennsylvania Bond Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. However, the Pennsylvania Bond Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which requires the Pennsylvania Bond Fund generally to invest as of the end of each fiscal quarter, with respect to 50% of its total assets, not more than 5% of such assets in the obligations of a single issuer; as to the remaining 50% of its total assets, the Pennsylvania Bond Fund is not so restricted. In no event, however, may the Pennsylvania Bond Fund invest more than 25% of its total assets in the obligations of any one issuer as of the end of each fiscal quarter. Since a relatively high percentage of the Pennsylvania Bond Fund's assets may be invested in the obligations of a limited number of issuers, some of which may be within the same economic sector, the Pennsylvania Bond Fund's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.

         Municipal Lease Obligations. Certain municipal lease/purchase obligations in which the Pennsylvania Bond Fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, the Advisor will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.

         The following risk applies to the Lifestyle Funds.

         Affiliated Persons. In managing the Funds, the Advisor will have the authority to select and substitute Underlying Funds. The Advisor is subject to conflicts of interest in allocating Fund assets among the various Underlying Funds both because the fees payable to it and/or its affiliates by some Underlying Funds are higher than the fees payable by other Underlying Funds and because the Advisor and its affiliates are also responsible for managing the Underlying Funds. The Trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Funds and the Underlying Funds.

         BANK OBLIGATIONS. Each Fund, other than the Treasury Money Market Fund and the Government Securities Fund, may invest in bank obligations such as bankers' acceptances, certificates of deposit, and demand and time deposits.

         Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances invested in by the Funds will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

         Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and demand and time deposits will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

         The Prime Money Market Fund, Established Growth Fund, Aggressive Growth Fund, International Equity Fund, and the Income Fund may also invest in ECDs, Yankee CDs, ETDs, and Canadian Time Deposits, which are basically the same as ETDs except they are issued by Canadian offices of major Canadian banks.

         COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

         The Funds, other than the Treasury Money Market Fund and the Government Securities Fund, will purchase commercial paper consisting of issues rated at the time of purchase by one or more NRSROs in one of the two highest rating categories for short-term debt obligations. Each such Fund may also invest in commercial paper that is not rated but that is determined by their Advisor or Sub-Advisor, as the case may be, to be of comparable quality to instruments that are so rated by an NRSRO. For a description of the rating symbols of the NRSROs, see the Appendix. The Prime Money Market Fund may also invest, subject to the foregoing quality criteria, in CCP.

         VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes in which the Prime Money Market Fund, the Income Fund, the Government Securities Fund and the Pennsylvania Bond Fund may invest are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time within 30 days. While such notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial and other business concerns), must satisfy, for purchase by a Fund, the same criteria as set forth above for commercial paper. The Advisor will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a long-term variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.

         U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, although the Treasury Money Market Fund currently expects to invest only in those obligations which are backed by the full faith and credit of the U.S. Government. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

         Each Fund may also invest in the following types of U.S. Treasury securities: direct obligations issued by the U.S. Treasury including bills, notes and bonds which differ from each other only in interest rates, maturities and times of issuance; U.S. Treasury securities that have been stripped of their unmatured interest coupons (which typically provide for interest payments semi-annually); interest coupons that have been stripped from such U.S. Treasury securities; receipts and certificates for such stripped debt obligations and stripped coupons (collectively, "Stripped Treasury Securities"); and in repurchase agreements collateralized by such securities. Stripped Treasury Securities will include (1) coupons that have been stripped from U.S. Treasury bonds, which may be held through the Federal Reserve Bank's book-entry system called "Separate Trading of Registered Interest and Principal of Securities" ("STRIPS") or through a program entitled "Coupon Under Book-Entry Safekeeping" ("CUBES").

         Treasury bills have maturities of one year or less; Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of greater than ten years. Stripped Treasury Securities are sold at a deep discount because the buyer of those securities receives only the right to receive a future fixed payment (representing principal or interest) on the security and does not receive any rights to periodic interest payments on the security.

         EXEMPT SECURITIES. The assets of the Pennsylvania Bond Fund will be primarily invested in Exempt Securities. Exempt Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Exempt Securities, only if the interest paid thereon is exempt from both Pennsylvania income taxes and federal taxes, although such interest may be treated as a preference item for purposes of the federal alternative minimum tax.

         Among other types of Exempt Securities, the Pennsylvania Bond Fund may purchase short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Pennsylvania Bond Fund may invest in other types of tax-exempt instruments, such as municipal bonds, private activity bonds, and pollution control bonds.

         Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

         The two principal classifications of Exempt Securities consist of "general obligation" and "revenue" issues. The Pennsylvania Bond Fund may also acquire "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of Exempt Securities, both within a particular classification and between classifications, and the yields on Exempt Securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinions of an NRSRO as to the quality of Exempt Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Exempt Securities with the same maturity, interest rate and rating may have different yields, while Exempt Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of Exempt Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. The Advisor will consider such an event in determining whether the Pennsylvania Bond Fund should continue to hold the obligation.

         An issuer's obligations under its Exempt Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Exempt Securities may be materially adversely affected by litigation or other conditions.

         The Pennsylvania Bond Fund may also invest in municipal lease obligations or installment purchase contract obligations. Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Exempt Securities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is based by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The staff of the Commission currently considers certain lease obligations to be illiquid. Determination as to the liquidity of such securities is made by the Advisor. The Pennsylvania Bond Fund will not invest more than 15% of the value of its net assets in lease obligations that are illiquid and in other illiquid securities.

         VARIABLE AND FLOATING RATE SECURITIES. The Prime Money Market Fund, U.S. Treasury Fund, Income Fund, Government Securities Fund and Pennsylvania Bond Fund may acquire variable and floating rate securities, subject to such Fund's investment objectives, policies and restrictions. A variable rate security is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value or amortized cost, as the case may be. A floating rate security is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value or amortized cost, as the case may be. Such securities, that are not obligations of the U.S. Government or its agencies or instrumentalities, are frequently not rated by NRSROs, however, unrated variable and floating rate securities purchased by a Fund will be determined by the Advisor to be of comparable quality at the time of purchase to rated instruments eligible for purchase under that Fund's investment policies. In making such determinations, the Advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such securities (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate security purchased by a Fund, the Fund may resell the security at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate security in the event the issuer of the security defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. To the extent that there exists no readily available market for such security and the Fund is not entitled to receive the principal amount of a security within seven days, such a security will be treated as an illiquid security for purposes of calculation of that Fund's limitation on investments in illiquid securities, as set forth in its investment restrictions. Variable or floating rate securities may be secured by bank letters of credit.

         With respect to the Prime Money Market and U.S. Treasury Funds, in the event the interest rate of a variable or floating rate obligation is established by reference to an index or an interest rate that may from time to time lag behind other market interest rates, there is the risk that the market value of such obligation, on readjustment of its interest rate, will not approximate its amortized cost which could adversely affect such Fund's ability to maintain a stable net asset value. In such an instance, the Advisor will seek to sell such security to the extent it can do so in an orderly fashion given current market conditions.

         To the extent that the Prime Money Market Fund or U.S. Treasury Fund holds a security for which it is not entitled to receive the principal amount within seven days of demand and for which no readily available market exists, such a security will be treated as an illiquid security for purposes of calculation of the 10% limitation on such securities as set forth under Restricted Securities.

         In the event the interest rate of a variable or floating rate obligation is established by reference to an index or an interest rate that may from time to time lag behind other market interest rates, there is the risk that the market value of such obligation, on readjustment of its interest rate, will not approximate its par value.

         Variable and floating rate obligations for which no readily available market exists and which are not subject to a demand feature that will permit the Income, Government Securities and Pennsylvania Bond Funds to receive payment of the principal within seven days after demand by that Fund, will be considered illiquid and therefore, together with other illiquid securities held by such Fund, will not exceed 15% of such Fund's net assets.

         Variable or floating rate securities invested in by the Prime Money Market Fund and the Treasury Money Market Fund may have maturities of more than 397 days, to the extent permitted under SEC regulations.

         RESTRICTED SECURITIES. Securities in which the Prime Money Market Fund, the Treasury Fund, the Aggressive Growth Fund, the International Equity Fund and the Income Fund may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), such as securities issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the Federal securities laws, and generally are sold to institutional investors such as a Fund who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such Section 4(2) securities, thus providing liquidity. Any such restricted securities will be considered to be illiquid for purposes of a Fund's limitations on investments in illiquid securities unless the Advisor or Sub-Advisor has determined such securities to be liquid.

         Pursuant to procedures adopted by the Board of Trustees of the Trust, the Advisor or Sub-Advisor may determine Section 4(2) securities to be liquid if such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable. Rule 144A permits the Prime Money Market Fund, the Aggressive Growth Fund, the International Equity Fund and the Income Fund to purchase securities which have been privately placed and resell such securities to certain qualified institutional buyers without restriction. For purposes of determining whether a Rule 144A security is readily saleable, and therefore liquid, the Advisor or Sub-Advisor must consider, among other things, the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, and the nature of the security and marketplace trades of such security. However, investing in Rule 144A securities, even if such securities are initially determined to be liquid, could have the effect of increasing the level of the

Prime Money Market Fund's, Aggressive Growth Fund's, the International Equity Fund's and the Income Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

         MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The Income Fund and the Government Securities Fund may, consistent with their investment objective and policies, invest in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. In addition, the Income Fund may also invest in mortgage-related securities issued by non-governmental entities.

         Mortgage-backed securities, for purposes of the Income Fund's and the Government Securities Fund's Prospectus and this Statement of Additional Information, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as GNMA and government-related organizations such as the FNMA and FHLMC, as well as by non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies in the case of the Income Fund. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the security and lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return to a Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

         The Income Fund may invest in mortgage-backed securities which are CMOs structured on pools of mortgage pass-through certificates or mortgage loans. Mortgage-backed securities will be purchased only if rated in the four highest bond rating categories assigned by one or more appropriate NRSROs, or, if unrated, which the Advisor deems to be of comparable quality to securities so rated.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         Mortgage-backed and asset-based securities have certain characteristics which are different from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The Income Fund may invest a portion of its assets in derivative mortgage-backed securities such as stripped mortgage-backed securities which are highly sensitive to changes in prepayment and interest rates.

         Mortgage-backed securities and asset-backed securities, like all fixed income securities, generally decrease in value as a result of increases in interest rates. In addition, although generally the value of fixed-income securities increases during periods of falling interest rates and, as stated above, decreases during periods of rising interest rates, as a result of prepayments and other factors, this is not always the case with respect to mortgage-backed securities and asset-backed securities.

         Although the extent of prepayments of a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed rate mortgage loans will increase during a period of declining interest rates. Accordingly, amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Asset-backed securities, although less likely to experience the same prepayment rates as mortgage-backed securities, may respond to certain of the same factors influencing prepayments, while at other times different factors, such as changes in credit use and payment patterns resulting from social, legal and economic factors, will predominate. Mortgage-backed securities and asset-backed securities generally decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

         There are certain risks associated specifically with CMOs. CMOs issued by private entities are not U.S. government securities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss. However, as stated above, the Income Fund will invest only in CMOs which are rated in one of the four highest rating categories by an NRSRO or, if unrated, are determined by the Advisor to be of comparable quality. Also, a number of different factors, including the extent of prepayment of principal of the underlying obligations, affect the availability of cash for principal payments by the CMO issuer on any payment date and, accordingly, affect the timing of principal payments on each CMO class.

         Asset-backed securities involve certain risks that are not posed by mortgage-backed securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

         The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying obligations. For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield of IOs or POs, respectively. If the underlying obligations experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO. Furthermore, if the underlying obligations experience slower than anticipated prepayments of principal, the yield of a PO will be affected more severely than would be the case with a traditional mortgage-backed security. IOs and POs have exhibited large price changes in response to changes in interest rates and are considered to be volatile in nature.

         WHEN-ISSUED SECURITIES. Each Fund may purchase securities on a "when-issued" basis (I.E., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase securities on a "when-issued" basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, a Fund's custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of that Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund's liquidity and the ability of the Advisor or Sub-Advisor to manage it might be affected in the event its commitments to purchase "when-issued" securities ever exceeded 25% of its total assets. Under normal market conditions, however, each Fund's commitment to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of its total assets.

         When a Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in that Fund's incurring a loss or missing the opportunity to obtain a price considered to be advantageous. Each Fund will engage in "when-issued" delivery transactions only for the purpose of acquiring portfolio securities consistent with such Fund's investment objectives and policies and not for investment leverage. If the Pennsylvania Bond Fund sells a "when-issued" or "delayed-delivery" security before delivery, any gain would not be tax-exempt.

         REAL ESTATE INVESTMENT TRUSTS. The Established Growth Fund and the Aggressive Growth Fund may invest in equity REITs. REITs pool investors' funds for investment primarily in commercial real estate properties. Investment in REITs may subject the Funds to certain risks. REITs may be affected by changes in the value of the underlying property owned by the trust. REITs are dependent upon specialized management skill, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code and to maintain its exemption from the 1940 Act. As a shareholder in a REIT, each Fund would bear, along with other shareholders, its pro rata portion of the REIT's operating expenses. These expenses would be in addition to the advisory and other expenses each Fund bears directly in connection with its own operations.

         REPURCHASE AGREEMENTS. Securities held by each Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from banks and registered broker-dealers which the Advisor deems creditworthy under guidelines approved by the Trust's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain continually the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). This requirement will be continually monitored by the Advisor. If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by such Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities. Securities subject to repurchase agreements must be of the same type and quality as those in which a Fund may invest directly. Securities subject to repurchase agreements will be held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

         REVERSE REPURCHASE AGREEMENTS. Each Fund may borrow funds by entering into reverse repurchase agreements in accordance with its investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid securities consistent with that Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which that Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act and therefore a form of leveraging. A Fund may experience a negative impact on its net asset value if interest rates rise during the term of a reverse repurchase agreement. A Fund generally will invest the proceeds of such borrowings only when such borrowings will enhance the Fund's liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction.

         Except as permitted by the 1940 Act, the Trust will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Advisor, Sub-Advisor, BISYS, or their affiliates.

         SHORT SALES. Each of the Income Fund, the Government Securities Fund and the Pennsylvania Bond Fund may from time to time sell securities short. Short sales are effected when it is believed that the price of a particular security will decline, and involves the sale of a security which the Fund does not own in the hope of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security, and the Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by that Fund. The frequency of short sales will vary substantially in different periods, and it is not intended that any specified portion of a Fund's assets will as a matter of practice be invested in short sales.

         At any time that a Fund has an open short sale position, such Fund is required to segregate with its custodian (and to maintain such amount until the Fund replaces the borrowed security) an amount of cash or U.S. Government securities or other liquid securities equal to the difference between (i) the current market value of the securities sold short and
(ii) any cash or securities required to be deposited with the broker in connection with the short sale (not including the proceeds from the short sale). As a result of these requirements, a Fund will not gain any leverage merely by selling short, except to the extent that it earns interest on the immobilized cash or securities while also being subject to the possibility of gain or loss from the securities sold short. A Fund's possible losses may exceed the total amount of cash or liquid securities deposited with the broker (not including the proceeds of the short sale) and segregated by the Fund.

         A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. A Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest the Fund may be required to pay in connection with a short sale. It should be noted that possible losses from short sales differ from those that could arise from a cash investment in a security in that the former may be limitless while the latter can only equal the total amount of the Fund's investment in the security.

         HEDGING TRANSACTIONS. Hedging transactions, including the use of options and futures, in which certain of the Funds are authorized to engage, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such hedging transactions could result in losses greater than if they had not been used.

         Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund create the possibility that losses on the hedging instrument may be greater than gains in the value of such Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Funds might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of hedging transactions would reduce net asset value, and possible income, and such losses can be greater than if the hedging transactions had not been utilized.

         GENERAL CHARACTERISTICS OF OPTIONS. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many hedging transactions involving options require segregation of a Fund's assets in special accounts, as described further below.

         With certain exceptions, exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. A Fund's ability to close out its position as a purchaser or seller of a put or call option is dependent in part, upon the liquidity of the option market. In addition, the hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the options markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

         Exchange-listed options generally have standardized terms and performance mechanics unlike over-the-counter traded options. The Funds currently expect to purchase and sell only exchange-traded options. Exchange-traded options generally are guaranteed by the clearing agency which is the issuer or counterparty to such options. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is generally relatively little counterparty credit risk associated with options purchased on an exchange.

         All options written by a Fund must be "covered" (i.e., a Fund must own the securities or futures contract subject to a call option or must meet the asset segregation requirements) as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call option written by a Fund exposes such Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require such Fund to hold a security or instrument which it might otherwise have sold. With respect to put options written by a Fund, such Fund will place liquid securities in a segregated account to cover its obligations under such put option and will monitor the value of the assets in such account and its obligations under the put option daily.

         FUTURES CONTRACTS. The Established Growth, Aggressive Growth, International Equity, Income, and Pennsylvania Bond Funds may each enter into futures contracts. This investment technique is designed primarily to act as a substitute for a position in the underlying security and to hedge against anticipated future changes in market conditions or interest rates which otherwise might adversely affect the value of securities which such Fund holds or intends to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for such Fund than might later be available in the market when it effects anticipated purchases.

         The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

         Futures transactions involve brokerage costs and require a Fund to segregate liquid assets, such as cash, U.S. Government securities or other liquid obligations, to cover its performance under such contracts. A Fund may lose the expected benefit of futures transactions if interest rates, securities prices or foreign exchange rates move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if such Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting the Fund's ability to hedge effectively against interest rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

         REGULATORY RESTRICTIONS. To the extent required to comply with Securities and Exchange Commission Release No. IC-10666, when purchasing a futures contract or writing a put option, each Fund will maintain in a segregated account cash or liquid securities equal to the value of such contracts.

         To the extent required to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being classified as a "commodity pool operator," a Fund will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts held by such Fund plus premiums paid by it for open options on futures would exceed 5% of the liquidation value of such Fund's total assets after taking into account unrealized profits and unrealized losses on any contracts entered into. The Funds will not engage in transactions in futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which such Fund holds or intends to purchase.

         SECURITIES OF OTHER INVESTMENT COMPANIES. Each Fund may invest in securities issued by other investment companies to the extent allowed by the 1940 Act. In addition, each Fund, other than the Prime Money Market Fund and the Treasury Money Market Fund, may invest in money market funds advised by the Advisors. Each Fund other than the Lifestyle Funds currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by such Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that such Fund bears directly in connection with its own operations. Investment companies in which the Funds may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by such Fund and, therefore, will be borne directly by shareholders of such Fund. In order to avoid the imposition of additional fees as a result of investing in shares of a Governor money market fund, the Advisor, BISYS, and Martindale Andres & Company, LLC and BISYS Ohio, as the Funds' administrators, and their affiliates will reduce their fees charged to a Fund other than the Lifestyle Funds by an amount equal to the fees charged by such service providers based on a percentage of that Fund's assets attributable to such Fund's investment in the Governor money market fund.

Investment Restrictions

         The Funds' investment objectives are non-fundamental policies and may be changed without a vote of the shareholders of the applicable Fund. The following investment restrictions may be changed only by a vote of the majority of the outstanding Shares of a Fund (as defined under "ADDITIONAL INFORMATION - Vote of a Majority of the Outstanding Shares").

         The Prime Money Market and Treasury Money Market Funds will not:

         1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         2. Purchase any securities which would cause more than 25% of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by obligations of the U.S. Government, its agencies or instrumentalities; (b) with respect to the Prime Money Market Fund there is no limitation with respect to domestic bank certificates of deposit or bankers' acceptances, and repurchase agreements secured by bank instruments; (c) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (d) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

         3. Borrow money or issue senior securities except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money or issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder. (The 1940 Act currently permits each Fund to borrow up to one-third the value of its total assets at the time of such borrowing.) So long as the Fund's borrowings, including reverse repurchase agreements and dollar roll agreements, exceed 5% of such Fund's total assets, the Fund will not acquire any portfolio securities.

         4. Make loans, except that the Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions and enter into repurchase agreements.

         The following additional investment restriction may be changed without the vote of a majority of the outstanding Shares of each money market fund: the Prime Money Market and Treasury Money Market Funds will limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such securities) to not more than 5% of the value of their total assets at the time of purchase, except for 25% of the value of their total assets which may be invested in First Tier Securities of any one issuer for a period of up to three business days, in order to comply with Securities and Exchange Commission regulations relating to money market funds.

         The following additional investment restriction may be changed without the vote of a majority of the outstanding Shares of the applicable Fund: Each Fund may not purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

         The Established Growth, Aggressive Growth, International Equity, Income, Government Securities and Lifestyle Funds will not:

         1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government (and "regulated investment companies" as defined in the Code for each Lifestyle Fund and the International Equity Fund), its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         2. Purchase any securities which would cause more than 25% of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by obligations of the U.S. Government, its agencies or instrumentalities (and "regulated investment companies" as defined in the Code for each Lifestyle Fund and the International Equity Fund); (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; (c) with respect to the Established Growth Fund, the International Equity Fund, the Income Fund and the Government Securities Fund, utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry); and (d) with respect to the Aggressive Growth Fund, technology companies will be divided according to their services (for example, medical devices, biotechnology, semi-conductor, software and communications will each be considered a separate industry).

         The Pennsylvania Bond Fund will not:

         Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if at the end of each fiscal quarter, (a) more than 5% of the Fund's total assets (taken at current value) would be invested in such issuer (except that up to 50% of the Fund's total assets may be invested without regard to such 5% limitation), and
(b) more than 25% of its total assets (taken at current value) would be invested in securities of a single issuer. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user.

         In addition, the Established Growth, Aggressive Growth, International Equity, Income, Government Securities, Pennsylvania Bond and Lifestyle Funds will not:

         1. Borrow money or issue senior securities except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money or issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder. (The 1940 Act currently permits each Fund to borrow up to one-third the value of its total assets at the time of such borrowing.)

         2. Make loans, except that the Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions and enter into repurchase agreements.

         The following additional investment restriction may be changed without the vote of a majority of the outstanding Shares of a Fund: each Fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

         In addition to the investment restrictions set forth above, each Fund may not:

         1. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities, except as may be necessary to make margin payments in connection with derivative securities transactions, and except to the extent disclosed in the current prospectus or statement of additional information of such Fund;

         2. Underwrite the securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities";

         3. Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities and securities secured by real estate or interests therein are not prohibited by this restriction); and

         4. Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current prospectus or statement of additional information of such Fund.

         The following additional investment restrictions may be changed without the vote of a majority of the outstanding Shares of the Funds. Each Fund may not:

         1. Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization, and (b) to the extent permitted by the 1940 Act, or pursuant to any exemptions therefrom;

         2. Mortgage or hypothecate the Fund's assets in excess of one-third of such Fund's total assets.

         3. None of the Prime Money Market Fund, Treasury Money Market Fund, Established Growth Fund, Aggressive Growth Fund, or International Equity Fund may engage in any short sales. However, each of the Income Fund, Government Securities Fund and Pennsylvania Bond Fund may not engage in short sales of any securities at any time if, immediately after and as a result of the short sale, the market value of securities sold short by such Fund would exceed 25% of the value of that Fund's total assets.

         If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund's investments in illiquid securities to exceed the limit set forth in this Statement of Additional Information for its investment in illiquid securities, such Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable. In such an event, however, no Fund would be required to liquidate any portfolio securities where such Fund would suffer a loss on the sale of such securities.

         The Underlying Funds in which the Lifestyle Funds may invest have adopted certain investment restrictions which may be more or less restrictive than those listed above, thereby allowing a Lifestyle Fund to participate in certain investment strategies indirectly that may be prohibited under the fundamental and non-fundamental investment restrictions and policies listed above.

Portfolio Turnover

         The portfolio turnover rate for each Fund is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The Securities and Exchange Commission requires that the calculation exclude all securities whose remaining maturities at the time of acquisition were one year or less.

         The portfolio turnover rates for the Established Growth, Aggressive Growth, International Equity, Income, Government Securities, Pennsylvania Bond, Lifestyle Conservative Growth, Lifestyle Moderate Growth and Lifestyle Growth Funds for the fiscal year ended June 30, 2000, are as follows:

                                                     Fiscal Year Ended
                                                       June 30, 2000
                                                       -------------

Established Growth Fund                                       41%

Aggressive Growth Fund                                        43%

International Equity Fund                                     56%

Income Fund                                                  192%

Government Securities Fund                                   237%

Pennsylvania Bond Fund                                        96%

Lifestyle Conservative Growth Fund                            28%

Lifestyle Moderate Growth Fund                                32%

Lifestyle Growth Fund                                         28%

         The portfolio turnover rate for a Fund may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. High portfolio turnover rates will generally result in higher transaction costs, including brokerage commissions, to a Fund and may result in additional tax consequences to a Fund's Shareholders. Portfolio turnover will not be a limiting factor in making investment decisions.

Valuation of Prime Money Market and Treasury Money Market Funds

         The Prime Money Market Fund and the Treasury Money Market Fund (collectively, the "Money Market Funds" and individually, a "Money Market Fund") have each elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the instrument.

         Pursuant to Rule 2a-7, each Money Market Fund will maintain a dollar-weighted average portfolio maturity appropriate to the Money Market Fund's objective of maintaining a stable net asset value per share, provided that neither Money Market Fund will purchase any security with a remaining maturity of more than 397 days (thirteen months) (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Trust's Board of Trustees has also undertaken to establish procedures reasonably designed, taking into account current market conditions and the investment objective of the Money Market Funds, to stabilize the net asset value per share of each Money Market Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate and reasonable, to determine the extent, if any, to which the net asset value per share of each Money Market Fund calculated by using available market quotations deviates from $1.00 per Share. In the event such deviation exceeds one-half of one percent, Rule 2a-7 requires that the Board of Trustees to promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from a Money Market Fund's $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, they shall cause the Fund to take such steps as they consider appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the average portfolio maturity, withholding or reducing dividends, reducing the number of a Money Market Fund's outstanding Shares without monetary consideration, or utilizing a net asset value per share determined by using available market quotations.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
                        HOW TO PURCHASE AND REDEEM SHARES

         Shares in the Funds are sold on a continuous basis by the Trust's distributor, BISYS (the "Distributor"). The principal office of the Distributor is 3435 Stelzer Road, Columbus, Ohio 43219. If you wish to purchase Shares, telephone the Trust at (800) 766-3960.

Employee Benefit Plans

         Purchases, exchanges and redemptions of Shares through an employee benefit plan may be subject to different requirements and limitations imposed by employers than those discussed below. Investors should consult their employer for more information on how to purchase, exchange and redeem Shares of the Funds through their employer's plan.

Purchases of Shares

         Shares (Investor Shares of the Prime Money Market Fund) may be purchased through procedures established by the Distributor in connection with the requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by the Advisor, its affiliates or their correspondent entities (collectively, "Entities").

         Shares of the Funds (Investor Shares of the Prime Money Market Fund) sold to the Entities acting in a fiduciary, advisory, custodial, agency, or other similar capacity on behalf of Customers will normally be held of record by the Entities. With respect to Investor Shares of a Fund so sold, it is the responsibility of the particular Entity to transmit purchase or redemption orders to the Distributor and to deliver federal funds for purchase on a timely basis. Beneficial ownership of Shares will be recorded by the Entities and reflected in the account statements provided by the Entities to Customers.

         Investors may also purchase Shares (Investor Shares of the Prime Money Market Fund) of the Funds by completing and signing an Account Registration Form and mailing it, together with a check (or other negotiable bank draft or money order) in at least the minimum initial purchase amount, payable to the applicable Fund, to The Governor Funds, P.O. Box 182707, Columbus, Ohio 43218-2707. Subsequent purchases of Shares (Investor Shares of the Prime Money Market Fund) of a Fund may be made at any time by mailing a check (or other negotiable bank draft or money order) payable to the Trust, to the above address.

         If an Account Registration Form has been previously received by the Trust, investors may also purchase Shares (Investor Shares of the Prime Money Market Fund) by wiring funds to the Funds' custodian. Prior to wiring any such funds and in order to ensure that wire orders are invested promptly, investors must call the Trust at (800) 766-3960 to obtain instructions regarding the bank account number into which the funds should be wired and other pertinent information.

         Shares of the Funds are purchased at the net asset value per share (see "VALUATION OF SHARES") next determined after receipt by the Distributor, its agents or broker-dealers with whom it has an agreement of an order in good form to purchase Shares plus any applicable sales charge as described below. Purchases of Shares of a Fund will be effected only on a Business Day (as defined in the Prospectus) of that Fund.

         For an order for the purchase of Shares of a Non-Money Market Fund that is placed through a broker-dealer, the applicable public offering price will be the net asset value as so determined (plus any applicable sales charge), but only if the broker-dealer receives the order and transmits it to the Distributor prior to the Valuation Time for that day. The broker-dealer is responsible for transmitting such orders by the Valuation Time. If the broker-dealer fails to do so, the investor's right to that day's closing price must be settled between the investor and the broker-dealer. If the broker-dealer receives the order after the Valuation Time for that day, the price will be based on the net asset value determined as of the Valuation Time for the next Business Day.

         An order to purchase Shares of a Money Market Fund will be deemed to have been received by the Distributor only when federal funds with respect thereto are available to the Money Market Fund's custodian for investment. Federal funds are monies credited to a bank's account with a Federal Reserve Bank. Payment for an order to purchase Shares of a Money Market Fund which is transmitted by federal funds wire will be available the same day for investment by that Money Market Fund's custodian, if received prior to the last Valuation Time (see "VALUATION OF SHARES" in the Prospectus). Payments transmitted by other means (such as by check drawn on a member of the Federal Reserve System) will normally be converted into federal funds within two banking days after receipt. The Trust strongly recommends that investors of substantial amounts use federal funds to purchase Money Market Shares. Shares of the Money Market Funds purchased before 12:00 noon, Eastern Time, begin earning dividends on the same Business Day. Shares of the Money Market Funds purchased after 12:00 noon, Eastern Time, begin earning dividends on the next Business Day. All Shares of the Money Market Funds continue to earn dividends through the day before their redemption.

         Every Shareholder will receive a confirmation of each new transaction in his or her account, which will also show the total number of Shares owned by the Shareholder and the number of Shares being held in safekeeping by the Transfer Agent for the account of the Shareholder. Reports of purchases and redemptions of Shares by Entities on behalf of their Customers will be sent by the Entities to their Customers. Shareholders may rely on these statements in lieu of certificates. Certificates representing Shares will not be issued.

Purchases of S Shares


         At a meeting of the Board of Trustees held on October 27, 2000, the Board of the Trust approved the liquidation of the S Shares of the Prime Money Market Fund. It is expected that the liquidation will be effected on or about December 1, 2000. Shareholders can redeem their S Shares of the Prime Money Market Fund at any time prior to liquidation.

         The Trust will no longer accept requests to purchase S Shares of the Prime Money Market Fund effective October 27, 2000.

Governor Funds Individual Retirement Account ("IRA")

         A Governor Funds IRA enables individuals, even if they participate in an employer-sponsored retirement plan, to establish their own retirement program. Governor Funds IRA contributions may be tax-deductible and earnings are tax deferred. Under the Tax Reform Act of 1986, the tax deductibility of IRA contributions is restricted or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn income on a tax-deferred basis.

         All Governor Funds IRA distribution requests must be made in writing to the Distributor. Any deposits to a Governor Funds IRA must distinguish the type and year of the contributions.

         For more information on the Governor Funds IRAs call the Trust at (800) 766-3960. Investment in Shares of the Governor Funds Pennsylvania Municipal Bond Fund or any other tax-exempt fund would not be appropriate for a Governor Funds IRA. Shareholders are advised to consult a tax advisor on Governor Funds IRA contribution and withdrawal requirements and restrictions.

In-Kind Purchases

         Payment of Shares of a Fund may, in the discretion of the Advisor, be made in the form of securities that are permissible investments for that Fund as described in the prospectuses. For further information about this form of payment, contact the Advisor. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the date of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form of transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

Sales Charges

         The public offering price of Shares of each Non-Money Market Fund equals net asset value plus a sales charge in accordance with the tables below. There is no sales charge imposed by either the Prime Money Market Fund or Treasury Money Market Fund in connection with the purchase of its shares. BISYS receives this sales charge as Distributor and reallows a portion of it as dealer discounts and brokerage commissions. However, the Distributor, in its sole discretion may pay certain dealers all or part of the portion of the sales charge it receives. A broker or dealer who receives a reallowance in excess of 90% of the sales charge may be deemed to be an "underwriter" for purposes of the Securities Act of 1933.


            THE ESTABLISHED GROWTH FUND, AGGRESSIVE GROWTH FUND AND INTERNATIONAL EQUITY FUND

                                                                                            Dealer Discounts
Amount of Transaction               Sales Charge as % of                                    and Brokerage
At Public Offering                  Net Amount                 Sales Charge as % of         Commissions as % of
Price                               Invested                   Public Offering Price        Public Offering Price
-----------------------             ------------------         ---------------------        ---------------------

Less than $50,000                       5.82%                           5.50%                        4.95%

$50,000 but less than                   4.71                            4.50                         4.05
$100,000

$100,000 but less than                  3.63                            3.50                         3.15
$250,000

$250,000 but less than                  2.56                            2.50                         2.25
$500,000

$500,000 but less than                  1.52                            1.50                         1.35
$1,000,000

$1,000,000 or more                         0                               0                            0

THE GOVERNMENT SECURITIES FUND

                                                                                             Dealer Discounts
Amount of Transaction               Sales Charge as % of                                     and Brokerage
At Public Offering                  Net Amount                 Sales Charge as % of          Commissions as % of
Price                               Invested                   Public Offering Price         Public Offering Price
----------------------              --------------------       ---------------------         -------------------

Less than $50,000                           3.09%                       3.00%                        2.70%

$50,000 but less than                       3.09                        3.00                         2.70
$100,000

$100,000 but less than                      2.56                        2.50                         2.25
$250,000

$250,000 but less than                      2.04                        2.00                         1.80
$500,000

$500,000 but less than                      1.52                        1.50                         1.35
$1,000,000

$1,000,000 or more                             0                           0                            0


THE INCOME FUND, PENNSYLVANIA BOND FUND AND THE LIFESTYLE FUNDS

                                                                                             Dealer Discounts
Amount of Transaction               Sales Charge as % of                                     and Brokerage
At Public Offering                  Net Amount                 Sales Charge as % of          Commissions as % of
Price                               Invested                   Public Offering Price         Public Offering Price
----------------------              --------------------       ---------------------         -------------------

Less than $50,000                           4.71%                       4.50%                         4.05%

$50,000 but less than                       4.71                        4.50                          4.05
$100,000

$100,000 but less than                      3.63                        3.50                          3.15
$250,000

$250,000 but less than                      2.56                        2.50                          2.25
$500,000

$500,000 but less than                      1.52                        1.50                          1.35
$1,000,000

$1,000,000 or more                             0                           0                             0


         The Distributor and/or its affiliates pay additional compensation from time to time, out of its assets and not as an additional charge to the Funds, to certain institutions and other persons in connection with the sale of shares of the Funds. Subject to applicable regulations of the National Association of Securities Dealers, Inc., the Distributor and/or its affiliates may also contribute to various cash incentive arrangements to promote the sale of shares. This additional compensation can vary among such institutions depending upon such factors as the amounts their customers have invested (or may invest) in the Funds, the particular program involved, or the amount of reimbursable expenses.

Concurrent Purchases

         For purposes of qualifying for a lower sales charge, investors have the privilege of combining concurrent purchases of a Fund and one or more of the other funds of the Trust sold with a sales charge and advised by the Advisor ("Governor Load Funds"). For example, if a Shareholder concurrently purchases Shares in the Established Growth Fund at the total public offering price of $50,000 and Shares in another Governor Load Fund at the total public offering price of $50,000, the sales charge for such shares of the Established Growth Fund would be that applicable to a $100,000 purchase as shown in the table above. This privilege, however, may be modified or eliminated at any time or from time to time by the Trust without notice thereof.

Letter of Intent

         An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the intention of such investor to purchase Shares of a Fund at a designated total public offering price within a designated 13-month period. Each purchase of Shares under a Letter of Intent will be made at the net asset value plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of Shares made not more than 90 days prior to the date such investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. This program may be modified or eliminated at any time or from time to time by the Trust without notice. For further information about letters of intent, interested investors should contact the Trust at (800) 766-3960.

         A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Shares actually purchased if the full amount indicated is not purchased, and such escrowed Shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed Shares, whether paid in cash or reinvested in additional Shares, are not subject to escrow. The escrowed Shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. An adjustment will be made to reflect any reduced sales charge applicable to Shares purchased during the 90-day period prior to the date the Letter of Intent was entered into at the conclusion of the 13-month period and in the form of additional Shares credited to the Shareholder's account at the then current public offering price applicable to a single purchase of the total amount of the total purchases. Additionally, if the total purchases within the 13-month period exceed the amount specified, a similar adjustment will be made to reflect further reduced sales charges applicable to such purchases, if any.

Right of Accumulation

         Pursuant to the right of accumulation, investors are permitted to purchase Shares of a Fund at the public offering price applicable to the total of (a) the total public offering price of the Shares of the Fund then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's combined holdings of the Shares of all Governor Load Funds. The "purchaser's combined holdings" described in the preceding sentence shall include the combined holdings of the purchaser, the purchaser's spouse and children under the age of 21 and the purchaser's retirement plan accounts. To receive the applicable public offering price pursuant to the right of accumulation, Shareholders must, at the time of purchase, give the Transfer Agent sufficient information to permit confirmation of qualification. This right of accumulation, however, may be modified or eliminated at any time or from time to time by the Trust without notice.

Check-Writing Redemption Procedure - Prime Money Market and Treasury Money Market Funds

         The Transfer Agent will provide any Shareholder of a Fund who so requests with a supply of checks, imprinted with the Shareholder's name, which may be drawn against that Fund's account maintained by The Bank of New York (the "Bank"), for redemption of Investor Shares. These checks may be made payable to the order of any person in any amount not less than $500. To participate in this procedure, an investor must complete the Check-Writing Redemption Form available from the Transfer Agent. When a check is presented to the Bank for payment, the Transfer Agent (as the Shareholder's agent) will cause the applicable Fund to redeem sufficient Investor Shares in the Shareholder's account to cover the amount of the check. Shares continue earning daily dividends until the day on which the check is presented to the Bank for payment. Cancelled checks will be returned to the Shareholder. Due to the delay caused by the requirement that redemptions be priced at the next computed net asset value, the Bank will only accept for payment checks presented through normal bank clearing channels. Shareholders should not attempt to withdraw the full amount of an account or to close out an account by using this procedure.

         No charge will be made to a Shareholder for participation in the check-writing redemption procedure or for the clearance of any checks. However, a Shareholder's account may be subject to charges for copies, returned checks and/or returned items of deposit.

         In order to stop payment on a check, the Shareholder must notify the Trust in writing before the check has been presented to the Bank for payment. A charge may be deducted from the Shareholder's account for each stop payment order.

Payments to Shareholders

         Redemption orders are effected at the net asset value per share next determined after the Shares are properly tendered for redemption, as described above. Payment to Shareholders for Shares redeemed will be made within seven days after receipt by the Distributor of the request for redemption. However, to the greatest extent possible, each Fund will attempt to honor requests from Shareholders for next day payments upon redemption of Shares if the request for redemption is received by the Distributor before the Valuation Time on a Business Day or, if the request for redemption is received after the Valuation Time, to honor requests for payment on the second Business Day. Each Fund will attempt to so honor redemption requests unless it would be disadvantageous to a Fund or the Shareholders of that Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

         At various times, the Trust may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, the Trust may delay the forwarding of proceeds for up to 10 days or more until payment has been collected for the purchase of such Shares. The Trust intends to pay cash for all Shares redeemed, but under abnormal conditions which make payment in cash unwise, the Trust may make payment wholly or partly in readily marketable portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

         Due to the relatively high cost of handling small investments, the Trust reserves the right to redeem, at net asset value, the Shares of a Fund of any Shareholder if, because of redemptions of Shares by or on behalf of the Shareholder (but not as a result of a decrease in the market price of such Shares, the deduction of any sales charge or the establishment of an account with less than $1,000 using the Auto Invest Plan), the account of such Shareholder has a value of less than $1,000 ($250 if the Shareholder is an employee of the Advisor or one of its affiliates). Accordingly, an investor purchasing Shares of a Fund in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems some of his or her Shares. Before the Trust exercises its right to redeem such Shares and to send the proceeds to the Shareholder, the Shareholder will be given notice that the value of the Shares in his or her account is less than the minimum amount and will be allowed at least 60 days to make an additional investment in an amount which will increase the value of the account to at least $1,000 ($250 if the Shareholder is an employee of the Advisor or one of its affiliates).

         Shares of the Funds are sold on a continuous basis by BISYS, and BISYS has agreed to use appropriate efforts to solicit all purchase orders. In addition to purchasing Shares directly from BISYS, Shares may be purchased through procedures established by BISYS in connection with the requirements of accounts at the Advisor or the Advisor's affiliated entities or correspondents (collectively, "Entities"). Customers purchasing Shares of the Funds may include officers, directors, or employees of the Advisor or the Entities.

         The Trust may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the Commission, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the Commission has by order permitted such suspension, or (d) an emergency exists as a result of which (i) disposal by the Trust of securities owned by it is not reasonably practical, or (ii) it is not reasonably practical for the Trust to determine the fair value of its net assets.

                 MANAGEMENT AND SERVICE PROVIDERS OF THE TRUST

Trustees and Officers

         Overall responsibility for management of the Trust rests with its Board of Trustees. The Trustees elect the officers of the Trust to supervise actively its day-to-day operations.

         The names of the Trustees and officers of the Trust, their addresses, and principal occupations during the past five years are as follows:


                                               Position(s) Held                     Principal Occupation
          Name, Address and Age                 with the Trust                      During Past 5 Years
          ---------------------                 --------------                      -------------------
A. James Durica                            President                        From 1998 to October 6, 2000, Treasurer
23 Front Street                                                             and Chief Investment Officer of Keystone
Harrisburg, PA  17101                                                       Financial, Inc. ("Keystone"); from 1999
Age:  53                                                                    to October 6, 2000, Chairman of Keystone
                                                                            Investment Services, Inc.; prior to that,
                                                                            Senior Vice President of Keystone.

John J. Bolger                             Trustee                          From 1988 to present, retired; prior to
Governor Funds                                                              that, Vice President of Pennsylvania
3435 Stelzer Road                                                           Bankers Association.
Columbus, OH  43219
Age:  65

James L. Brock                             Trustee                          From 1996 to present, Dean of Sigmund
Governor Funds                                                              Weis School of Business, Susquehanna
3435 Stelzer Road                                                           University, prior to that, Vice President
Columbus, OH  43219                                                         of Marketing at Pacific Steel and
Age: 56                                                                     Recycling (distributor of steel and
                                                                            agricultural products and
                                                                            commercial/industrial recycler of scrap
                                                                            metals and fibers).

John S. Cramer                             Trustee                          From 1996 to present, President and CEO
Governor Funds                                                              of Pinnacle Health System; prior to that,
3435 Stelzer Road                                                           President and CEO of Capital Health
Columbus, OH  43219                                                         System.
Age:  58

Michael A. Grunewald*                      Treasurer                        From 1992 to present, employee of BISYS
3435 Stelzer Road                                                           Fund Services Limited Partnership.
Columbus, OH  43219
Age: 30

Michael P. Malloy*                         Secretary                        From 1993 to present, partner in the law
Drinker Biddle & Reath LLP                                                  firm of Drinker Biddle & Reath LLP.
One Logan Square
18th & Cherry Streets
Philadelphia, PA  19103
Age:  41


                                               Position(s) Held                     Principal Occupation
          Name, Address and Age                 with the Trust                      During Past 5 Years
          ---------------------                 --------------                      -------------------

Alaina V. Metz*                            Assistant Secretary              From 1995 to present, employee of BISYS
3435 Stelzer Road                                                           Fund Services Limited Partnership; prior
Columbus, Ohio  43219                                                       to that, supervisor of Blue Sky
Age:  33                                                                    Compliance at Alliance Capital
                                                                            Management, L.P. (investment management
                                                                            firm).

------------------


         *Messrs. Durica, Grunewald and Malloy and Ms. Metz are each considered to be an "interested person" of the Trust as defined in the 1940 Act.

         Messrs. Bolger, Brock and Cramer are members of the Audit, Valuation, and Nominating Committees of the Board of Trustees. Mr. Cramer, Mr. Bolger, and Mr. Brock each serves as Chairman of the Audit, Valuation, and Nominating Committees, respectively. The Audit Committee, among other things, reviews results of the annual audit and recommends to the Trust the firm to be selected as independent auditors. The Valuation Committee reviews the pricing of certain securities. The Nominating Committee recommends to the Board all persons to be nominated as trustees of the Trust.

         As of the date of this Statement of Additional Information, the Trust's officers and trustees, as a group, own less than 1% of any Fund's outstanding Shares.

         The Trust pays each Trustee, other than officers or employees of the Advisor, BISYS or BISYS Fund Services, Inc. or any of their affiliates, an annual fee of $8,000, $2,000 for each regular Board meeting attended, and out-of-pocket expenses incurred in attending Board meetings. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. The Advisor receives fees for acting as advisor. BISYS and the Advisor receive fees from each Fund for acting as administrators, and may receive fees pursuant to the Administrative Services Plan described below. BISYS may retain all or a portion of any sales load imposed upon purchases of Shares. BISYS Fund Services, Inc. receives fees from the Funds for acting as transfer agent and for providing certain fund accounting services. Mr. Durica is an employee of the Advisor and Mr. Grunewald and Ms. Metz are employees of BISYS. Drinker Biddle & Reath LLP, of which Mr. Malloy is a partner, receives legal fees as counsel to the Trust.

Investment Advisor and Investment Sub-Advisor

         Martindale Andres & Company, LLC ("Martindale") is the investment advisor of each Fund. On May 31, 2000, the Funds' previous advisor, Governors Group Advisors, Inc. reorganized into Martindale Andres & Company, LLC with no resulting change of control or management. Until October 6, 2000, the Advisor was a wholly owned subsidiary of Keystone Financial, Inc., 1 Keystone Plaza, Harrisburg, Pennsylvania 17101. The Advisor assumed all of the obligations and responsibilities of Governors Group Advisors, Inc. under the Investment Advisory and Management and Administration Agreements with the Trust and under the Sub-Advisory Agreement with Brinson Partners, Inc. (the "Sub-Advisor"), sub-advisor to the International Equity Fund.

         On October 6, 2000, Keystone Financial merged into M&T Corp., the corporate parent of M&T Bank (the "Bank Merger"). Consummation of the Bank Merger caused a change in the ownership of

Martindale, which automatically terminated the investment advisory agreement between Martindale and the Governor Funds then in effect ("Previous Advisory Agreement") in accordance with its terms and as required by the 1940 Act. Since the termination of the Previous Advisory Agreement, Martindale has been providing investment advisory services under the terms of an interim investment advisory agreement approved by the Board of Trustees on September 14, 2000. The terms and conditions of the Interim Advisory Agreement are identical in all material respects to the Previous Advisory Agreement, including the fees, except for its termination provisions and any compensation payable to Martindale is to be held in an interest-bearing escrow account with State Street Bank & Trust Company.

         At the September 14, 2000 meeting, the Board also approved a New Advisory Agreement with Martindale. The New Advisory Agreement is identical in all material respects to the Previous Advisory Agreement, including the rate of investment advisory fee, except for its effective and termination dates. Specifically, the New Advisory Agreement will become effective, as to a Governor Fund, on the date the shareholders of that Governor Fund approve it. Shareholder approval of the New Advisory Agreement is necessary in order for Martindale to receive the amount of fees it would have otherwise received under the Previous Advisory Agreement for managing the Funds under the Interim Advisory Agreement. The fees payable under both the Interim Advisory Agreement and New Advisory Agreement are identical to the rate of advisory fee under the Previous Advisory Agreement.

         If shareholders of the Funds do not approve the New Advisory Agreement, Martindale will be entitled to receive the lesser of the total amount held in the escrow account or any costs it incurred in performing under the Interim Advisory Agreement (plus interest earned on the amount while in the interest-bearing escrow account), on behalf of that Governor Fund, and such amount will be released to Martindale from the interest-bearing escrow account. Any excess monies held in the interest-bearing escrow account will be returned to the relevant Governor Fund.

         As to a particular Governor Fund, if shareholders do not approve the New Advisory Agreement, the Board of Trustees of the Governor Funds will decide what action should be taken with respect to that Fund's investment advisory arrangements.

         Subject to the general supervision of the Board of Trustees of the Trust and in accordance with the investment objective and restrictions of each Fund, the Advisor has agreed to manage each Fund, make decisions with respect to and place orders for all purchases and sales of its portfolio securities, and maintain each Fund's records relating to such purchases and sales.

         The Advisor may from time to time voluntarily reduce all or a portion of its advisory fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends.

         For the fiscal year or period ended June 30, 2000, the Advisor earned and voluntarily waived the amounts indicated below with respect to its investment advisory services pursuant to the investment advisory agreement:


                                                          Fiscal Year Ended
                                                          June 30, 2000 (1)
                                             Fees Earned  -----------------    Fees Waived
                                             -----------                       -----------

Prime Money Market Fund                      $  1,191,581                       $   595,791
Treasury Money Market Fund                   $     83,746                       $    41,873
Established Growth Fund                      $  1,967,407                       $   393,485
Aggressive Growth Fund                       $  1,368,992                       $   410,697
International Equity Fund                    $    527,053                       $   358,395
Income Fund                                  $  1,710,672                       $   855,336
Government Securities Fund                   $    345,946                       $   172,973
Pennsylvania Bond Fund                       $    600,219                       $   300,110
Lifestyle Conservative Growth Fund           $        567                       $       323
Lifestyle Moderate Growth Fund               $      2,049                       $     1,229
Lifestyle Growth Fund                        $      1,637                       $     1,066

------------------------

(1) Such Funds commenced operations October 7, 1996, July 1, 1997, December 2, 1996, February 3, 1997, February 9, 1999, December 2, 1996, July 1,
         1997, October 1, 1996, February 3, 1999, February 4, 1999 and February 18, 1999, respectively.

         For the fiscal year or period ended June 30, 1999, the former advisor, Governors Group Advisors, Inc., a wholly-owned subsidiary of Keystone, earned and voluntarily waived the amounts indicated below with respect to its investment advisory services pursuant to the investment advisory agreement:


                                                                      Fiscal Year or Period Ended
                                                                           June 30, 1999 (1)
                                                                           -----------------
                                                             Fees Earned                       Fees Waived
                                                             -----------                       -----------
Prime Money Market Fund                                         1,012,098                          506,054
Treasury Money Market Fund                                         86,867                           43,582
Established Growth Fund                                         1,854,418                          513,293
Aggressive Growth Fund                                          1,241,231                          444,537
International Equity Fund                                         179,833                          122,287
Income Fund                                                     1,780,672                          890,336
Government Securities Fund                                        249,439                          124,719
Pennsylvania Bond Fund                                            691,568                          345,784
Lifestyle Conservative Growth Fund                                     59                                3


                                                                      Fiscal Year or Period Ended
                                                                           June 30, 1999 (1)
                                                                           -----------------
                                                             Fees Earned                       Fees Waived
                                                             -----------                       -----------

Lifestyle Moderate Growth Fund                                        156                               12
Lifestyle Growth Fund                                                 108                                4

------------------------

(1) Such Funds commenced operations October 7, 1996, July 1, 1997, December 2, 1996, February 3, 1997, February 9, 1999, December 2, 1996, July 1,
         1997, October 1, 1996, February 3, 1999, February 4, 1999 and February 18, 1999, respectively.

         For the fiscal year or period ended June 30, 1998, the previous advisor, Martindale, Andres & Company, Inc., a wholly owned subsidiary of Keystone, earned and voluntarily waived the amounts indicated below with respect to its investment advisory services to the Predecessor Funds pursuant to the prior Investment Advisory Agreement:


                                                                 Fiscal Year or Period Ended
                                                                      June 30, 1998 (1)
                                                                      -----------------
                                                      Fees Earned                            Fees Waived
                                                      -----------                            -----------
Prime Money Market Fund                                $ 623,575                              $311,790

Treasury Money Market Fund                              $ 98,397                               $74,397

Established Growth Fund                               $1,680,122                              $720,420

Aggressive Growth Fund                                $1,254,636                              $593,310

Income Fund                                           $1,431,762                              $715,881

Government Securities Fund                             $ 198,771                              $153,207

Pennsylvania Bond Fund                                 $ 715,423                              $357,712

------------------------

(1) Such Funds commenced operations October 7, 1996, July 1, 1997, December 2, 1996, February 3, 1997, December 2, 1996, July 1, 1997 and October 1, 1996, respectively.

         For the fiscal year or period ended June 30, 1998, the former advisor had not received any compensation under the Investment Advisory Agreement with respect to the International Equity Fund or the Lifestyle Funds since those Funds had not commenced operations.

         The Advisor has entered into a Sub-Advisory Agreement with the Sub-Advisor on behalf of the International Equity Fund. The Sub-Advisor is a wholly owned subsidiary of UBS AG. The Sub-Advisor was organized in 1989 and was acquired by Swiss Bank Corporation, a predecessor company of

UBS AG. Subject to the supervision of the Advisor and the Board of Trustees of the Trust and in accordance with the investment objective and restrictions of the International Equity Fund, the Sub-Advisor manages the International Equity Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities, and maintains the records relating to such purchases and sales.

         As discussed above, consummation of the Bank Merger caused a change in the ownership of Martindale, which automatically terminated the Previous Advisory Agreement then in effect between Martindale and the Governor Funds in accordance with its terms and as required by the 1940 Act. In turn, the investment sub-advisory agreement then in effect between Martindale and Brinson relating to the management of the International Equity Fund ("Previous Sub-Advisory Agreement"), automatically terminated in accordance with its terms. There has been no change in ownership of Brinson. Since the termination of the Previous Sub-Advisory Agreement, Brinson has been providing investment sub-advisory services under the terms of an interim sub-advisory agreement approved by the Board of Trustees on September 14, 2000. The terms and conditions of the Interim Sub-Advisory Agreement are identical in all material respects to the Previous Sub-Advisory Agreement, including the fees, except for its termination provisions and any compensation payable to Brinson is to be held in an interest-bearing escrow account with State Street Bank & Trust Company.

         At the September 14, 2000 meeting, the Board also approved a New Sub-Advisory Agreement with Brinson (the "New Sub-Advisory Agreement"). The New Sub-Advisory Agreement is identical in all material respects to the Previous Sub-Advisory Agreement, including the rate of investment sub-advisory fee, except for its effective and termination dates. The New Sub-Advisory Agreement will become effective upon its approval by shareholders of the International Equity Fund. Shareholder approval of the New Sub-Advisory Agreement is necessary in order for Brinson to receive the amount of fees it would have otherwise received under the Previous Sub-Advisory Agreement for managing the International Equity Fund under the Interim Sub-Advisory Agreement. The fees payable under both the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement are identical to the rate of advisory fee under the Previous Sub-Advisory Agreement.

         If shareholders of the Funds do not approve the New Sub-Advisory Agreement, Brinson will be entitled to receive the lesser of the total amount held in the escrow account or any costs it incurred in performing under the Interim Sub-Advisory Agreement (plus interest earned on the amount while in the interest-bearing escrow account), on behalf of the International Equity Fund, and such amount will be released to Brinson from the interest-bearing escrow account. Any excess monies held in the interest-bearing escrow account will be returned to the International Equity Fund.

         If shareholders do not approve the New Sub-Advisory Agreement, the Board of Trustees will decide what action should be taken with respect to the International Equity Fund's sub-advisory arrangements.

         For the fiscal year ended June 30, 2000, the Sub-Advisor earned $168,658. For the period from February 9, 1999 through June 30, 1999, the Sub-Advisor earned $49,615.

         Unless sooner terminated, each of the Investment Advisory and Investment Sub-Advisory Agreements will continue in effect with respect to a Fund until June 30, 2001, and from year to year thereafter, for successive annual periods ending on June 30, if, as to that Fund, such continuance is approved at least annually by the Trust's Board of Trustees or by vote of a majority of the outstanding Shares of that Fund and a majority of the Trustees who are not parties to the Investment Advisory Agreement or the Investment Sub-Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement or the Investment Sub-Advisory Agreement by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement and the Investment Sub-Advisory Agreement each are terminable as to a Fund at any time on at least 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by the Advisor or the Sub-Advisor. The Investment Advisory Agreement and the Investment Sub-Advisory Agreement also each terminate automatically in the event of its assignment, as defined in the 1940 Act.

         The Investment Advisory Agreement and the Investment Sub-Advisory Agreements provide that the Advisor and the Sub-Advisors shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Advisory Agreement and the Investment Sub-Advisory Agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor or the particular Sub-Advisor in the performance of its duties, or from reckless disregard by the Advisor of its duties and obligations thereunder.

Portfolio Transactions

         Pursuant to the Investment Advisory and Investment Sub-Advisory Agreements, the Advisor and Sub-Advisor determine, subject to the general supervision of the Board of Trustees of the Trust and in accordance with the Funds' investment objectives and restrictions, which securities are to be purchased and sold by each Fund, and which brokers and dealers are to be eligible to execute the Funds' portfolio transactions. Purchases and sales of portfolio securities with respect to the Prime Money Market, Treasury Money Market, Income, Government Securities and Pennsylvania Bond Funds, usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked price. Purchases and sales of portfolio securities with respect to the Established Growth, Aggressive Growth and International Equity Funds usually are effected on a national securities exchange or in the over-the-counter market. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers.

         Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Advisor or Sub-Advisor in their best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers and dealers who provide supplemental investment research to the Advisor and/or Sub-Advisor may receive orders for transactions on behalf of the Funds. The Advisor and/or Sub-Advisor is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing each such Fund's brokerage transactions which is in excess of the amount of commission another broker would have charged for effecting that transaction if the Advisor or Sub-Advisor determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of that particular transaction or in terms of all of the accounts over which it exercises investment discretion. Any such research and other statistical and factual information provided by brokers to a Fund or to the Advisor or Sub-Advisor is considered to be in addition to and not in lieu of services required to be performed by the Advisor or Sub-Advisor under its agreement regarding management of the Fund. The cost, value and specific application of such information are indeterminable and hence are not practicably allocable among the Funds and other clients of the Advisor or Sub-Advisor who may indirectly benefit from the availability of such information. Similarly, the Funds may indirectly benefit from information made available as a result of transactions effected for such other clients. Under the Investment Advisory and Investment Sub-Advisory Agreements, the Advisor and/or Sub-Advisor is permitted to pay higher brokerage commissions for brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934. In the event the Advisor and/or Sub-Advisor do follow such a practice, it will do so on a basis which it believes is fair and equitable to the Trust and the Funds.

         The Advisor may direct brokerage transactions on behalf of the Established Growth Fund and the Aggressive Growth Fund to Boston Institutional in return for research services relating to equity securities including market information from Bloomberg, Inc. and equity analysis from Value Line, Inc. For the fiscal year ended June 30, 2000, the amounts of such transactions and related commissions on behalf of the Established Growth Fund were $45,250,107 and $64,325, respectively, and on behalf of the Aggressive Growth Fund were $10,981,970 and $32,316, respectively. For the fiscal period or year ended June 30, 1999, the amounts of such transactions and related commissions on behalf of the Established Growth Fund were $10,490,572 and $11,627, respectively; and on behalf of the Aggressive Growth Fund were $8,989,508 and $21,240, respectively. For the fiscal period ended June 30, 1998, the amounts of such transactions and related commissions on behalf of the Established Growth Fund were $9,446,185 and $15,267, respectively, and on behalf of the Aggressive Growth Fund were $5,083,071 and $13,815, respectively. The Sub-Advisor may also direct brokerage transactions on behalf of the International Equity Fund to Merrill Lynch, Instinet and Hoenig in return for research services relating to equity securities. For the fiscal year ended June 30, 2000, the amounts of such transactions and related commissions on behalf of the International Equity Fund were $9,615,144 and $18,730. For the fiscal period ended June 30, 1999, the amounts of such transactions and related commissions on behalf of the International Equity Fund were $1,002,403 and $3,393.

         For the fiscal year ended June 30, 2000, the Funds paid brokerage commissions as follows:

         Established Growth Fund                 $215,056
         Aggressive Growth Fund                  $121,604
         Income Fund                             $  9,903
         International Equity Fund               $ 96,172
         Pennsylvania Bond Fund                  $ 10,570

         For the fiscal year ended June 30, 2000, no brokerage commissions were paid by the Trust on behalf of the Prime Money Market Fund, the U.S. Treasury Money Market Fund, or the Government Securities Fund.

         For the fiscal period ended June 30, 1999, the Funds paid brokerage commissions as follows:

         Established Growth Fund                 $ 36,991
         Aggressive Growth Fund                  $ 38,115
         International Equity Fund               $104,394

         For the fiscal year ended June 30, 1999, no brokerage commissions were paid by the Trust on behalf of the Prime Money Market Fund, the U.S. Treasury Money Market Fund, the Pennsylvania Bond Fund, the Income Fund or the Government Securities Fund.

         While the Advisor and/or Sub-Advisor generally seek competitive commissions, the Trust may not necessarily pay the lowest commission available on each brokerage transaction, for reasons discussed above. Information so received is in addition to and not in lieu of services required to be performed by the Advisor and/or Sub-Advisor and does not reduce the advisory fees payable to the Advisor and/or Sub-

Advisor by a Fund. Such information may be useful to the Advisor and/or Sub-Advisor in serving both the Fund and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Advisor and/or Sub-Advisor in carrying out their obligations to a Fund.

         Except as permitted by applicable laws, rules and regulations, the Trust will not, on behalf of a Fund, execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Advisor, the Sub-Advisor, M&T Bank, BISYS, or their affiliates, and will not give preference to the Advisor's, the Sub-Advisor's, or M&T Bank's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

         Investment decisions for each Fund are made independently from those for other funds of the Trust or any other investment company or account managed by the Advisor or Sub-Advisor. Any such other fund, investment company or account may also invest in the same securities as the Trust on behalf of a Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another fund of the Trust, investment company or account, the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which the Advisor or Sub-Advisor believe to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Advisor or Sub-Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other funds of the Trust, investment companies or accounts in order to obtain best execution. As provided by the Investment Advisory and Investment Sub-Advisory Agreements, in making investment recommendations for the Funds, the Advisor or Sub-Advisor will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Trust is a customer of the Advisor or Sub-Advisor, its parent or its subsidiaries or affiliates and, in dealing with its customers, the Advisor or Sub-Advisor, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds or any other fund of the Trust.

         For the fiscal year ended June 30, 2000, the Established Growth Fund, Government Securities Fund, Pennsylvania Bond Fund, Treasury Money Market Fund and the Prime Money Market Fund held securities of their regular brokers or dealers, as defined in Rule 10b-1 under the 1940 Act or their parent companies. As of June 30, 2000, the Established Growth Fund held $1,241,000 of equity securities of First Union and $10,406,000 of equity securities of Morgan Stanley Dean Witter & Co.; the Government Securities Fund held $12,564,000 of debt securities of Lehman Brothers, Inc., and $5,001,000 of debt securities of Merrill Lynch & Co., Inc.; the Treasury Money Market Fund held $3,138,000 of debt securities of Lehman Brothers, Inc. and $3,612,000 of debt securities of Merrill Lynch & Co., Inc.; the Prime Money Market Fund held $11,976,000 of debt securities of Zions Bancorp, $10,011,000 of debt securities of Goldman Sachs & Co., $11,998,000 of debt securities of JP Morgan Co., $57,990,000 of debt securities of Lehman Brothers, Inc. and $10,000,000 of debt securities of Merrill Lynch & Co., Inc.

Administrators

         BISYS Fund Services Ohio, Inc. and the Advisor serve as administrators (the "Administrators") to the Funds pursuant to a Management and Administration Agreement (the "Administration Agreement"). The Administrators assist in supervising all operations of the Funds (other than those performed by the Advisor under the Investment Advisory Agreements, by the Sub-Advisor under the Investment Sub-Advisory Agreement, by The Bank of New York under the Custody Agreement, by

BISYS Fund Services, Inc. under the Transfer Agency Agreement and Fund Accounting Agreement and by BISYS under the Distribution Agreement).

         As noted above, on May 31, 2000, Governors Group Advisors, Inc., the Funds' previous advisor, reorganized into Martindale Andres & Company, LLC, with no resulting change of actual control or management. The reorganization resulted in the Advisor assuming all of the obligations and responsibilities of Governors Group Advisors, Inc. under the Management and Administration Agreement with the Trust.

         Under the Administration Agreement, the Administrators have agreed to maintain office facilities; furnish statistical and research data, clerical, certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the Commission on Form N-SAR or any replacement forms therefor; compile data for, prepare for execution by the Funds and file all of the Funds' federal and state tax returns and required tax filings other than those required to be made by the Funds' custodian and Transfer Agent; prepare compliance filings pursuant to state securities laws with the advice of the Trust's counsel; assist to the extent requested by the Trust with the Trust's preparation of its Annual and Semi-Annual Reports to Shareholders and its Registration Statement (on Form N-1A or any replacement therefor); compile data for, prepare and file timely Notices to the Commission required pursuant to Rule 24f-2 under the 1940 Act; keep and maintain the financial accounts and records of the Funds, including calculation of daily expense accruals; determine the actual variance from $1.00 of the Prime Money Market Fund's and the Treasury Money Market Fund's net asset value per share; and generally assist in all aspects of the Funds' operations other than those performed by the Advisor under the Investment Advisory Agreement, by the Sub-Advisor under the Investment Sub-Advisory Agreement, by The Bank of New York under the Custody Agreement, by BISYS Fund Services, Inc. under the Transfer Agency Agreement and Fund Accounting Agreement, and by BISYS under the Distribution Agreement. Under the Administration Agreement, the Administrators may delegate all or any part of their responsibilities thereunder.

         For the fiscal year ended June 30, 2000, the Administrators earned and voluntarily waived the following amounts with respect to their administration services to the Funds indicated below pursuant to the Administration Agreement:


                                Fiscal Year Ended
                                June 30, 2000(1)
                                ----------------

                                                           Fees Earned                        Fees Waived
                                                           -----------                        -----------

Prime Money Market Fund                                    $   446,845                        $  104,264
Treasury Money Market Fund                                 $    31,405                        $    7,328
Established Growth Fund                                    $   393,485                        $   91,814
Aggressive Growth Fund                                     $   205,350                        $   47,915
International Equity Fund                                  $    63,247                        $   14,758
Income Fund                                                $   427,672                        $   99,791
Government Securities Fund                                 $    86,487                        $   20,180
Pennsylvania Bond Fund                                     $   150,056                        $   35,013

There are no fees payable to the Administrators from the Lifestyle Funds under the Administration Agreement.

-------------------------
(1) Such Funds commenced operations October 7, 1996, July 1, 1997, December 2, 1996, February 3, 1997, February 9, 1999, December 2, 1996, July 1,
         1997 and October 1, 1996, respectively.

         For the fiscal year or period ended June 30, 1999, the Administrators earned and voluntarily waived the following amounts with respect to their administration services to the Funds indicated below pursuant to the Administration Agreement:


                           Fiscal Year or Period Ended
                                June 30, 1999(1)
                                ----------------

                                                           Fees Earned                        Fees Waived
                                                           -----------                        -----------

Prime Money Market Fund                                      $330,250                            $39,270

Treasury Money Market Fund                                     28,212                              3,152

Established Growth Fund                                       321,042                             36,696

Aggressive Growth Fund                                        160,962                             18,184

International Equity Fund                                      21,580                              5,035

Income Fund                                                   386,279                             44,983

Government Securities Fund                                     55,421                              7,612

Pennsylvania Bond Fund                                        149,744                             17,193

There are no fees payable to the Administrators from the Lifestyle Funds under the Administration Agreement.

-------------------------
(1) Such Funds commenced operations October 7, 1996, July 1, 1997, December 2, 1996, February 3, 1997, February 9, 1999, December 2, 1996, July 1,
         1997 and October 1, 1996, respectively.

         For the fiscal year or period ended June 30, 1998, BISYS, the Trust's former administrator, earned the following amounts with respect to its administration services to the Funds indicated below pursuant to the prior Administration Agreement:


                                                     Fiscal Year or Period Ended
                                                           June 30, 1998(1)
                                                           ----------------

Prime Money Market Fund                                       $179,279

Treasury Money Market Fund                                     $28,247

Established Growth Fund                                       $257,620

Aggressive Growth Fund                                        $144,284

Income Fund                                                   $274,422

Government Securities Fund                                     $38,098


                                                     Fiscal Year or Period Ended
                                                           June 30, 1998(1)
                                                           ----------------


Pennsylvania Bond Fund                                        $137,123

-------------------------
(1) Such Funds commenced operations October 7, 1996, July 1, 1997, December 2, 1996, February 3, 1997, December 2, 1996, July 1, 1997 and October 1, 1996, respectively. For the fiscal year or period ended June 30, 1998, the former administrator had not received any compensation under the Administration Agreement with respect to the International Equity Fund since that Fund had not commenced operations.

         Unless sooner terminated as provided therein, the Administration Agreement has an initial term expiring on June 30, 2001, and thereafter shall be renewed automatically for successive one-year terms, unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the then-current term. The Administration Agreement is terminable with respect to a Fund upon mutual agreement of the parties to the Administration Agreement; through a failure to renew at the end of a one-year term; upon 180 days' written notice by the Trust after the initial term but only in connection with the reorganization of the Funds into another registered management investment company; and for cause (as defined in the Administration Agreement) by the party alleging cause, on not less than 60 days' notice by the Trust's Board of Trustees or by the Administrators.

         The Administration Agreement provides that neither Administrator shall be liable for any error of judgment or mistake of law or any loss suffered by a Fund in connection with the matters to which the Administration Agreement relates, except for a loss resulting from willful misfeasance, bad faith, or negligence on its part in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

Distributor

         BISYS serves as agent for each Fund in the distribution of its Shares pursuant to a Distribution Agreement (the "Distribution Agreement"). Unless otherwise terminated, the Distribution Agreement has an initial term expiring on June 30, 2000, and thereafter shall be renewed automatically for successive annual periods ending June 30, 2001, if approved at least annually (i) by the Trust's Board of Trustees or by the vote of a majority of the outstanding Shares of the Funds, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

Administrative Services and Distribution Plans

         The Trust has adopted an Administrative Services Plan (the "Services Plan") pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions (each a "Service Organization"), which may include the Advisor, Sub-Advisor, M&T Bank and its banking affiliates, Entities, and BISYS, which agree to provide certain ministerial, record keeping and/or administrative support services for their customers or account holders (collectively, "customers") who are the beneficial or record owner of Shares of that Fund. In consideration for such services, a Service Organization receives a fee from each Fund, computed daily and paid monthly, at an annual rate of up to
 .25% of the
average daily net assets of that Fund for shares owned beneficially or of record by such Service Organization's customers for whom the Service Organization provides such services.

         The servicing agreements adopted under the Services Plan (the "Servicing Agreements") require the Service Organizations receiving such compensation to perform certain ministerial, record keeping and/or administrative support services with respect to the beneficial or record owners of Shares of the Funds, such as processing dividend and distribution payments from the Funds on behalf of customers, providing periodic statements to customers showing their positions in the Shares of the Funds, providing sub-accounting with respect to Shares beneficially owned by such customers, providing customers with a service that invests the assets of their accounts in Shares of a Fund pursuant to specific or pre-authorized instructions.

         The Trust has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act (the "12b-1 Plan") pursuant to which each Lifestyle Fund is authorized to reimburse the Distributor. Amounts paid to the Distributor under the Trust's 12b-1 Plan may be used by the Distributor to cover expenses that are related to
(i) the distribution of Shares of the Lifestyle Funds, (ii) ongoing servicing and/or maintenance of the accounts of shareholders of the Lifestyle Funds, (iii) payments to institutions for selling Shares of the Lifestyle Funds, and (iv) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Shares of the Lifestyle Funds, all as set forth in the Trust's 12b-1 Plan. Under the 12b-1 Plan, each Lifestyle Fund may reimburse the Distributor at an annual rate of up to 0.50% of the average daily net assets of each Lifestyle Fund. The Distributor may delegate some or all of these functions to another organization. See "How to Purchase Shares -- Purchases Through Intermediaries."

         The Administrative Services and Distribution Plans ("the Plans") have been approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940
Act) and who have no direct or indirect financial interest in the operation of the Plans or in any Agreements thereunder (the "Disinterested Trustees"). The Plans may be terminated as to a Fund by a vote of a majority of the Disinterested Trustees. The Trustees review quarterly a written report of the amounts expended pursuant to the Plans and the purposes for which such expenditures were made. The Plans may be amended by a vote of the Trustees, provided that any material amendments also require the vote of a majority of the Disinterested Trustees. For so long as the Plans are in effect, selection and nomination of those Disinterested Trustees shall be committed to the discretion of the Trust's Disinterested Trustees. All Agreements may be terminated at any time without the payment of any penalty by a vote of a majority of the Disinterested Trustees. The Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved by a majority of the Board of Trustees, including a majority of the Disinterested Trustees.

Custodian

         The Bank of New York, 100 Church Street, New York, New York, 10286, serves as custodian (the "Custodian") to the Funds pursuant to the Custody Agreement. The Custodian's responsibilities include safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on each Fund's investments.

Transfer Agency and Fund Accounting Services

         BISYS Fund Services, Inc. serves as transfer agent and dividend disbursing agent (the "Transfer Agent") for the Funds pursuant to the Transfer Agency Agreement. Pursuant to such Agreement, the Transfer Agent, among other things, performs the following services in connection with the Funds' Shareholders of record: maintenance of shareholder records for each of the Funds' Shareholders of record; processing Shareholder purchase and redemption orders; processing transfers and exchanges of Shares of the Funds on the Shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of Shareholder reports and proxy solicitation materials. For such services the Transfer Agent receives a fee based on the number of shareholders of record.

         In addition, BISYS Fund Services, Inc. provides certain fund accounting services to each of the Funds pursuant to a Fund Accounting Agreement. BISYS Fund Services, Inc. receives a fee from the Trust for such services for all the Trust's funds computed at an annual rate of three one-hundredths of one percent (.03%) (.04% for the International Equity Fund) of the Trust's average daily net assets up to $2 billion and .02% (.03% for the International Equity Fund) of the Trust's average daily net assets of $2 billion or more, subject to a minimum annual fee of $30,000 ($40,000 for the International Equity Fund and $35,000 for the Pennsylvania Bond Fund). Under such Agreement, BISYS Fund Services, Inc. maintains the accounting books and records for the Funds, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Funds, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with the Funds' custodian, and verification and reconciliation with the Funds' custodian of all daily trade activity; provides certain reports; obtains dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Funds.

         Unless sooner terminated as provided therein, the Fund Accounting Agreement has an initial term expiring on June 30, 2001, and thereafter shall be renewed automatically for successive one-year terms, unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the then-current term. The Fund Accounting Agreement is terminable with respect to a Fund upon mutual agreement of the parties to the Fund Accounting Agreement; upon 180 days' written notice by the Trust after the initial term but only in connection with the reorganization of the Funds into another registered management investment company; and for cause (as defined in the Fund Accounting Agreement) by the party alleging cause, on not less than 60 days' notice by the Trust's Board of Trustees or by BISYS Fund Services, Inc.

         The Fund Accounting Agreement provides that BISYS Fund Services, Inc. shall not be liable for any error of judgment or mistake of law or any loss suffered by a Fund in connection with the matters to which the Fund Accounting Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by BISYS Fund Services, Inc. of its obligations and duties thereunder.

         For the fiscal year ended June 30, 2000, BISYS Fund Services, Inc. earned the amounts indicated below with respect to its fund accounting services to the indicated Funds.

                                                          Fiscal Year Ended
                                                           June 30, 2000(1)
                                                           ----------------

Prime Money Market Fund                                     $   96,491

Treasury Money Market Fund                                  $   30,000

Established Growth Fund                                     $   82,888

Aggressive Growth Fund                                      $   45,875

International Equity Fund                                   $   66,332

Income Fund                                                 $   92,823

Government Securities Fund                                  $   32,883

Pennsylvania Bond Fund                                      $   37,806

Lifestyle Conservative Growth Fund                          $   30,000

Lifestyle Moderate Growth Fund                              $   30,000

Lifestyle Growth Fund                                       $   30,000

-------------------------
(1) Such Funds commenced operations October 7, 1996, July 1, 1997, December 2, 1996, February 3, 1997, February 9, 1999, December 2, 1996, July 1, 1997,
October 1, 1996, February 3, 1999, February 4, 1999 and February 18, 1999, respectively.

         For the fiscal year or period ended June 30, 1999, BISYS Fund Services, Inc. earned the amounts indicated below with respect to its fund accounting services for the indicated Funds.

                                                     Fiscal Year or Period Ended
                                                           June 30, 1999(1)
                                                           ----------------

Prime Money Market Fund                                         77,899

Treasury Money Market Fund                                      31,233

Established Growth Fund                                         78,219

Aggressive Growth Fund                                          41,519

International Equity Fund                                       26,017

Income Fund                                                     93,623

Government Securities Fund                                      32,985

Pennsylvania Bond Fund                                          43,384

Lifestyle Conservative Growth Fund                              12,500

Lifestyle Moderate Growth Fund                                  12,500

Lifestyle Growth Fund                                           12,500

-------------------------
(1) Such Funds commenced operations October 7, 1996, July 1, 1997, December 2, 1996, February 3, 1997, February 9, 1999, December 2, 1996, July 1, 1997,
October 1, 1996, February 3, 1999, February 4, 1999 and February 18, 1999, respectively.

         For the fiscal year or period ended June 30, 1998, BISYS Fund Services, Inc. earned the amounts indicated below with respect to its fund accounting services to the indicated Funds.

                                                     Fiscal Year or Period Ended
                                                           June 30, 1998(1)
                                                           ----------------

Prime Money Market Fund                                        $47,847

Treasury Money Market Fund                                     $30,875

Established Growth Fund                                        $70,172

Aggressive Growth Fund                                         $41,513

Income Fund                                                    $75,419

Government Securities Fund                                     $32,239

Pennsylvania Bond Fund                                         $43,737

-------------------------
         (1) Such Funds commenced operations October 7, 1996, July 1, 1997, December 2, 1996, February 3, 1997, December 2, 1996, July 1, 1997 and October 1, 1996. For the fiscal year or period ended June 30, 1998, BISYS Fund Services, Inc. did not receive any compensation for its fund accounting services with respect to the International Equity and Lifestyle Funds since those Funds had not commenced operations.

Code of Ethics

         The Trust, Advisor and Sub-Advisor have adopted codes of ethics that permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds.

Auditors

         The financial statements for the Funds as of June 30, 2000, and for the periods indicated therein, have been audited by KPMG LLP, Two Nationwide Plaza, Columbus, Ohio 43215, as set forth in their report appearing with the aforementioned financial statements incorporated by reference herein, and are incorporated by reference herein in reliance upon such report and on the authority of such firm as experts in auditing and accounting.

Legal Counsel

         Drinker Biddle & Reath LLP, One Logan Square, 18th & Cherry Streets, Philadelphia, Pennsylvania 19103, is counsel to the Trust and will pass upon the legality of the Shares offered hereby.

                             ADDITIONAL INFORMATION

Description of Shares

         The Trust is a Delaware business trust. The Trust was organized on September 3, 1998.

         Under the Agreement and Declaration of Trust, the beneficial interest in the Trust may be divided into an unlimited number of full and fractional transferable shares. The Agreement and Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares of the Trust into one or more additional classes by setting or changing in any one or more respects, their respective designations, preferences, conversion or other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of two classes of shares: Investor Shares, representing interests in each Fund; and S Shares representing interests in the Prime Money Market Fund. The Trustees may classify or reclassify any particular class of shares into one or more series.

         Each share of the Trust has a par value of $0.0001, represents an equal proportionate interest in the Funds, and is entitled to such dividends and distributions of the income earned on the particular Fund's assets as are declared at the discretion of the Trustees. Shares of the Funds have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, each Fund's Shares will be fully paid and non-assessable by the Trust. In the event of the termination of the Trust or the Funds, shareholders of the Funds would be entitled to receive the assets available for distribution belonging to the particular Class of Shares of the particular Fund, and a proportionate distribution of any general assets not belonging to any particular portfolio which are available for distribution. Shareholders of the Funds are entitled to participate in the net distributable assets of the Funds on liquidation, based on the number of shares of the particular class of Shares of the particular Fund that are held by each of them.

         Shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by fund except as otherwise expressly required by law. For example, Shareholders of a Fund will vote in the aggregate with other shareholders of the Trust with respect to the election of Trustees. However, Shareholders of that Fund will vote as a fund, and not in the aggregate with other shareholders of the Trust, for purposes of approval or amendment of the Fund's investment advisory agreement.

         Individual Trustees are elected by the shareholders of the Trust, although Trustees may, under certain circumstances, fill vacancies, including vacancies created by expanding the size of the Board. Trustees may be removed by the Board of Trustees or shareholders in accordance with the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust and Delaware law.

         An annual or special meeting of shareholders to conduct necessary business is not required by the Agreement and Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Agreement and Declaration of Trust, the investment advisory agreement or a Fund's fundamental policies and to satisfy certain other requirements. To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders.

         As of September 29, 2000, M&T Bank possessed, on behalf of its or its affiliates' underlying accounts, voting or investment power with respect to more than 25% of the outstanding Shares of each Fund with the exception of the Lifestyle Funds.

         There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders meeting for the election of Trustees. Shares of the Trust have non-cumulative voting rights and, accordingly, the holders of more than 50% of the Trust's outstanding shares (irrespective of class) may elect all of the Trustees. Except as set forth above and in the Prospectuses, the Trustees will continue to hold office and may appoint successor Trustees.

         The Agreement and Declaration of Trust authorizes the Board of Trustees, without shareholder approval, to issue shares to a party or parties and for such amount and type of consideration and on such terms, subject to applicable law, as the Trustees may deem appropriate. The Board of Trustees may issue fractional shares and shares held in the treasury. The Board of Trustees has full power and authority, in its sole discretion, and without obtaining shareholder approval, to divide or combine the shares or any class or series thereof into a greater or lesser number, to classify or reclassify any issued shares or any class or series thereof into one or more classes or series of shares, and to take such other action with respect to the Trust's shares as the Board of Trustees may deem desirable. The Agreement and Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. The Agreement and Declaration of Trust permits the termination of the Trust or of any series or class of the Trust by the Trustees without shareholder approval.

         The Agreement and Declaration of Trust provides that the Trustees and officers, when acting in their capacity as such, will not be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust, or any Trustee or any officer of the Trust. Neither a Trustee nor an officer of the Trust shall be liable for any act or omission in his capacity as Trustee or as an officer of the Trust, or for any act or omission of any officer (or other officer) or employee of the Trust or of any other person or party, provided that the Agreement and Declaration of Trust does not protect any Trustee or officer against any liability to the Trust or to shareholders of record to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or the duties of such officer.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund or class affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund or class will be required in connection with a matter, a fund or class will be deemed to be affected by a matter unless it is clear that the interests of each fund or class in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.

         As of September 29, 2000, the name, address and percentage of the outstanding shares held by other investors who may have owned of record 5% or more of the outstanding shares of a particular class of a Fund were as follows:

PRIME MONEY MARKET-INVESTOR SHARES

Name and Address                                         Percentage
----------------                                         ----------

BISYS Fund Services                                       38.2591%
Keystone Financial Sweep Customers
3435 Stelzer Road
Columbus, Ohio 43219

National Financial Services Corp.                         11.6217%
200 Liberty Street
New York, NY 10281

Altru Company                                             46.6420%
1315 11th Avenue
Altoona, PA 16601


PRIME MONEY MARKET FUND S SHARES

Name and Address                                         Percentage
----------------                                         ----------

BISYS Fund Services                                      100.0000%
Governor Funds Financial Sweep Customer
3435 Stelzer Road
Columbus, OH 43219

U.S. TREASURY OBLIGATIONS MONEY MARKET

Name and Address                                         Percentage
----------------                                         ----------

National Financial Services Corp.                         9.3012%
200 Liberty Street
New York, NY 10281

Altru Company                                             85.2995%
1315 11th Avenue
Altoona, PA 16601


PENNSYLVANIA MUNICIPAL BOND FUND

Name and Address                                         Percentage
----------------                                         ----------

Altru Company                                             94.9547%
1315 11th Avenue
Altoona, PA 16601


INTERMEDIATE TERM INCOME FUND

Name and Address                                         Percentage
----------------                                         ----------

Altru Company                                             62.6013%
1315 11th Avenue
Altoona, PA 16601

Altru Company                                             36.7868%
1315 11th Avenue
Altoona, PA 16601


ESTABLISHED GROWTH FUND

Name and Address                                         Percentage
----------------                                         ----------

Altru Company                                             51.0240%
1315 11th Avenue
Altoona, PA 16601

Altru Company                                             39.6519%
1315 11th Avenue
Altoona, PA 16601


AGGRESSIVE GROWTH FUND

Name and Address                                         Percentage
----------------                                         ----------

Altru Company                                             5.9555%
1315 11th Avenue
Altoona, PA 16601

Altru Company                                             43.4020%
1315 11th Avenue
Altoona, PA 16601

Altru Company                                             46.3750%
1315 11th Avenue
Altoona, PA 16601


LIMITED DURATION GOVERNMENT SECURITIES FUND

Name and Address                                         Percentage
----------------                                         ----------

Altru Company                                             80.0650%
1315 11th Avenue
Altoona, PA 16601

Altru Company                                             18.6348%
1315 11th Avenue
Altoona, PA 16601


INTERNATIONAL EQUITY FUND

Name and Address                                         Percentage
----------------                                         ----------

Altru Company                                             57.3491%
1315 11th Avenue
Altoona, PA 16601

Altru Company                                             41.5901%
1315 11th Avenue
Altoona, PA 16601

LIFESTYLE CONSERVATIVE GROWTH FUND

Name and Address                                         Percentage
----------------                                         ----------

NFSC FEBO C3X-203068                                      10.2925%
Robert Holsinger
520 Barley Street
Roaring Spg., PA 16673

NFSC FEBO C3X-262960                                      5.0503%
Earl E. Meily
14 Cardinal Drive
Milton, PA 17847

NFSC FEBO C3X-065390                                      13.8158%
NFSC FMTC IRA Rollover
RR 4 Box 117
Mifflinburg, PA 17844

NFSC FEBO C3X-381306                                      6.8836%
Thomas P. McIntyre, Sr.
1618 County Street
Laureldale, PA 19605

NFSC FEBO C3X-459526                                      13.8338%
NFSC FMTC IRA
2306 E. Allegheny Avenue
Philadelphia, PA 19134

NFSC FEBO C3X-000094                                      5.6497%
NFSC FMTC Roth IRA
15600 Bank Street
Mt. Savage, MD 21545

NFSC FEBO C3X-022110                                      17.6351%
Shirley Decker
102 Highlands
Danville, PA 17821

NFSC FEBO C3X-022012                                      7.9594%
NFSC FMTC IRA Rollover
3303 Comfort Hill Road
Wellsburg, NY 14894


Vote of a Majority of the Outstanding Shares

         As used in the Prospectuses and this Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Trust, a Fund or a class means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of the Trust, Fund or that class present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of such Trust, Fund, or class are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of that Trust, Fund or class.

Additional General Tax Information

         Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute its income and gain each year, so that the Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to so qualify: (1) the Fund would be taxed on its taxable income at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

         A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

         The Pennsylvania Municipal Bond Fund intends to invest all, or substantially all, of its assets in debt obligations the interest on which is exempt for federal income tax purposes. In order for the Fund to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of the Fund's assets at the close of each quarter of the Fund's taxable year must consist of exempt-interest obligations.

         As described in its Prospectus, the Pennsylvania Municipal Bond Fund is designed to provide investors with tax-exempt interest income. The Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Internal Revenue Code (the "Code"), H.R. 10 plans and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Fund's dividends being tax-exempt. In addition, the Fund may not be an appropriate investment for persons or entities that are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, partnerships and its partners and an S corporation and its shareholders.

         The tax principles applicable to transactions in financial instruments and futures contacts and options that may be engaged in by a Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income. In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

Seven-Day and 30-Day Yields of the Prime Money Market Fund and the Treasury Money Market Fund

         The standardized seven-day yield for the Prime Money Market Fund and the Treasury Money Market Fund is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account in that Fund having a balance of one Share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7). The net change in the account value of the Fund includes the value of additional Shares purchased with dividends from the original Share, dividends declared on both the original Share and any such additional Shares, and all fees, other than nonrecurring account or sales charges, that are charged to all Shareholder accounts in proportion to the length of the base period and assuming such Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The 30-day yield is calculated as described above except that the base period is 30 days rather than seven days.

         The effective yield for Shares of the Prime Money Market Fund and the Treasury Money Market Fund is computed by compounding the base period return, as calculated above, by adding 1 to the base period return raising the sum to a power equal to 365 divided by seven and subtracting 1 from the result.

         For the seven-day period ended June 30, 2000, the seven-day yield and seven-day effective yield for Investor Shares of the Prime Money Market Fund were 6.10% and 6.28%, respectively. For the 30-day period ended June 30, 2000, the yield and effective yield for Investor Shares of the Prime Money Market Fund were 6.07% and 6.25%, respectively. For the seven-day period ended June 30, 2000, the seven-day yield and seven-day effective yield for S Shares of the Prime Money Market Fund were 5.90% and 6.07%, respectively. For the 30-day period ended June 30, 2000, the yield and effective yield for S Shares of the Prime Money Market Fund were 5.88% and 6.04%, respectively.

         For the seven-day period ended June 30, 2000, the Treasury Money Market Fund's seven-day yield and seven-day effective yield were 5.41% and 5.56%, respectively. For the 30-day period ended June 30, 2000, the yield and effective yield for the Treasury Money Market Fund were 5.38% and 5.52%, respectively.

30-Day Yield of the Funds

         The yield of the Funds will be computed by annualizing net investment income per share for a recent 30-day period and dividing that amount by the Fund share's maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of a Fund will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Trust allocated to such Fund. These factors and possible differences in the methods used in calculating yield should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of a Fund's shares and to the relative risks associated with the investment objectives and policies of that Fund.

         In addition, tax equivalent yields are computed by dividing that portion of the Pennsylvania Bond Fund's yield (as computed above) which is tax-exempt by one minus a stated income tax rate and adding that result to that portion, if any, of the yield of the Pennsylvania Bond Fund which is not tax-exempt.

         For the 30-day period ended June 30, 2000, the yields for the Income Fund, the Government Securities Fund and the Pennsylvania Bond Fund were 5.95%, 5.49% and 4.13%, respectively, assuming the imposition of the maximum sales charge, and 6.28%, 5.82% and 4.45%, respectively, excluding the effect of a sales charge. For the same period, the tax equivalent yields for the Pennsylvania Bond Fund, assuming a 39.6% federal tax rate, were 6.84%, assuming the imposition of the maximum sales charge, and 7.37%, excluding the effect of a sales charge.

Calculation of Total Return

         Average annual total return is a measure of the change in value of an investment in a Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in that Fund immediately rather than paid to the investor in cash. Average annual total return will be calculated by:
(1) adding to the total number of Shares purchased by a hypothetical $1,000 investment in a Fund (less the maximum sales charge, if any), all additional Shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of Shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year. A Fund, however, may also advertise aggregate total return in addition to or in lieu of average annual total return. Aggregate total return is a measure of the change in value of an investment in a Fund over the relevant period and is calculated similarly to average annual total return except that the result is not annualized.

         For the one year period ended June 30, 2000, the five year period ended June 30, 2000 and the period from commencement of operations to June 30, 2000, the average annual total returns for the Funds, including the performance of any Fund's Predecessor Fund and predecessor CIF (which CIF performance has been restated to reflect the estimated fees for such Fund for the current fiscal years 1998 and 1997), are as follows:


                                                                 Average Annual Total Return
                                                                 ---------------------------
             Fund                        With Maximum Sales Load(1)                          Without Sales Load
             ----                        ------------------------                            ------------------
                                                                    Since                                           Since
                                   1 Year          5 Years      Inception(2)       1 Year          5 Years      Inception(2)
                                   ------          -------      ------------       ------          -------      ------------
Prime Money Market
Investor Shares*                     N/A             N/A             N/A            5.46%            N/A            5.16%
Prime Money Market
S Shares*                            N/A             N/A             N/A            5.25%            N/A            5.11%
Treasury Money Market*               N/A             N/A             N/A            4.76%            N/A            4.61%
Established Growth                  3.32%          19.96%          22.27%           9.31%          21.31%          23.53%
Aggressive Growth                   9.91%          14.50%          15.52%          16.31%          15.81%          16.62%
International Equity                6.63%            N/A            9.20%          12.87%            N/A           13.74%
Income                             -1.50%            N/A            2.90%           3.18%            N/A            4.23%
Government Securities               1.22%            N/A            4.06%           4.31%            N/A            4.75%
Pennsylvania Bond                  -2.59%            N/A            2.40%           1.96%            N/A            3.67%
Lifestyle Conservative
Growth                               .20%            N/A            1.73%           4.94%            N/A            5.12%
Lifestyle Moderate
Growth                              1.98%            N/A            5.76%           6.81%            N/A            9.29%
Lifestyle Growth                    3.12%            N/A            8.16%           8.00%            N/A           11.87%



* The Prime Money Market and Treasury Money Market Funds do not have sales loads.

(1) The maximum sales load for the Established Growth Fund, Aggressive Growth Fund and International Equity Fund is 5.50%. The maximum sales load for the Income Fund, Pennsylvania Bond Fund, Lifestyle Conservative Growth Fund, Lifestyle Moderate Growth Fund and Lifestyle Growth Fund is 4.50%. The maximum sales load for the Government Securities Fund is 3.00%.

(2) Commenced operations October 7, 1996, July 1, 1997, January 1, 1995 (the Established Growth Fund's predecessor CIF), July 1, 1994 (the Aggressive Growth Fund's predecessor CIF), February 9, 1999, December 2, 1996, October 31, 1995 (the Government Securities Fund's predecessor
         CIF), October 1, 1996, February 3, 1999, February 4, 1999 and February 18, 1999, respectively.

         Past performance is no guarantee as to future performance.

Distribution Rates

         The Funds may from time to time advertise current distribution rates.

Performance Comparisons

         Investors may judge the performance of the Funds by comparing them to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and S&P and to data prepared by Lipper Inc., a widely recognized independent service which monitors the performance of mutual funds. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, Morningstar, Inc., Ibbotson Associates, CDA/Wiesenberger, The New York Times, Business Week, U.S.A. Today and local periodicals. In addition to performance information, general information about the Funds that appears in a publication such as those mentioned above may be included in advertisements, sales literature and reports to shareholders. The Funds may also include in advertisements and reports to shareholders information discussing the performance of the Advisor or Sub-Advisor in comparison to other investment advisors and to other institutions.

         From time to time, the Trust may include the following types of information in advertisements, supplemental sales literature and reports to
Shareholders: (1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for the Funds; (5) descriptions of investment strategies for the Funds; (6) descriptions or comparisons of various investment products, which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons that have invested in a Fund. The Trust may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of a Fund.

         Current yields or total return will fluctuate from time to time and are not necessarily representative of future results. Accordingly, a Fund's yield or total return may not provide for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. Yield and total return are functions of a Fund's quality, composition and maturity, as well as expenses allocated to that Fund. Fees imposed upon Customer accounts by the Advisor, Sub-Advisor, their affiliates or their affiliated or correspondent banks for cash management services or other services will reduce a Fund's effective yield and total return to Customers. The current yield and performance of the Funds may be obtained by calling the Trust at 1-800-766-3960.

Miscellaneous

         Individual Trustees serve the Trust subject to (1) removal by the vote of two-thirds of the Board of Trustees or (2) removal by the vote of shareholders owning at least two-thirds of the outstanding shares of all series. Generally, shareholders owning a majority of the outstanding shares of the Trust entitled to vote may cause the Trustees to call a special meeting.

         The Trust is registered with the Commission as a management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Trust.

         The Prospectuses and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

         The Prospectuses and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectuses and this Statement of Additional Information.

                              FINANCIAL STATEMENTS

         The Financial Statements for the Prime Money Market, Treasury Money Market, Established Growth, Aggressive Growth, International Equity, Income, Government Securities, Pennsylvania Bond, Lifestyle Conservative Growth, Lifestyle Moderate Growth and Lifestyle Growth Funds for the fiscal year ended June 30, 2000 and the financial highlights for each of the respective periods presented, appearing in the 2000 Annual Report to Shareholders of Governor Funds and the report thereon of KPMG LLP, the Trust's independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. No other parts of the 2000 Annual Report to Shareholders of Governor Funds are incorporated herein.

                                   APPENDIX A
                                   ----------

COMMERCIAL PAPER RATINGS
------------------------

         A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

         "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS
Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuers do not fall within any of the Prime rating categories.

         Fitch short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the best capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is highly uncertain and solely reliant upon a sustained, favorable business and economic environment.

         "D" - Securities are in actual or imminent payment default.

         Thomson Financial BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson Financial BankWatch:

         "TBW-1" - This designation represents Thomson Financial BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

         "TBW-2" - This designation represents Thomson Financial BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

         "TBW-3" - This designation represents Thomson Financial BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

         "TBW-4" - This designation represents Thomson Financial BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

         The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

         "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         - "r" - The `r' highlights obligations that Standard & Poor's believes have significant noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         - N.R. Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         "B" - Bonds are generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         "Caa " - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Con. (...) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes the ratings used by Fitch for corporate and municipal bonds:

         "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

         "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC", "CC" and "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

         "DDD," "DD" and "D" - Bonds are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

         - To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to denote relative standing within these major rating categories.

         - `NR' indicates the Fitch does not rate the issuer or issue in question.

         - `Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.
- RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

         Thomson Financial BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

         "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

         "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

         "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         "BB," - A rating of BB suggests that the likelihood of default is considerably less than for lower-rated issues, although there are significant uncertainties that could affect the ability to adequately service debt obligations.

         "B" - Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

         "CCC" - Issues rated CCC clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

         "CC" - This rating is applied to issues that are subordinate to other obligations rated CCC and are afforded less protection in the event of bankruptcy or reorganization.

         "D" - This designation indicates that the long-term debt is in default.

         PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

MUNICIPAL NOTE RATINGS
----------------------

         A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

         "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

         "SG" - This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

         Fitch uses the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   APPENDIX B
                                   ----------

                  As stated in the Statement of Additional Information, the Established Growth, Aggressive Growth, International Equity, Income and Pennsylvania Bond Funds may enter into futures contracts and options for hedging purposes. Such transactions are described in this Appendix.

I.  Interest Rate Futures Contracts.
    --------------------------------

                  USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

                  The Funds presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

                  DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

                  Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, a Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, a Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, a Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, a Fund realizes a loss.

                  Interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade and the Chicago Mercantile Exchange and the New York Futures Exchange. The Fund would deal only in standardized contract's on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

                  A public market now exists in futures contracts covering various financial instruments including long-term Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month Treasury Bills; and ninety-day commercial paper. A Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

II.  Stock Index Futures Contracts.
     -----------------------------

                  GENERAL. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

                  A Fund will sell index futures contracts in order to offset a decrease in market value of its securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

                  In addition, a Fund may utilize stock index futures contracts in anticipation of changes in the composition of its holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

III.  Futures Contracts on Foreign Currencies.
      ---------------------------------------

                  A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV.  Margin Payments.
     ---------------

                  Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker or in a segregated account with a Fund's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instrument fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and a Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and a Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Advisor or Sub-Advisor may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate a Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or gain.

V.  Risks of Transactions in Futures Contracts.
    ------------------------------------------

                  There are several risks in connection with the use of futures by a Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, a Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Advisor or Sub-Advisor. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Advisor or Sub-Advisor. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held by a Fund may decline. If this occurred, a Fund would lose money on the future and also experience a decline in value in its portfolio securities.

                  Where futures are purchased to hedge against a possible increase in the price of securities or a currency before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if a Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, a Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

                  In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Advisor or Sub-Advisor may still not result in a successful hedging transaction over a short time frame.

                  Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

                  Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

                  Successful use of futures by the Funds is also subject to the Advisor's or Sub-Advisor's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, a Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI.  Options on Futures Contracts.
     ----------------------------

                  The Funds may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

                  Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Funds because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts. Although permitted by their fundamental investment policies, the Funds do not currently intend to write futures options during the current fiscal year, and will not do so in the future absent any necessary regulatory approvals.

         The tax principles applicable to certain financial investments and future contracts and options that may be acquired by a Fund are complex and, in some cases, uncertain. Such investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

VII.  Accounting and Tax Treatment.
      ----------------------------

                  Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

                  Generally, futures contracts held by the Funds at the close of the Funds' taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and sixty percent of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time a Fund holds the futures contract ("the 40-60 rule"). The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by a Fund in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by a Fund, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which will also be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, a Fund may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of a Fund's taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, a Fund would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40-60 rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, no more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term. Options on futures contracts generally receive federal tax treatment similar to that described above.

                  Certain foreign currency contracts entered into by the Funds may be subject to the "mark-to-market" process. If the Fund makes a Capital Asset Election with respect to such contracts, the contracts will be subject to the 40-60 rule, described above. Otherwise, such gain or loss will be treated as 100% ordinary gain or loss. To receive such federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends;
(2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information, the Treasury has not issued any such regulations. Foreign currency contracts entered into by a Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

                  Some investments may be subject to special rules which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. However, regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the "mark-to-market" rules, unless an election is made to have such currency rules apply. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts that a Fund may make or may enter into will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by the Funds which are not subject to special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

                  Under the federal income tax provisions applicable to regulated investment companies, less than 30% of a company's gross income must be derived from gains realized on the sale or other disposition of securities held for less than three months. With respect to futures contracts and other financial instruments subject to the "mark-to-market" rules, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a futures contract or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract or instrument is held) if the gain arises as a result of a constructive sale under the "mark-to-market" rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or transferred) during the taxable year (other than by reason of the mark-to-market rules) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date. In determining whether the 30% test is met for a taxable year, increases and decreases in the value of the Funds' futures contracts and other investments that qualify as part of a "designated hedge," as defined in the Code, may be netted.